           As filed with the Securities and Exchange Commission on April 1, 2010

                                            1933 Act Registration No. 333-149053

                                             1940 Act Registration No. 811-08651

                                                              CIK No. 0001055225
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 2

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 53

     LLANY Separate Account R for Flexible Premium Variable Life Insurance
                           (Exact Name of Registrant)

                              Lincoln SVULone2007

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                           (Exact Name of Depositor)

                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (315) 428-8400

                          Robert O. Sheppard, Esquire
                   Lincoln Life & Annuity Company of New York
                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
                    (Name and Address of Agent for Service)

                                    Copy to:
                                John L. Reizian
                  The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103

            Approximate Date of Proposed Public Offering: Continuous

                     Title of Securities being registered:
  Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration
                 Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending
December 31, 2009 was filed March 23, 2010.

It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b)
/X/ on May 1, 2010 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be October 22, 2009.

LLANY Separate Account R for Flexible Premium Variable Life Insurance Lincoln Life & Annuity Company of New York

Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 444-2363

--------------------------------------------------------------------------------
 A Flexible Premium Variable Life Insurance Policy On the Lives of Two Insureds
--------------------------------------------------------------------------------
     This prospectus describes Lincoln SVULONE2007, a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln Life & Annuity Company of New York ("Lincoln Life", "the Company", "We", "Us", "Our"). The policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.


     The policy described in this prospectus is available only in New York.


     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account R ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Those funds are known as the Elite Series of funds (the "funds"), and such funds are offered by the following fund families. Comprehensive information on the funds may be found in the funds' prospectuses which are furnished with this prospectus.
                      o AllianceBernstein Variable Products Series Fund, Inc.

                      o American Century Investments Variable Portfolios, Inc.

                      o American Funds Insurance Series

                      o BlackRock Variable Series Funds, Inc.

                      o Delaware VIP Trust

                      o DWS Variable Series II

                      o Fidelity (Reg. TM) Variable Insurance Products

                      o Franklin Templeton Variable Insurance Products Trust

                      o Lincoln Variable Insurance Products Trust

                      o MFS (Reg. TM) Variable Insurance Trust

                      o PIMCO Variable Insurance Trust


     Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.



                         Prospectus Dated: May 1, 2010

                                 Table of Contents





Contents                                                 Page
--------------------------------------------------      -----
POLICY SUMMARY....................................         3
    Benefits of Your Policy.......................         3
    Risks of Your Policy..........................         4
    Charges and Fees..............................         5
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................        10
    Fund Participation Agreements.................        11
    Distribution of the Policies and
      Compensation................................        11
    Sub-Accounts and Funds........................        12
    Sub-Account Availability and Substitution of
      Funds.......................................        17
    Voting Rights.................................        17
POLICY CHARGES AND FEES...........................        18
    Premium Load; Net Premium Payment.............        18
    Surrender Charges.............................        18
    General:......................................        18
    Partial Surrender Fee.........................        21
    Transfer Fee..................................        21
    Mortality and Expense Risk Charge.............        21
    Cost of Insurance Charge......................        22
    Administrative Fee............................        22
    Policy Loan Interest..........................        22
    Rider Charges.................................        22
YOUR INSURANCE POLICY.............................        23
    Application...................................        24
    Owner.........................................        24
    Right to Examine Period.......................        24
    Initial Specified Amount......................        25
    Transfers.....................................        25
    Market Timing.................................        25
    Optional Sub-Account Allocation Programs......        27
    Riders........................................        28
    Continuation of Coverage......................        39
    Termination of Coverage.......................        39


Contents                                                 Page
--------------------------------------------------      -----
    State Regulation..............................        40
PREMIUMS..........................................        40
    Allocation of Net Premium Payments............        40
    Planned Premiums; Additional Premiums.........        40
    Policy Values.................................        42
    Additional Bonus Credits......................        43
DEATH BENEFITS....................................        43
    Death Benefit Proceeds........................        43
    Death Benefit Options.........................        43
    Changes to the Initial Specified Amount and
      Death Benefit Options.......................        44
    Payment of Death Benefit Proceeds.............        45
POLICY SURRENDERS.................................        46
    Partial Surrender.............................        46
POLICY LOANS......................................        47
LAPSE AND REINSTATEMENT...........................        48
    No-Lapse Protection...........................        49
    Reinstatement of a Lapsed Policy..............        50
TAX ISSUES........................................        50
    Taxation of Life Insurance Contracts in
      General.....................................        50
    Policies That Are MECs........................        51
    Policies That Are Not MECs....................        52
    Last Survivor Contract........................        53
    Other Considerations..........................        53
    Fair Market Value of Your Policy..............        54
    Tax Status of Lincoln Life....................        54
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS....................................        54
LEGAL PROCEEDINGS.................................        54
FINANCIAL STATEMENTS..............................        55
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        56
Appendix A........................................        56
GLOSSARY OF TERMS.................................        59

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The policy this prospectus describes is a variable life insurance policy which provides death benefit protection on the lives of two insureds. Upon the death of the first insured, the policy pays no death benefit. The policy will pay the death benefit only when the second insured has died. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of premium payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds". You should refer to this prospectus and the prospectus for each underlying fund for comprehensive information on the Sub-Accounts and the underlying funds. You may also allocate premiums and Accumulation Values to the Fixed Account.

No-Lapse Protection. Your policy will include the No-Lapse Enhancement Rider and the Premium Reserve Rider, which may help you manage some of the risk of policy lapse.

The No-Lapse Enhancement Rider may prevent a policy from lapsing where the Net Accumulation Value under your policy is insufficient to cover the Monthly Deductions if the requirements of the rider, including requirements as to timing and amount of premium payments, are met. The Net Accumulation Value of your policy is defined in the policy values section of the prospectus. The duration of lapse protection provided will be determined monthly, and it will vary based on the calculations described in detail in the rider. Those calculations credit the actual amounts of Net Premium Payments made, deduct for the actual amount of any Partial Surrenders you make, and then adjust the net of those actual amounts by a formula which increases the net of premiums less surrenders by an assumed interest crediting rate and reduces that net amount by certain assumed charges rates and fees referred to by the rider as "reference rates". All assumed rates, charges, and fees are set forth in the rider. Payment of premiums higher than the planned premium and assumed interest credited by the rider's formula on net premiums will increase the duration of lapse protection. Partial Surrenders and rider reference charges, rates, and fees deducted by the rider formula will reduce the duration of lapse protection. In addition, if the provisions of this rider are invoked to prevent lapse of the policy, the death benefit provided by this rider will be different from the death benefit otherwise in effect under the policy. Refer to the section headed "No-Lapse Enhancement Rider" in the Riders section of this prospectus for more information about the amount of the death benefit which would be provided by the rider as well as the determination of the duration of protection. Finally, the rider reserves to us the right to restrict your allocations to certain Sub-Accounts to a maximum of 40% of the policy Accumulation Value. The decision to enforce this restriction will be based on an annual review of the Separate Account investments for this product. If we determine that the allocations by all owners of this product are highly concentrated in certain Sub-Accounts, then Sub-Accounts with higher concentrations than anticipated will be subject to the restriction. You must maintain automatic rebalancing and comply with these investment restrictions in order to keep this rider in effect.

The Premium Reserve Rider allows you to pay premiums in addition to those you plan to pay for the base policy and to have such amounts accumulate in the same manner as if they had been allocated to your policy. This rider's accumulation value generated by these additional premiums will automatically be transferred to your policy at the end of the grace period to help keep your policy in force in the event (i) the Net Accumulation Value under your policy is insufficient to cover the Monthly Deductions and your policy's No-Lapse Enhancement Rider described above is not at the time preventing your policy from lapsing; and
(ii) you do not respond to the lapse notice by paying at least the amount set forth in that notice. If the Premium Reserve Rider Accumulation Value on the day the Grace Period ends is insufficient to meet the amount then due, your policy and this rider will lapse without value. You may also request us to transfer the Premium Reserve Rider Accumulation Value to your policy at any time. As with your policy, you bear the risk that investment results of the Premium Reserve Rider Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the accumulation value of the rider, and, therefore, the amount of the Premium Reserve Rider Accumulation Value which may be available to prevent your policy from lapsing or for providing policy benefits. Refer to the section headed "Premium Reserve Rider" in the Riders section of this prospectus for more information about the benefits of this rider.



Risks of Your Policy

Fluctuating Investment Performance. A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance of the underlying fund. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's and underlying fund's objective and risk is found in this prospectus and in each fund's prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's Accumulation Value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.


Policy Values in the General Account. Premium payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" section of this prospectus.


Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.

In addition to paying sufficient premiums and being cognizant of the impact of outstanding Policy Loans and Partial Surrenders on your policy values, you also have the No-Lapse Enhancement Rider and the Premium Reserve Rider, briefly noted above and discussed in more detail in the Riders section of this prospectus, to help you manage some of the risk of policy lapse.

Decreasing Death Benefit. Any outstanding Policy Loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of Death Benefit Option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.

Consequences of Surrender. Surrender Charges are assessed if you surrender your policy within the first 10-15 policy years. Full or Partial Surrenders may result in tax consequences. Depending on the amount of premium paid, or any Reduction in specified amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional premium payments.

Tax Consequences. As noted in greater detail in the section headed "Tax Issues", the federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms.

Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your policy, and the deferral of taxation of any increase in the value of your policy. If the policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more premiums than permitted under the federal tax law your policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the policy will satisfy the federal tax law definition of life insurance, and we will monitor your policy for compliance with the tax law requirements. The discussion of the tax treatment of your policy is based on the current policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the policy, as well as any changes in the current tax law requirements, may affect the policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning and surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer Accumulation Values between Sub-Accounts.



                                           Table I: Transaction Fees
                                         When Charge                                 Amount
           Charge                        is Deducted                                Deducted
 Maximum sales charge             When you pay a premium.        7.0% of each premium payment in policy years
 imposed on premiums                                             1-20 and 4.0% in policy years 21 and later. 1
 (Premium Load)(Average
 of 3.0% of this Charge is
 used for state and federal
 tax obligations)

                                                Table I: Transaction Fees
                                           When Charge                                       Amount
          Charge                           is Deducted                                      Deducted
 Surrender Charge* 2            For up to 15 years from the
                                Policy Date and up to 15 years
                                from the effective date of each
                                increase in specified amount, a
                                Surrender Charge will be
                                deducted at the time you effect
                                a Full Surrender of your policy.
                                For up to 10 years from the
                                Policy Date or up to 10 years
                                from the effective date of each
                                increase in specified amount, a
                                Surrender Charge will be
                                deducted at the time you effect
                                a Reduction in Specified
                                Amount.
  Maximum Charge                                                       $60.00 per $1,000 of specified amount.
  Minimum Charge                                                       $0.00 per $1,000 of specified amount.
  Charge for a                                                         For a male, age 55, standard non-tobacco, and a
  Representative Insured                                               female, age 55, standard non-tobacco, in year
                                                                       one the maximum surrender charge is $25.85
                                                                       per $1,000 of specified amount.
 Transfer Fee                   Applied to any transfer request        $  25
                                in excess of 24 made during
                                any policy year.



  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial adviser.


  1The maximum sales charge imposed on premiums (load) of 7.0% (4.0% in policy years 21 and later) is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 4.0%. In considering policy-related state taxes components of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the policy owner resides.



  2 During the life of the policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your policy's Surrender Value, you must request a Full Surrender of your policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial Surrenders of your policy.)

Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



                             Table II: Periodic Charges Other Than Fund Operating Expenses
                                          When Charge                                      Amount
          Charge                          is Deducted                                     Deducted
 Cost of Insurance*             Monthly
  Maximum Charge                                                    $83.33 per month per $1,000 of Net Amount at
                                                                    Risk. Individuals with a higher mortality risk
                                                                    than standard issue individuals can be charged
                                                                    from 125% to 5,000% of the standard rate.
  Minimum Charge                                                    $0.00 per month per $1,000 of Net Amount at
                                                                    Risk.

  Charge for a                                                      For a male, age 55, standard non-tobacco, and a
  Representative Insured                                            female, age 55, standard non-tobacco, in year
                                                                    one the guaranteed maximum monthly cost of
                                                                    insurance rate is $0.00215 per month per
                                                                    $1,000 of Net Amount at Risk.
  Mortality and Expense         Daily (at the end of each           Daily charge as a percentage of the value of the
  Risk Charge ("M&E")           valuation day).                     Separate Account, guaranteed not to exceed an
                                                                    effective annual rate of 0.60%.3
  Administrative Fee*           Monthly                             A flat fee of $10 per month in all years.
                                                                    In addition to the flat fee of $10 per month, for
                                                                    the first ten policy years from issue date or
                                                                    increase in specified amount, a monthly fee per
                                                                    dollar of Initial Specified Amount or increase in
                                                                    specified amount as follows:
  Maximum Charge                                                    $1.61 per month per $1,000 of Initial Specified
                                                                    Amount or increase in specified amount.
  Minimum Charge                                                    $0.01 per month per $1,000 of Initial Specified
                                                                    Amount or increase in specified amount.
  Charge for a                                                      For a male, age 55, standard non-tobacco, and a
  Representative Insured                                            female, age 55, standard non-tobacco, the
                                                                    maximum additional monthly charge is
                                                                    $0.17334 per month per $1,000 of specified
                                                                    amount.
 Policy Loan Interest           Annually                            5.0% annually of the amount held in the loan
                                                                    account.4
 No-Lapse Enhancement           N/A                                 There is no charge for this rider.5
 Rider
 Overloan Protection            One-time charge when benefit        Maximum charge of 5.0% of the then current
 Rider6                         is elected.                         Accumulation Value.6
 Optional Rider Charges                                             Individualized based on whether optional
                                                                    Rider(s) selected.

                     Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                          When Charge                                    Amount
          Charge                          is Deducted                                   Deducted
 Premium Reserve Rider7         When you direct a premium to         4.0% of each premium payment allocated to the
                                this rider                           Rider.7
                                When Rider Accumulation              3.0% of amount transferred
                                Value is transferred to policy
                                during policy years 1-107
 Estate Tax Repeal Rider        One-time charge at issue             $250


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial adviser.

  3 Guaranteed at an effective annual rate of 0.60% in policy years 1-10; 0.20% in policy years 11-20; and 0.00% in policy years 21 and beyond.

  4 Effective annual interest rate of 5.0% in years 1-10 and 4.1% in years 11 and later. Although deducted annually, interest accrues daily. As described in the section headed "Policy Loans", when you request a policy loan, amounts equal to the amount of the loan you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company's General Account. Amounts in the Loan Account are credited interest at an effective annual rate guaranteed not to be less than 4.0%. The net cost of your loan (that is the difference between the interest rate charged on amounts borrowed and the interest rate credited to amounts held in the Loan Account) is 1.0% in policy years 1-10 and 0.1% in policy years 11 and later.

  5 There is no separate charge for the No-Lapse Enhancement Rider. The Cost of Insurance Charge for the policy has been adjusted to reflect the addition of the rider to the policy. See No-Lapse Enhancement Rider section for further discussion.

  6 Accumulation Value of the policy is the sum of the Fixed Account value, the Separate Account Value, and the Loan Account value. See Policy Values section for detailed discussion of how each value is calculated.

  7 Allocations of Premium Payments to the rider are at your discretion. Allocations of Premium Payments to the Rider are subject to the 4.0% charge shown in the Table and are not subject to the "Maximum Sales Charge Imposed on Premiums" shown in Table I. This 4.0% charge is called the Premium Reserve Rider Premium Load. Rider Accumulation Value allocated to the Separate Account is subject to the mortality and expense risk charge (which does not exceed 0.60% for policy years 1-10, 0.20% for policy years 11-20, and 0.00% for policy years 21 and beyond).

  Transfers of Accumulation Value from the rider to the policy are not subject to the "Maximum Sales Charge Imposed on Premiums" shown in Table I, but are subject to a charge of 3.0% of the Accumulation Value transferred if such transfers are made during the first 10 policy years. In addition, if you request a loan from the Accumulation Value of this rider, interest is charged at the same rate as for Policy Loans. See Premium Reserve Rider section for further discussion.


Table III shows the annual fund fees and expenses that are deducted daily from your Sub-Account values, on a pro rata basis. The table shows the maximum and minimum total operating expenses charged by the underlying funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        5.09% 8         0.32%
 (12b-1) fees, and other expenses.



     8 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 3.65%. These waivers and reductions generally extend through April 30, 2011 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the underlying funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by underlying funds, if any. In addition, certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption fees are discussed in the Market Timing section of this prospectus and further information about redemption fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-444-2363.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.


LLANY Separate Account R for Flexible Premium Variable Life Insurance ("Separate Account") is a Separate Account of the Company which was established on January 29, 1998. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." Any changes in the investment policy of the Separate Account must be approved by the New York State Insurance Department.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements

In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.50% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation

The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company. One of such broker-dealer firms is Lincoln Financial Advisors Corporation ("LFA"), which is an affiliate of the Company. The maximum total compensation we pay to any broker-dealer firm in conjunction with policy sales is 99% of first year premium and 27% of all other premiums paid. The amount of compensation may be affected by choices the policy owner has made when the policy was applied for, including the choices of riders, which may result in equivalent amounts paid over time. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.

We do not anticipate that the Surrender Charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.



Sub-Accounts and Funds

The variable investment options in the policy are Sub-Accounts of the Separate Account ("Sub-Accounts"). All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate "Underlying Fund". You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.

We create Sub-Accounts and select the funds the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the fund in which such Sub-Account invests no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant policy owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the fund in which a Sub-Account invests, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.


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

Several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.


The Underlying Funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-444-2363 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.



AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.


   o AllianceBernstein Global Thematic Growth Portfolio (Class A): Long-term growth.

   o AllianceBernstein Growth and Income Portfolio (Class A): Long-term growth.


   o AllianceBernstein International Value Portfolio (Class A): Long-term growth.

   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

   o Inflation Protection Fund (Class I): Long-term total return.

     This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.



American Funds Insurance Series, advised by Capital Research and Management
     Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.

   o Growth-Income Fund (Class 2): Growth and income.

   o International Fund (Class 2): Long-term growth.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC


   o Global Allocation VI Fund (Class I): High total return.


Delaware VIP Trust, advised by Delaware Management Company.*


   o Diversified Income Series (Standard Class): Total return.

   o Emerging Markets Series (Standard Class): Capital appreciation.

   o High Yield Series (Standard Class): Total return.

     This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.

   o Limited-Term Diversified Income Series (Standard Class): Total return.

   o REIT Series (Standard Class): Total return.

   o Small Cap Value Series (Standard Class): Capital appreciation.


   o Trend Series (Standard Class): Capital appreciation.

   o U. S. Growth Series (Standard Class): Capital appreciation.

   o Value Series (Standard Class): Capital appreciation.


  *Investments in any of the funds offered under the Delaware VIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds offered under the Delaware VIP Trust, the repayment of capital from any of the funds offered under the Delaware VIP Trust or any particular rate of return.



DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and subadvised by RREEF America L.L.C.


   o DWS Alternative Asset Allocation Plus VIP Portfolio (Class A): Capital appreciation.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR CO., Inc.

   o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

   o Growth Portfolio (Service Class): Capital appreciation.

   o Mid Cap Portfolio (Service Class): Long-term growth.

   o Overseas Portfolio (Service Class): Long-term growth.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Bond Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

   o Franklin Income Securities Fund (Class 1): Current income.

   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

   o Mutual Shares Securities Fund (Class 1): Capital appreciation.

   o Templeton Global Bond Securities Fund (Class 1): High current income.

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
     Advisors Corporation.

   o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)


   o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): Maximize real return.
     (Subadvised by BlackRock Financial Management, Inc.)
     This fund will be available on or about May 17, 2010. Consult your financial advisor.


   o LVIP Capital Growth Fund (Standard Class): Capital growth.
     (Subadvised by Wellington Management Company, LLP)

   o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total return.
     (Subadvised by Cohen & Steers Capital Management)

   o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)

   o LVIP Delaware Bond Fund (Standard Class): Current income.

     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
     (Subadvised by Delaware Management Company)*
     This fund will be available on or about May 17, 2010. Consult your financial advisor.

   o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
     (Subadvised by Delaware Management Company)*
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.

     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

   o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited)


   o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)


   o LVIP J.P. Morgan High Yield Fund (Standard Class): High level of current income.
     (Subadvised by J.P. Morgan Investment Management, Inc.)
     This fund will be available on or about May 17, 2010. Consult your financial advisor.


   o LVIP Marsico International Growth Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Marsico Capital Management, LLC)

   o LVIP MFS Value Fund (Standard Class): Capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)

   o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (Subadvised by Wellington Management Company, LLP)

   o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

   o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.
     (Subadvised by Delaware Management Company)

   o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Aggregate Bond Index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA International Index Fund (Standard Class): Replicate broad foreign index..
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500 Index.

     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 Index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
      Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)

   o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation. (Subadvised by Turner Investment Partners)


   o LVIP Wells Fargo Intrinsic Value Fund (Standard Class): Income. (Subadvised by Metropolitan West Capital Management)
     (formerly LVIP FI Equity-Income Fund)


   o LVIP Wilshire 2010 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Wilshire 2020 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Wilshire 2030 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Wilshire 2040 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Wilshire Aggressive Profile Fund (Standard Class)(2): Long-term growth of capital.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Conservative Profile Fund (Standard Class)(2): Current income.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Moderate Profile Fund (Standard Class)(2): Growth and income.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class)(2):
      Growth and income.
     (Subadvised by Wilshire Associates Incorporated)


  *Investments in any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust, the repayment of capital from any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust or any particular rate of return.



MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
  Services Company

   o Growth Series (Initial Class): Capital appreciation.

   o Total Return Series (Initial Class): Total return.

   o Utilities Series (Initial Class): Total return.


PIMCO Variable Insurance Trust, advised by PIMCO


   o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Administrative Class): Maximum real return.


     (1)"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance

  Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

  (2)The Lincoln Variable Insurance Products Trust LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, LVIP Wilshire 2040 Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, and LVIP Wilshire Moderately Aggressive Profile Fund are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.



Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policy owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitutions. Substitute funds may have higher charges than the funds being replaced.



Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of a fund to which such policy owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.


POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

In addition to policy charges, the investment adviser for each of the Underlying Funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses are incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses) and deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by an Underlying Fund is contained in each fund's prospectus.

The Monthly Deductions, including the Cost of Insurance Charges, will be deducted proportionately from the Net Accumulation Value of each Sub-Account and the Fixed Account subject to the charge.

The Monthly Deductions are made on the "Monthly Anniversary Day", the Policy Date, and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day.

If the value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We make a deduction from each Premium Payment. This amount, referred to as "Premium Load," covers certain policy-related state and federal tax liabilities. In considering policy related state taxes, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the policy owners resides. Policy-related taxes imposed by the states range from 0.0% to 4.0%. It also covers a portion of the sales expenses incurred by the Company. We deduct 7% from each premium payment in policy years 1-20 and 4% in policy years 21 and beyond. The Premium Payment, net of the Premium Load, is called the "Net Premium Payment."



Surrender Charges


General:

Your policy gives you the right to (i) fully surrender your policy (a "Full Surrender") and receive the "Accumulation Value" of the policy less any applicable Surrender Charges (which is called the policy's "Surrender Value");
(ii) partially surrender your policy and receive from the Accumulation Value of your policy the amount you specifically request in cash (a "Partial Surrender"); and (iii) request a reduction in the specified amount of your policy (a "Reduction in specified amount"). The "Accumulation Value" of your policy is the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value (see section headed "Premiums - Policy Values" for discussion of how these values are calculated). In addition, Partial Surrenders are limited to 90% of the policy's Surrender Value (see section headed "Policy Surrenders - Partial Surrender" for a detailed discussion).

A "Surrender Charge" may apply if you request a Full Surrender or a Reduction in specified amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each policy. No Surrender Charge is imposed if you request a Partial Surrender.

The Surrender Charge varies by age of the insureds, the number of years since the "Policy Date" or the date of each increase in specified amount, and the specified amount. (See section headed "Your Insurance Policy" for a discussion of Policy Date.) The Surrender Charge will never exceed $60.00 per $1,000 of specified amount. A personalized schedule of surrender charges is included in each policy when your policy is issued. That schedule will calculate the applicable Surrender Charge for you for each year during which a Surrender Charge based upon the Initial Specified Amount of your policy will be imposed, the result of multiplying (a) the amount per $1,000 of Initial specified amount of your policy by (b) the Initial Specified Amount divided by 1,000.


If you increase the specified amount, a new Surrender Charge will be applicable to each increase. This charge would be imposed if you request a Reduction of Specified Amount with respect to all or part of the increased specified amount, and it is in addition to any Surrender Charge that would apply to the existing specified amount. Upon an increase in specified amount, we will send you a confirmation of the increase.You may obtain more information about the Surrender Charges that would apply to your policy by requesting a personalized illustration from your financial adviser. This personalized illustration will demonstrate the amount of the Surrender Charges that would be imposed in the event you thereafter requested a reduction of that increased specified amount and their impact on your policy values. In addition, an example of how the various actions described below would impact the surrender charge is included in Appendix A of this prospectus.


For Full Surrenders, the duration of the Surrender Charge is 15 years from the Policy Date for the Initial Specified Amount and 15 years from the date of each increase in specified amount. For Reductions in specified amount, the duration of the surrender charge is 10 years from the Policy Date for the Initial Specified Amount and 10 years from the date of each increase in the specified amount. If there has been more than one increase in specified amount, each increase is separately tracked for the purpose of determining the applicable Surrender Charge.


Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within 15 years from the Policy Date or 15 years from the effective date of each increase in specified amount.

When you apply for the policy, your financial adviser can prepare personalized illustrations that reflect the Surrender Charges that would apply if you request a Full Surrender or a Reduction in specified amount at various points during your policy ownership. In addition, after your policy is issued, please also contact your financial adviser before you request a Full Surrender or a Reduction in specified amount of your policy and ask for a personalized illustration that would reflect the amount of the Surrender Charges that would be imposed on the transaction you are considering and their impact on your policy values.

Full Surrenders:

If you request a Full Surrender of your policy in which the specified amount has neither increased nor decreased, the Surrender Charge will equal 1) multiplied by 2) where:

1) is the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date;

     and

2) the Initial Specified Amount divided by 1,000.

For example, the Surrender Charge for a Full Surrender of a policy at the end of the tenth policy year for a male, standard non-tobacco, issue age 45 and a female, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000 which has not been increased would be; a) $7.80 multiplied by b) 1,000 ($1,000,000 divided by 1,000), or $7,800.

If you request a Full Surrender of your policy after you have requested one or more increases in the specified amount (but have not previously requested a decrease in the specified amount), the Surrender Charge will equal 1) plus 2) where:

1) is

  a) the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date; multiplied by

     b) the Initial Specified Amount divided by 1,000; and

2) is for each increase in specified amount

  a) the amount per $1,000 of increase in specified amount for the number of years since the date of each increase; multiplied by

     b) the increased specified amount divided by 1,000

If you request a Full Surrender of the policy in which you have requested a Reduction in specified amount, the Surrender Charge will equal 1) multiplied by
2) multiplied by 3) where:

1) is the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date; and

2) is one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed; and

3) is the specified amount divided by 1,000.

The charge assessed upon a Full Surrender will be subtracted from the policy's Accumulation Value. If the policy's Net Accumulation Value does not cover the policy's Surrender Charges, any shortfall will be deducted from any available Premium Reserve Rider Net Accumulation Value.

Reduction in Specified Amount:

If you request a Reduction in specified amount of your policy where you have not previously requested an increase in specified amount, the Surrender Charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by
4), where:

     1) is the amount of this decrease plus any prior decreases;

     2) is the greater of an amount equal to 25% of the Initial Specified Amount or the sum of all prior decreases;

     3) is the Initial Specified Amount; and

     4) is the then applicable Surrender Charge.


The length of the Surrender Charge period for Reductions in specified amount is 10 years from the Policy Date for the Initial Specified Amount or 10 years from the effective date of each increase in specified amount.

The same calculation is made each time you request a Reduction in specified amount.

If you request a Reduction in specified amount of your policy when you previously have requested an increase in specified amount, each increase in specified amount (or part thereof, if your request for Reduction in specified amount is for less than the full amount of the most recent increase in specified amount) will be surrendered separately on a last in, first out basis. That is, the most recently requested increase in specified amount will be surrendered first, then the next most recently requested increase in specified amount (or part thereof) will be surrendered next, until the specified amount has been reduced in accordance with your request for a Reduction in specified amount. Rather than impose a charge to recover the expenses incurred by the Company to process the increase at the time the increase is approved, the Company spreads out those expenses over a period of years. The use of the last in, first out order helps the Company to recover such expenses should a Reduction in specified amount result in the surrender of an increase in specified amount for which the Company had not recovered its costs. The last in, first out order will be followed even if there are earlier increases in specified amount which were made more than 10 years prior to your request for a Reduction in specified amount.

If your request for Reduction in specified amount exceeds the amount of the most recent increase in specified amount, then the next most recent increase (or part thereof) will be surrendered, and the Surrender Charge will be calculated separately for the amount of that increase which is surrendered. Increases in specified amounts will be surrendered successively (including, if necessary, a part of the Initial Specified Amount) until the total amount of such successive surrenders equal the amount of your requested Reduction in specified amount. Any requests for

Reduction in specified amount thereafter will be handled in a similar manner, that is, the most recent increase in specified amount or remaining part of a previous increase in specified amount will be next surrendered in whole or in part.

If you engage in a series of increases and reductions in specified amount, the latest increase in the specified amount of your policy will be surrendered in whole or in part should you thereafter request a Reduction in specified amount.


We may limit requests for Reduction in specified amount, to the extent there is insufficient value to cover the necessary surrender charges.

Your request for a Reduction in specified amount will become effective on the day on which we approve your request if that day is a Monthly Anniversary Day. If that day is not a Monthly Anniversary Day, your request will become effective on the Monthly Anniversary Day which next follows the day on which we approve your request.

Partial Surrender:


There is no Surrender Charge if you request a Partial Surrender. However, we reserve the right to limit the amount of any Partial Surrender to 90% of the policy's Surrender Value as of the date of your request for a Partial Surrender (see section headed "Policy Surrenders - Partial Surrender" for a detailed discussion). In addition, a Partial Surrender may reduce the policy's specified amount if you have elected Death Benefit Option 1 (see section headed "Policy Surrenders - Partial Surrender" for detailed discussion). In addition, we may decline a request for a Partial Surrender which results in a reduction in the policy's specified amount below the minimum specified amount or below the level required to maintain the policy as life insurance for the purposes of federal income tax law (see section headed "Tax Issues - Taxation of Life Insurance in General" for detailed discussion).


If your policy includes the Estate Tax Repeal Rider, and if you satisfy its special conditions, you will have a one-time right to cancel your policy without being subject to Surrender Charges. This is a limited benefit and is subject to our specific definition of Estate Tax Repeal.

Any surrender may have tax implications. Consult your tax or other adviser before initiating a surrender.



Partial Surrender Fee

No Surrender Charge or Administrative Fee is imposed on a Partial Surrender.



Transfer Fee

For each transfer request in excess of 24 made during any policy year, we reserve the right to charge you an administrative fee of $25.

In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that policy year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided written notice in the event that such a change is made.



Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insureds may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The charge is guaranteed not to exceed an effective annual rate of 0.60% in policy years 1-10 and 0.20% in policy years 11-20, and 0.00% in policy years 21 and beyond. The current charge is at an effective annual rate of 0.60% in policy years 1-10, 0.20% in policy years 11-20, and 0.00% in policy years 21 and beyond.

Cost of Insurance Charge


A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insureds death under any riders, minus the greater of zero or the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .00246627 (the monthly equivalent of an effective annual rate of 3.0%), subtracting the Accumulation Value at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the policy duration, the age, gender (in accordance with state law) and underwriting category of each insured. Please note that it will generally increase each policy year as the insureds age. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.




Administrative Fee

There is a flat monthly deduction of $10 in all years.

For the first ten policy years from issue date or increase in specified amount, there is an additional charge that varies with the insured's age, sex, and premium class. This charge will never exceed $1.61 per $1,000 of Initial Specified Amount or increase in specified amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.



Policy Loan Interest

If you borrow against your policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5.0% in years 1-10, 4.1% in years 11 and beyond. We will credit 4.0% interest on the Loan Account value in all years.



Rider Charges

The following paragraphs describe the charges for the riders listed below. The features of the riders available with this policy and any limitations on the selection of riders are discussed in the section headed "Riders".

Estate Tax Repeal Rider. There is a $250 one-time charge at issue for this rider.

Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.

Premium Reserve Rider. We deduct 4.0% from each premium payment you direct to this rider. Transfers of Premium Reserve Rider Accumulation Value from this rider to the policy may be subject to a charge of 3.0% of amount transferred during policy years 1-10. Premium Reserve Rider Accumulation Value allocated to the Premium

Reserve Separate Account is subject to the mortality and expense risk charge (which does not exceed 0.60% for policy years 1-10 and 0.20% for policy years 11 and later).

In addition, if you request a loan from the Premium Reserve Rider Accumulation Value, interest is charged at the same rate as for Policy Loans.



YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the second insured. The policy and the application constitute the entire contract between you and Lincoln Life.

We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new fund for one that is no longer available for investment, or is no longer suitable for the policy. We will obtain any required approvals from policy owners, the SEC, and state insurance regulators before substituting any funds.

We may choose to add or remove Sub-Accounts as investment options under the policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any funds, we will make appropriate endorsements to the policies.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made. (See section headed "Transfer Fee" for explanation of an additional right to transfer Accumulation Values from a Sub-Account when its investment objective changes.)

The policy includes policy specifications pages. These pages provide important information about your policy such as: the identity of the insureds and owner; Policy Date; the Initial Specified Amount; the death benefit option selected; issue ages; Planned Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insureds will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The "Policy Date" is the date on which we begin life insurance coverage under the policy if you have paid your initial premium with your application. If you have not paid your initial premium with your application, your life insurance coverage will begin on the day we receive your initial premium. The Policy Date is also the date from which policy years, Policy Anniversary, Monthly Anniversary Days, policy months, premium due dates, and age are determined.

Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow telephone transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on authorization for telephone transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insureds and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insureds. Based on our review of medical information about the proposed insureds, we may decline to provide insurance, or we may place the proposed insureds in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the age, gender and underwriting category of the insureds.


A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when each insured is at least age 20 and at most age 85. Age will be determined by the nearest birthday of each insured.


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a policy. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We, or our agent, may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner


The Owner on the Date of Issue is designated in the policy specifications. You, as Owner, will make the following choices:


1) initial death benefit amount and death benefit option;

2) optional riders;

3) the amount and frequency of Premium Payments; and

4) the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as at least one of the insureds is living . These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the policy entirely, request a Reduction in specified amount, name a new Owner, and assign the policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request.



Right to Examine Period


You may return your policy to us for cancellation within the greater of 45 days after the application is signed or 10 days after you receive it (60 days after receipt for policies issued in replacement of other insurance). This is called the Right to Examine Period. If the policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the

Accumulation Value less any Indebtedness, on the date the returned policy is received by us, plus (ii) any charges and fees imposed under the policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.


Any Net Premium Payments received by us within ten days of the date the policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If the policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned policy is received by us, plus (ii) any charges and fees imposed under the policy's terms.




Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $250,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

During the first policy year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar cost averaging or Automatic rebalancing program described below. The amount of all transfers from the Fixed Account in any other policy year may not exceed the greater of:

1) 25% of the Fixed Account value as of the immediately preceding Policy Anniversary, or

2) the total dollar amount transferred from the Fixed Account in the immediately preceding policy year.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. We may limit transfers from the Fixed Account at any time.

Requests for transfers may be made in writing or by telephone, if you have previously authorized telephone transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.



Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing

Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.

In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the Underlying Fund.

You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy owners or as applicable to all policy owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the funds in the future.

Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.



Optional Sub-Account Allocation Programs

You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.


Dollar Cost Averaging systematically transfers specified dollar amounts during the first policy year from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.


If Dollar cost averaging is desired, it must be elected at issue.

Dollar Cost Averaging terminates automatically:


1) if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;

2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) on the first Policy Anniversary; or

4) if your policy is surrendered or otherwise terminates.

From time to time, we may offer special interest rate programs for Dollar Cost Averaging. Please consult your financial adviser to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect policy owners currently participating in the Dollar Cost Averaging program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. Your policy will be issued with automatic rebalancing. When automatic rebalancing is in effect, all Net Premium Payments allocated to the Sub-Accounts and Fixed Account will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of Automatic rebalancing do not count against the number of free transfers available.

Automatic rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and underlying fund before electing to participate in Automatic rebalancing.

Automatic rebalancing is available only on a quarterly basis. Automatic Rebalancing may be terminated, or the allocation may be changed at any time, by contacting our Administrative Office. Terminating automatic rebalancing will terminate the No-Lapse Enhancement Rider attached to your policy. Refer to the "Riders" section of this prospectus for more information.



Riders

We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy. Election of riders may have tax consequences to you. Also, exercising a rider will enhance or restrict the benefits otherwise available under your policy; any such enhancements or restrictions are discussed when the terms of the rider is discussed. (See discussion of each rider in the sub-sections headed "Estate Tax Repeal Rider", No-Lapse Enhancement rider", "Overloan Protection Rider", and "Premium Reserve Rider". Consult your financial and tax advisers before adding riders to, or deleting them from, your policy. Please ask your financial adviser for an illustration that reflects the impact of adding a rider to your policy or deleting a rider form your policy before you make your decision.

Some of the riders discussed below are optional and you must decide whether to apply for those riders. Optional riders include the Estate Tax Repeal Rider. The No-Lapse Enhancement Rider, the Premium Reserve Rider, and the Overloan Protection Rider will automatically be included with your policy.

Estate Tax Repeal Rider.

If desired, you must select this rider when you initially apply for your insurance policy.

You should discuss with your financial and tax advisers whether, and the extent to which, the benefits of this rider would assist you in reaching your long term financial, estate planning, and other goals. For example, if you and your financial and tax advisers determined that this policy is to be purchased solely for the purpose of reducing federal estate taxes, you should discuss with your financial and tax advisers what impact possible Congressional action (or inaction) with respect to the federal estate tax may have on your estate or other plans. There is a one-time $250 charge at issue for this rider.

Under the Economic Growth and Tax Relief Reconciliation Act of 2001 (H.R. 1836) ("EGTRRA"), the Federal Estate Tax law will be repealed effective on and after January 1, 2010. However, EGTRRA also provided that this repeal is only temporary, and unless Congress acts by December 31, 2010 (with such action being effective as of January 1, 2010) to extend the repeal or to make the repeal permanent, the estate tax will be reinstated on January 1, 2011.

This rider gives you the right to cancel your policy for an amount equal to the Surrender Value of the policy plus any applicable Surrender Charge under certain circumstances. You may exercise your right under this rider to cancel your policy if (i) the EGTRRA repeal of the Federal Estate Tax law is made permanent; or (ii) the temporary repeal expiration date (that is January 1, 2011) is extended for at least two years beyond January 1, 2011.

Your right to cancel your policy must be exercised within 12 months from the later of (i) January 1, 2010, or (ii) the date in 2010 upon which legislation is enacted and signed into law which either permanently repeals the Federal Estate Tax law or extends for at least two years the temporary repeal expiration date (that is January 1, 2011).

This rider terminates on the earliest of:

  1) one year from the "start date" (which is the later of (i) January 1, 2010, or (ii) the date in 2010 upon which legislation is enacted and signed into law which either permanently repeals the Federal Estate Tax law or extends for at least two years the temporary repeal expiration date (that is January 1, 2011));

  2) December 31, 2010, provided no legislation had been enacted and signed into law which either permanently repeals the Federal Estate Tax law or extends for at least two years the temporary repeal expiration date (that is January 1, 2011);

     3) the date you request termination of the rider;

     4) termination of your policy; or

     5) Full Surrender of your policy prior to the "start date".

If your policy lapses but is reinstated, the rider will likewise be reinstated, provided such reinstatement occurs before 1), 2), or 3) above.

No-Lapse Enhancement Rider: This rider, which is automatically issued with your policy, provides you with a limited benefit in the event that your policy would otherwise lapse. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your cash value. Also, it does not provide any type of market performance guarantee. The duration of lapse protection provided by this rider will be determined monthly, and will vary based on Net Premium Payments made, interest credited, the amount of any Partial Surrenders, and rates and fees for the rider. Payment of premiums higher than the planned premium and interest credited on net premiums will increase the duration of lapse protection. Partial surrenders and the costs of other riders which have their own charges will reduce the duration of lapse protection.

No-Lapse Protection. If the Net Accumulation Value under the policy is insufficient to cover the Monthly Deductions, the policy will not lapse as long as three conditions are met:

1) the rider has not terminated (see subsection headed "Rider Termination" for more information about when the rider terminates);

2) the duration of the rider's lapse protection has not ended (that is, the period during which lapse protection is provided by the rider - also known as the "duration of lapse protection" - has not ended); see sub-section headed "Duration of Lapse-Protection"); and

3) either the "No-Lapse Value" or the "Reset Account Value", less any Indebtedness, is greater than zero.

We will automatically issue this rider with your policy. There is no charge for this rider.

The rider consists of the no-lapse value provision (the "No-Lapse Value Provision") and the reset account value provision (the "Reset Account Value Provision"). Under this rider, your policy will not lapse as long as either the No-Lapse Value or the Reset Account Value, less any Indebtedness, is greater than zero. If both the No-Lapse Value and the Reset Account Value, less any Indebtedness, are zero or less, this rider will not prevent your policy from lapsing. The No-Lapse Value and Reset Account Value are reference values only. If the Net Accumulation Value is insufficient to cover the Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your policy from lapsing.

If either the No-Lapse Value Provision or the Reset Account Value Provision of this rider is actively preventing the policy from lapsing, that provision will trigger a death benefit which is different from the death benefit otherwise in effect under the policy. Each provision triggers a different death benefit, as described in more detail below. The change to a death benefit triggered by either provision under this rider is not permanent. If subsequent premium payments create Accumulation Value sufficient to cover the accumulated, if any, as well as current Monthly Deductions, the death benefit triggered by either rider provision will no longer apply, and the death benefit will be restored to the death benefit option in effect under the policy. There is no limit on the number of times we allow death benefits to be restored in this manner. Refer to the section headed "Death Benefits" for more information.

We calculate the No-Lapse Value and Reset Account Value based on a set of rates and fees which are reference rates and reference fees only and are used solely for the purpose of calculating benefits provided by the rider. They will be referred to as the "Reference Rates and Fees". The Reference Rates and Fees used for this rider are not charges and fees imposed on your policy and differ from the rates and fees we use to calculate the Accumulation Value of the policy.

Each provision's value is based on a set of Reference Rates and Fees unique to that provision. The No-Lapse Value Reference Rates and Fees are the No-Lapse Premium Load and No-Lapse Monthly Deduction for a policy month (which includes the No-Lapse Monthly Cost of Insurance, the cost of any additional benefits provided by other riders that have their own charges, and the No-Lapse Monthly Administrative Fee). The Reset Account Value Reference Rates and Fees are the Reset Account Premium Load and the Reset Account Monthly Deduction for a policy month (which includes the Reset Account Monthly Cost of Insurance, the cost of any additional benefits provided by other riders that have their own charges, and the Reset Account Monthly Administrative Fee).

At the time we issue the policy, we fix the schedules of Reference Rates and Fees for the life of the policy. Refer to the No-Lapse Enhancement Rider form issued with your policy for more information about the actual schedules of Reference Rates and Fees applicable to your policy.

The No-Lapse Value. On each Monthly Anniversary Day (see section headed "Policy Charges and Fees" for a discussion of "Monthly Anniversary Day"), the No-Lapse Value will be calculated as

1), plus 2), plus 3), minus 4), minus 5), minus 6) where:

1) is the No-Lapse Value on the preceding Monthly Anniversary Day;

2) is all Net Premium Payments received since the preceding Monthly Anniversary Day;

3) is accumulated interest credited to the No-Lapse Value since the preceding Monthly Anniversary Day;

4) is the amount of any Partial Surrenders (i.e., withdrawals) under the policy since the preceding Monthly Anniversary Day;

5) is the No-Lapse Monthly Deduction for the month following the Monthly Anniversary Day; and

6) is the Surrender Charge for any Reduction in specified amount on the Monthly Anniversary Day.

Reductions in specified amounts only become effective on the Monthly Anniversary Day on or next following the day on which the reduction is approved (see section headed "Surrender Charges - Reduction in Specified Amount" for further information).

On any day other than a Monthly Anniversary Day, the No-Lapse Value will be the No-Lapse Value as of the preceding Monthly Anniversary Day, plus all Net Premium Payments received since the preceding Monthly Anniversary Day, less Partial Surrenders, plus accumulated interest credited to the No-Lapse Value.

The No-Lapse Value on the Policy Date will be the initial Net Premium Payment received less the No-Lapse Monthly Deduction for the first policy month.

The No-Lapse Monthly Deduction is the No-Lapse Monthly Cost of Insurance, plus the monthly charge, if any, for other riders, and plus the No-Lapse Monthly Administrative Fee. The No-Lapse Monthly Cost of Insurance and the No-Lapse Monthly Administrative Fee are Reference Rates and Fees only, are not charges and fees imposed on your policy, and are used solely for the purpose of calculating benefits provided by the rider. These Reference Rates and Fees differ in amount from the policy Cost of Insurance Charge and policy monthly Administrative Fee used to calculate Accumulation Value under your policy.

The Reset Account Value. On each Monthly Anniversary Day (see section headed "Policy Charges and Fees" for a discussion of "Monthly Anniversary Day"), the Reset Account Value will be calculated as 1), plus 2), plus 3), minus 4), minus
5), minus 6) where:

1) is the Reset Account Value on the preceding Monthly Anniversary Day;

2) is all Net Premium Payments received since the preceding Monthly Anniversary Day;

3) is accumulated interest credited to the Reset Account Value;

4) is the amount of any Partial Surrenders (i.e., withdrawals) under the policy since the preceding Monthly Anniversary Day;

5) is the Reset Account Monthly Deduction for the month following the Monthly Anniversary Day; and

6) is the Surrender Charge for any Reduction in specified amount on the Monthly Anniversary Day.

Reductions in specified amounts only become effective on the Monthly Anniversary Day on or next following the day on which the reduction is approved (see section headed "Surrender Charges - Reduction in Specified Amount" for further information).

On any day other than a Monthly Anniversary Day, the Reset Account Value will be the Reset Account Value as of the preceding Monthly Anniversary Day, plus all Net Premium Payments received since the preceding Monthly Anniversary Day, less Partial Surrenders, plus accumulated interest credited to the Reset Account Value.

The Reset Account Value on the Policy Date will be the initial Net Premium Payment received less the Reset Account Monthly Deduction for the first policy month.

The Reset Account Monthly Deduction is the Reset Account Monthly Cost of Insurance, plus the monthly charge, if any, for other riders, and plus the Reset Account Monthly Administrative Fee. The Reset Account Monthly Cost of Insurance and the Reset Account Monthly Administrative Fee are Reference Rates and Fees only, are not charges and fees imposed on your policy, and are used solely for the purpose of calculating benefits provided by the rider. These Reference Rates and Fees differ in amount from the policy Cost of Insurance Charge and policy monthly Administrative Fee used to calculate Accumulation Value under your policy.

On each Policy Anniversary, the Reset Account Value may increase to reflect positive investment performance. If the Reset Account Value on any Policy Anniversary is less than the Accumulation Value on that same policy anniversary, the Reset Account Value will be increased to equal the Accumulation Value. Refer to the No-Lapse Reset Account Provision of the No-Lapse Enhancement Rider attached to your policy.

Death Benefits Under the Policy and the Rider. You will select a "guaranteed minimum death benefit" on the application for your policy. This Guaranteed Minimum Death Benefit will be used in determining the actual Death Benefit Proceeds provided by the No-Lapse Value Provision of this rider. The Guaranteed Minimum Death Benefit you select under the provisions of the No-Lapse Enhancement Rider will only affect the Death Benefit Proceeds payable under the terms of this rider if the rider is actively preventing the policy from lapsing. It will be shown on the policy specifications page.

The initial Guaranteed Minimum Death Benefit you select must be between 70% and 100% of the Initial Specified Amount for the policy. The higher the percentage you select, the higher the ongoing premium payments which will be required to maintain a No-Lapse Value and/or Reset Account Value greater than zero. If the policy specified amount is later decreased below the Guaranteed Minimum Death Benefit, the Guaranteed Minimum Death Benefit will automatically decrease to equal the specified amount as of the same effective date. If the policy specified amount is later increased, the Guaranteed Minimum Death Benefit will not automatically increase.

If the Net Accumulation Value is sufficient to cover the accumulated, if any, and current Monthly Deductions, the death benefit payable will be determined by the death benefit option in effect. Refer to the section headed "Death Benefits" for more information.

If the Net Accumulation Value is insufficient to cover the accumulated, if any, and current Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your policy from lapsing. Each provision triggers a different death benefit.

If the No-Lapse Value Provision is actively keeping the policy from lapsing, the death benefit (the "No-Lapse Provision Death Benefit") is the Guaranteed Minimum Death Benefit less any Indebtedness and less any Partial Surrenders (i.e., withdrawals) received by the policy owner after the date of the second insured's death. This death benefit may be less than the specified amount of the policy.

If the Reset Account Value Provision is actively keeping the policy from lapsing, the death benefit (the "Reset Account Value Provision Death Benefit") is the greater of:

1) a) the lesser of

     (i) the current specified amount and

     (ii) Initial Specified Amount, minus

(b) Indebtedness, and minus

(c) any Partial Surrenders (i.e., withdrawals) received by the policy owner after the date of death; or

2) an amount equal to the Reset Account Value multiplied by the applicable percentage shown in the corridor percentages table of the policy specifications, less any Indebtedness and less any Partial Surrenders after the date of the second death.

If the requirements of both of the No-Lapse Value Provision and Reset Account Value Provision are met, the death benefit payable will be the greater death benefit amount triggered by either of the provisions. Refer to the section headed "Death Benefits" for more information.

If this No-Lapse Enhancement Rider prevents the policy from lapsing, and subsequent Premium Payments are made such that the Accumulation Value is sufficient to cover the Monthly Deductions, the death benefit payable will be determined by the death benefit option in effect. During the period that the rider is preventing the policy from lapsing, the Monthly Deductions under your policy, which consist of the monthly Cost of Insurance Charge, the monthly cost of any riders, and the monthly Administrative Fee, will continue and will be accumulated. A statement will be sent to you, at least annually, which reflects the accumulated amount of those deductions. If the rider terminates for any reason, the accumulated and current Monthly Deduction would have to be paid to prevent lapse, and we will send you a notice stating the amount of premiums you would be required to pay to keep your policy in force (see section headed "Lapse and Reinstatement").

The following examples demonstrate for the policy described below the death benefit under the policy as well as the death benefits calculated under both the No-Lapse Value Provision and the Reset Account Value Provision of the No-Lapse Enhancement Rider. The column headed "No-Lapse Enhancement Rider Death Benefit" shows the amount of the benefit which would be paid if the Rider were preventing lapse. That death benefit is the greater of the amounts provided by the No-Lapse Value Provision and the Reset Account Value Provision.

o Insured: Male Standard Non-tobacco, age 55 and Female Standard Non-tobacco, age 55

o Specified amount: $1,000,000

o Annual premium payment: $15,000 paid annually at or before the beginning of each of the first 30 policy years

o No Indebtedness on the policy

o Death Benefit Option: 1 (level)

o Benefit Selection Option: Not Elected

o Assumed Investment Return: 8.00% gross (7.24% net)

o No-Lapse Provision Guaranteed Minimum Death Benefit Percentage = 90% of Initial specified amount



 End of                   Accumulation        Policy Death
  Year         Age            Value              Benefit
--------      -----      --------------      --------------
   10          65           164,262            1,000,000
   20          75           502,925            1,000,000
   30          85          1,213,745           1,274,432
   40          95          2,426,216           2,450,478
   50         105          4,952,826           4,952,826



                  No-Lapse           Reset Account              No-Lapse
 End of          Provision          Value Provision            Enhancement
  Year         Death Benefit         Death Benefit         Rider Death Benefit
--------      ---------------      -----------------      --------------------
   10            900,000              1,000,000                1,000,000
   20            900,000              1,000,000                1,000,000
   30            900,000              1,000,000                1,000,000
   40            900,000                  -                     900,000
   50            900,000                  -                     900,000

The above example shows a policy that has sufficient Accumulation Value to remain in force. Thus, the No-Lapse Enhancement Rider is not needed to prevent the policy in the example above from lapsing. In this example, the death benefit option selected by the policy owner will determine the amount payable upon the death of the second insured.

The example below uses all of the same assumptions as are used for the example above, except for the Assumed Investment Return set forth below:

o Assumed Investment Return: 0.00% gross (-0.76% net)



 End of                   Accumulation        Policy Death
  Year         Age            Value              Benefit
--------      -----      --------------      --------------
   10          65           103,616            1,000,000
   20          75           202,807            1,000,000
   30          85           234,893            1,000,000
   35          90           44,097             1,000,000
   40          95              -                   -
   50         105              -                   -



                  No-Lapse           Reset Account              No-Lapse
 End of          Provision          Value Provision            Enhancement
  Year         Death Benefit         Death Benefit         Rider Death Benefit
--------      ---------------      -----------------      --------------------
   10            900,000              1,000,000                1,000,000
   20            900,000              1,000,000                1,000,000
   30            900,000              1,000,000                1,000,000
   35            900,000                  -                     900,000
   40            900,000                  -                     900,000
   50            900,000                  -                     900,000

The second example shows a policy in which the Accumulation Value declines to 0 in between policy years 35 and 40. At that point, the No-Lapse Enhancement Rider will keep the policy from lapsing. The No-Lapse Enhancement Rider Death Benefit is the greater of the No-Lapse Value Provision Death Benefit and the Reset Account Value Death Benefit. Therefore, once the rider begins to prevent lapse, it will provide a Guaranteed Minimum Death Benefit of $900,000 (as elected by the policy owner at the time of application for the policy). In this example, the death benefit provided by the No-Lapse Enhancement Rider is less than the death benefit which would have been payable under the death benefit selected by the policy owner had the Accumulation Value been sufficient to keep the policy in force without the No-Lapse Enhancement Rider.

The No-Lapse Enhancement Rider can provide benefits when your policy's Accumulation Value is insufficient to prevent a policy lapse, which would otherwise terminate all policy coverage. Rider benefits can prevent a policy lapse when the policy's Accumulation Value is reduced by deductions for policy charges and fees, poor investment performance, partial surrenders of Accumulation Value, Indebtedness for Policy Loans, or any combination of these factors.

Automatic Rebalancing Required. You must maintain Automatic rebalancing in order to keep this rider in effect. Automatic rebalancing will be in effect when the policy is issued. If you discontinue Automatic rebalancing after the policy is issued, this rider will terminate. After this rider terminates, the policy will remain in force only if the Accumulation Value is sufficient to cover the Monthly Deductions. Refer to the section headed "Optional Sub-Account Allocation Programs" for more information about Automatic rebalancing.

We reserve the right to restrict your allocation to certain Sub-Accounts to a maximum of 40% of the policy Accumulation Value in order to keep this rider in effect. While we currently do not restrict your allocation rights, your policy will include a listing of the Sub-Accounts available as of the Policy Date to which allocation may be so restricted. The decision to enforce this restriction will be based on an annual review of the Separate Account investments of all owners of this product. If we determine that the investments of all owners are highly concentrated in certain Sub-Accounts, then Sub-Accounts with higher concentrations than anticipated will be subject to the restriction. Any restriction will apply to all owners of this product. If such a restriction is put in place in the future, you will be notified in writing and advised if it is necessary to reallocate the policy Accumulation Value or subsequent Premium Payments among Sub-Accounts which are not subject to the restriction and advised of the steps you will need to take, if any, in order to keep the rider in effect. We will not reallocate the Accumulation Value to comply with any such restriction except pursuant to your instructions. You may provide instructions for reallocation in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing. If you choose not to reallocate the Accumulation Value of your policy to comply with a Sub-Account restriction, this rider will terminate. If this rider is actively preventing the policy from lapsing and this rider terminates as a result of the owner's failure to comply with a Sub-Account restriction, then the policy will lapse.

Duration of No-Lapse Protection. The duration of the no-lapse coverage will be determined monthly by referencing the No-Lapse Account Value and the Reset Account Value. The duration is determined by projecting the first Monthly Anniversary Day on which future deductions for the rider rates and fees would cause both the No-Lapse Value and Reset Account Value to reach zero. Because the duration is recalculated on a monthly basis, higher Premium Payments and credited interest will increase the duration, while Partial Surrenders and adjustments for rider Reference Rates and Fees will reduce the duration. In general, later Premium Payments are credited with less interest over time, resulting in a lower No-Lapse Value and Reset Account Value, and a shorter duration of no-lapse protection.

The duration of the lapse protection provided by this rider may be reduced if:

1) premiums or other deposits are not received on or before their due date; or

2) you initiate any policy change that decreases the No-Lapse Value or Reset Account Value under the policy. These changes include, but are not limited to, Partial Surrenders, Policy Loans, increases in specified amount, and changes in death benefit option.

The Company will determine the duration of the lapse protection based on the situation in 1) and 2) above by recalculating the No-Lapse Value and the Reset Account Value. In general, later Premium Payments are credited with less interest over time, resulting in a lower No-Lapse Value and Reset Account Value. A lower No-Lapse Value or Reset Account Value will reduce the duration of lapse protection. The following example shows the impact of delayed Premium Payments on the duration of lapse protection:

Sample Policy

o Insured: Male Standard Non-tobacco and Female Standard Non-tobacco, each age
55

o Specified amount: $1,000,000

o Benefit Selection Option: Not elected

o Planned annual premium payment: $8,500

Duration of lapse protection:

1) if premiums are received on the planned payment date each year: 407 months;
or

2) if premiums are received 30 days after the planned payment date each year:
405 months.

The impact of late Premium Payments on the duration of the lapse protection varies by policy. If both the No-Lapse Value and the Reset Account Value, less any Indebtedness, are zero or less, this rider will not prevent your policy from lapsing. Payment of sufficient additional premiums while this rider remains in force will increase one or both of the values to an amount greater than zero, and the rider will provide lapse protection. You may obtain information about your policy's current duration of lapse protection and the impact that late Premium Payments may have on that duration by requesting a personalized policy illustration from your financial adviser.

Rider Termination. This rider and all rights provided under it will terminate automatically upon the earliest of the following:

1) the younger insured reaches or would have reached age 121; or

2) surrender or other termination of the policy; or

3) Automatic rebalancing is discontinued; or

4) an allocation restriction requirement is not met within 61 days of notification to you of such a requirement.

If the policy terminates and is reinstated, this rider will likewise be reinstated unless the rider terminated before the policy terminates.

Benefit Selection Option. When you apply for the policy, you may elect the Benefit Selection Option.


With this option, you can select a balance between potentially greater Accumulation Value and the death benefit protection provided by the No-Lapse Enhancement Rider. When considering this option, you should consider the amount of market risk which is appropriate for you and your circumstances. This option is designed to reduce the charges for the per $1,000 of specified amount monthly administrative expense fee (the "Monthly Administrative Expense Fee") deducted from your policy and thereby reduce the cost of the death benefit provided by your policy. Therefore, if you elect to reduce the death benefits provided by this rider by electing a Benefit Selection Option percentage greater than zero, you will reduce the monthly charges deducted from your policy's Accumulation Value.

By reducing the monthly charges deducted from your policy's Accumulation Value, you have the opportunity to have a larger Accumulation Value allocated to the Fixed Account and invested in the Sub-Accounts, but will receive a reduced death benefit protection provided by the No-Lapse Enhancement Rider.

When you elect this option, you choose to reduce the benefits provided by the No-Lapse Enhancement Rider in exchange for reduced Monthly Administrative Expense Fees. The reduced policy Monthly Administrative Expense Fee will be displayed in your policy specifications. However, when the Benefit Selection Option is elected, your choice of a Benefit Selection Option percentage greater than zero will increase the no-lapse reference per $1,000 of specified amount Monthly Administrative Fees, and, therefore, the premiums which you must pay in order to meet the requirements of the No-Lapse Enhancement Rider will increase. (Refer to the section headed "No-Lapse Enhancement Rider" for discussion of how Rider values are calculated.) The higher the percentage you select for the Benefit Selection Option, the larger the increase in the no-lapse reference per $1,000 of specified amount Monthly Administrative Fees and the higher the premiums you must pay in order to meet the requirements of the Rider.

The following example shows two policies on the same insured. In the first example, the Benefit Selection Option was not elected; and in the second example the Benefit Selection Option was elected:



                    Male, 55 Year Old, Standard Non-tobacco / Female, 55 Year Old, Standard Non-tobacco
                                                               No-Lapse
                                                        Monthly Administrative
 Benefit Selection        Monthly Administrative               Expense
       Option                   Expense Fee                 Reference Fee                            Result
 Election: None          $0.1733 per thousand          $0.0992 per thousand         This option offers the best no-lapse
                         of Specified Amount           of Specified Amount          protection available. The price of the
                         (higher)                      (lower)                      protection is reflected in the higher
                                                                                    Monthly Administrative Expense Fee.

                    Male, 55 Year Old, Standard Non-tobacco / Female, 55 Year Old, Standard Non-tobacco
                                                               No-Lapse
                                                        Monthly Administrative
 Benefit Selection        Monthly Administrative               Expense
       Option                   Expense Fee                 Reference Fee                            Result
 Election: 100%          $0.0267 per thousand          $0.1592 of Specified         This option offers the least amount of
                         of Specified Amount           Amount (higher)              no-lapse protection. The Monthly
                         (lower)                                                    Administrative Expense Fee is
                                                                                    reduced in exchange. Therefore, this
                                                                                    option allows more money to be
                                                                                    invested in the Sub-Accounts or
                                                                                    allocated to the Fixed Account.
                                                                                    However, the premiums which you
                                                                                    must pay in order to satisfy the no-
                                                                                    lapse requirements of the rider will
                                                                                    increase.

You elect this option by selecting a percentage from 1 to 100%. This election must be made at Policy issue and is irrevocable. The impact of selecting a Benefit Selection Option percentage greater than zero on your policy is best shown in an illustration. Please ask your registered representative for illustrations which demonstrate the impact of electing various Benefit Selection Option percentages greater than zero.

If elected, the percentage you select under this option will be shown in your policy specifications. Once your policy is issued with the Benefit Selection Option, you may not change the percentage you selected nor may you terminate your election.

Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.

There is no charge for adding this rider to your policy. However, if you choose to elect this benefit, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.

Premium Reserve Rider:

We will automatically issue this rider with your policy. The rider allows you to pay premiums in addition to those you plan to pay for your policy and to have such amounts accumulate in the same manner as if they had been allocated to your policy without, as detailed in the rider, being subject to all charges and expenses of your policy. For example, this rider can be used to fund future Premium Payments if needed while retaining the flexibility to withdraw such funds from the rider without reducing the Policy's specified amount (or being subject to withdrawal fees or Surrender Charges) in the event the funds are not needed due to favorable investment performance. Premiums allocated to the Premium Reserve Rider do not increase the policy's Accumulation Value and, therefore, will not decrease the Net Amount at Risk. Since the Net Amount at Risk will not be reduced, current Cost of Insurance Charges will not be reduced. However, the Policy's death benefit will be increased by the Premium Reserve Rider Accumulation Value less Indebtedness. The Premium Reserve Rider Accumulation Value is the sum of the (i) values of sub-accounts created for the rider which, but for having been created specifically for the rider, are in all other respects identical to the Sub-Accounts (the "Premium Reserve Rider Sub-Accounts"), (ii) values held in the portion of the Fixed Account created specifically for the rider (the "Premium Reserve Rider Fixed Account"), and
(iii) values held in the Premium Reserve Rider Loan Account (see section headed "Policy Loans" for a discussion of borrowing against the Premium Reserve Rider Accumulation Value).

A premium load of 4.0% (known as the Premium Reserve Rider Premium Load) will be deducted from each amount allocated to this rider.

Net Premium Reserve Rider premiums will be allocated to the Premium Reserve Rider Sub-Accounts and/or the Premium Reserve Rider Fixed Account using the same premium allocation instruction that you have provided to us for allocating premiums which you direct to your policy.

Calculations of the values of the Premium Reserve Rider Sub-Accounts apply the same daily mortality and expense risk charge as would have been deducted if the premiums had been allocated to your policy; however, the Monthly Deductions for your policy, which include the amount of the Cost of Insurance Charge and the Administrative Fee, and charges for riders to your policy other than this rider will not be reflected.

You may request us to transfer all or part of the Premium Reserve Rider's Accumulation Value to your policy at any time. Transfers of the Premium Reserve Rider Accumulation Value to your policy are subject to a deduction of 3.0% from each amount transferred (the 3.0% charge is called the Premium Reserve Rider Transfer Load) if such transfers are made (either automatically, as discussed below, or at your request) in the first ten policy years. The Premium Reserve Rider Transfer Load is imposed by the Company if Premium Reserve Rider Accumulation Value is transferred to the policy during the first 10 policy years. This charge is made to help cover the costs associated with providing the increased policy benefits created as a result of the increased policy values.

You may also request that part (or all) of the Premium Reserve Rider's Net Accumulation Value (that is, the Premium Reserve Rider Accumulation Value less the amount of the Premium Reserve Rider Loan Account and any interest accrued on the Premium Reserve Rider Loan Account but not deducted) be paid to you in cash, and no Surrender Charge or other fee will be deducted from the amount paid to you. We limit the amount of the Premium Reserve Rider's Net Accumulation Value available to be withdrawn to the extent the policy's Net Accumulation Value does not cover the policy's Surrender Charges at the time of the withdrawal. Upon Full Surrender of the policy, if the policy's Net Accumulation Value does not cover the policy's Surrender Charges, any shortfall will be deducted from any available Premium Reserve Rider Net Accumulation Value.

No other policy charges or fees will be deducted from the amount allocated to the Premium Reserve Rider.

In addition, after policy year 10, subject to certain limitations (which relate to meeting the requirement that sufficient value remains to maintain the duration of lapse protection provided under the No-Lapse Enhancement Rider until the insured reaches age 121 - see section headed "No-Lapse Enhancement Rider"), you may request transfers from the policy's Net Accumulation Value to the Premium Reserve Rider for allocation to the Premium Reserve Rider's Sub-Accounts and Fixed Account. Transfers between the policy and the rider will not be counted against the number of free transfers permitted by the policy.

The rider provides for the automatic transfer of the entire Premium Reserve Rider Accumulation Value to the policy in the event

1) the Net Accumulation Value under your policy is insufficient to maintain your policy in force and the No-Lapse Enhancement Rider described above is not at the time preventing your policy from lapsing; and

2) you do not pay at least the amount set forth in the lapse notice and your payment is not received by us before the end of the Grace Period.

If the Premium Reserve Rider Accumulation Value (less the Premium Reserve Rider Transfer Load of 3.0% if the transfer is made during the first 10 policy years) on the day the Grace Period ends is insufficient to meet the amount then due, your policy will lapse without value.

If this rider is in force at the time you request a loan on or Partial Surrender of your policy, any such loan or Partial Surrender will be made first from any Premium Reserve Rider Accumulation Value and when the Premium Reserve Rider Accumulation Value is reduced to zero, then from the Accumulation Value of your policy. Loan interest will be charged and credited to any Premium Reserve Rider loans on the same basis as the policy. Please refer to the section headed "Policy Loans" for a more detailed discussion of Policy Loans, including interest charged on Policy Loans.

In the event of the death of the second insured while the rider is in force, any Premium Reserve Rider Accumulation Value less Indebtedness on the date of death will be added to the death benefit if Death Benefit Option 1 is in force and will be added to the policy's Accumulation Value less Indebtedness on the date of death if Death Benefit Option 2 is in force. If the death benefit is paid pursuant to the No-Lapse Enhancement Rider, the Premium Reserve Rider Accumulation Value less Indebtedness will be added to the death benefit payable under that rider.

The Premium Reserve Rider will terminate at the earlier of the date your policy terminates; the date the entire Premium Reserve Rider Accumulation Value is automatically transferred to your policy to maintain your policy in force; or your written request to terminate the rider is received. Once terminated, the rider may not be reinstated, and no further Premium Payments may be allocated to it.

Finally, the amount of premiums you may pay, whether you direct them to your policy or to your Premium Reserve Rider are subject to limits which are discussed in the Tax Issues section of the prospectus.

As with your policy, you bear the risk that the investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the Premium Reserve Rider Accumulation Value and, therefore, the amount of rider accumulation value which may be available to prevent your policy from lapsing or for providing policy benefits.

The Premium Reserve Rider, as discussed above, can help provide additional protection against lapse of your policy. The Premium Reserve Rider Accumulation Value generated by the additional premiums you pay to the rider may be transferred to the policy either through (i) your voluntarily requesting us to transfer available Premium Reserve Rider Accumulation Value to the policy in the amount needed to prevent lapse (because, for example, you do not have the funds outside of the policy to make the premium payment required to keep the policy in force), or (ii) the rider's provision for automatically transferring all available Premium Reserve Rider Accumulation Value to the policy should those values be needed to prevent lapse of the policy (because, for example, the payment you do make either is less than the amount requested or is not received by the time set by the terms of the policy). However, as noted above, if such values are transferred pursuant to the Premium Reserve Rider's automatic transfer provision, the Premium Reserve Rider will terminate, and the policy owner will permanently lose the ability to allocate any future premium payments to the rider.

As a hypothetical example of how the Premium Reserve Rider might help prevent lapse of your policy, assume that you have had your policy for 11 years and that you have allocated additional premiums to the rider so that your Premium Reserve Rider Accumulation Value at the end of policy year 11 is $25,000. Further assume that the No-Lapse Enhancement Rider is no longer preventing your policy from lapsing, that the premium required to maintain your policy in force that is due at the beginning of policy year 12 is $15,000, and that you have decided that you wish to minimize your current cash outlays. If you do not pay the $15,000 premium, you will receive a lapse notice which will tell you that you need to make a premium payment of $15,000 to your policy. If you wish, you could request (before the end of the Grace Period) that we transfer $15,000 of the Premium Reserve Rider Accumulation Value to the policy. If you do not so request, we will automatically transfer the entire Premium Reserve Rider Accumulation Value of $25,000 to the policy (and your Premium Reserve Rider will terminate). In this example, the transfer of $15,000 from your Premium Reserve Rider Accumulation Value to your policy will avoid lapse of the policy.


As a further hypothetical example, again assume that you have had your policy for 11 years but that you have allocated fewer additional premiums to the rider so that your Premium Reserve Rider Accumulation Value is $10,000. Continuing the assumption that the No-Lapse Enhancement Rider is no longer preventing your policy from lapsing, that the premium required to maintain your policy in force that is due at the beginning of policy year 12 is $15,000, and that you wish to minimize your current cash outlays, your Premium Reserve Rider Accumulation Value would provide (either by transfer at your specific request or through automatic transfer) $10,000 towards the premium due. But in this example, you would have to then pay the balance of the premium due, that is $5,000, to us from your savings or from another source outside of the policy to avoid lapse of your policy.

You should discuss with your financial adviser the needs which purchasing the policy will meet, including the need to provide to beneficiaries a guaranteed death benefit which does not depend upon growth of the policy's Accumulation Value. Policy illustrations, which the financial adviser can prepare, will help determine the amount of premiums which should be allocated to paying the costs of the policy for the death benefit you need. Once that need for a guaranteed death benefit is met and premium requirements determined, the policy owner then could consider whether to allocate additional funds to the Rider.

You should carefully weigh the balance between allocating premiums to the policy and premiums to the rider. Premiums allocated to the Premium Reserve Rider may be withdrawn without reducing the specified amount (which might be the case if those premiums had been allocated to the policy). In addition, premiums allocated to the rider initially are charged only with the 4.0% Premium Reserve Rider Premium Load and will only be charged the 3.0% Premium Reserve Rider Transfer Load if transfers are voluntarily made during the first 10 policy years (or are automatically transferred to help prevent policy lapse). And premiums allocated to the rider become part of the Premium Reserve Rider Accumulation Value and that value (less any Indebtedness) would be paid upon the death of the second insured in addition to the death benefit paid.

However, premiums allocated to the rider do not increase the policy's Accumulation Value and, therefore, would not reduce the Cost of Insurance Charges. An illustration can show the impact that paying a higher level of premiums would have on the policy's Cost of Insurance Charges: that is as Accumulation Values in the policy increase (through positive investment results and/or allocating more premiums to the policy), the Net Amount at Risk (that is, the difference between the death benefit and the Accumulation Value) will decrease, thereby decreasing the Cost of Insurance Charges. Decreasing policy charges increases the amount of policy Accumulation Value available for allocation to the Sub-Accounts, and thereby increases the amount available for investment, subject to your tolerance for risk.

Your financial adviser can prepare illustrations which would reflect the potential impact that different allocations of premium between the policy and the Premium Reserve Rider might have, as well as illustrate the impact rates of return selected by you might have on the policy's benefits and the Premium Reserve Rider Accumulation Value.



Continuation of Coverage

If at least one of the insureds is still living when the younger insured attains, or would have attained, age 121, and the policy is still in force and has not been surrendered, the policy will remain in force until policy surrender or death of the second insured. There are certain changes that will take place:

1) we will no longer accept Premium Payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account;

4) we will continue to credit interest to the Fixed Account; and

5) we will no longer transfer amounts to the Sub-Accounts.

However, loan interest will continue to accrue. Your election of a percentage greater than zero under the Benefit Selection Option will have no effect upon the death benefit provided under the Continuation of Coverage provision.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) Full Surrender of the policy;

2) death of the second insured; or

3) failure to pay the necessary amount of premium to keep your policy in force.

State Regulation

New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your policy.


PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum premium required, except to keep the policy in force. Premiums may be paid any time before the younger insured attains, or would have attained, age 121.

The initial premium must be paid for policy coverage to be effective.



Allocation of Net Premium Payments

Your "Net Premium Payment" is the portion of a Premium Payment remaining after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on a form provided by us for that purpose. Subsequent Net Premium Payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your policy as of the end of the "Valuation Period" in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m., Eastern Time, unless the New York Stock Exchange closes earlier.

The Valuation Period is the time between "Valuation Days". A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.



Planned Premiums; Additional Premiums

Planned Premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.

In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You should remain cognizant that the amount and timing of your Premium Payments will have an impact on your policy benefits.

Amount of Premium Payments: For example, if you pay a premium in an amount higher than the premium you planned to pay, the additional amount would be available for allocation to the Sub-Accounts and the Fixed Account. Those additional amounts could, depending upon investment results to the extent you allocate the additional amount to the Sub-Accounts, create additional policy values. Generally, if additional policy values were created, those additional policy values could, depending upon the death benefit option you choose (see section headed "Death Benefits" for further information on choice of death benefit options), provide additional benefits upon the death of the insured and additional value against which a loan on the policy could be made. In addition, those potential additional policy values could reduce the deductions from your policy values for Cost of Insurance Charges (this may occur because the policy's Net Amount at Risk may be lower- see section headed "Cost of Insurance Charge" for discussion of Cost of Insurance Charges).

Conversely, if you pay less premium than planned, smaller amounts would be available to be allocated to the Sub-Accounts and the Fixed Accounts. Those smaller amounts could, depending upon investment results to the extent you allocate Premium Payments to the Sub-Accounts, result in smaller policy values. In addition, those potentially smaller policy values could increase deductions from those policy values for Cost of Insurance Charges (by increasing the policy's Net Amount at Risk - see section headed "Cost of Insurance Charge" for discussion of Cost of Insurance Charges).

Investment results, as noted above, will also determine the extent to which policy values are created. Positive investment results would increase the potential for additional policy values, while negative investment results would decrease the potential for additional policy values.

In addition, policy charges which are asset based, such as the mortality and expense risk charge, would increase as policy values increase and would, thereby, reduce the potential for additional policy values. Conversely, those asset-based policy charges would decrease as policy values decrease and would, thereby, reduce the amounts deducted from policy values.

However, the amount of premium you can pay for your policy are subject to limits which are discussed in the Tax Issues section of the prospectus. In addition, the amount of premiums you may pay also may be limited as discussed later in this section.

Timing of Premium Payments: Making a Premium Payment earlier than you planned to make the payment would make that additional amount available for allocations to the Sub-Accounts and the Fixed Account sooner than planned, and could, depending upon investment results to the extent you allocate the earlier Premium Payment to the Sub-Accounts, create additional policy values, in part because your premiums would be available for investment earlier than you had planned.

Conversely, making a Premium Payment later than you planned to make the payment would make that amount available for allocation to the Sub-Accounts and the Fixed Account later than planned, and could, depending upon investment results to the extent you allocate the later Premium Payment to the Sub-Accounts, result in smaller policy values, in part because your premiums would be available for investment later than you had planned.

Investment results, as noted above, will also determine the extent to which policy values are created. Positive investment results would increase the potential for additional policy values, while negative investment results would decrease the potential for additional policy values.

Please ask your financial adviser for an illustration which would demonstrate the impact the amount and timing of your premium payments may have on your policy.

Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase Planned Premiums, or pay additional premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments.

We may require evidence of insurability if any payment of additional premium (including Planned Premium) would increase the difference between the specified amount and the Accumulation Value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including Planned Premium) or a portion of a premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your policy exceeds the limit is referred to as the Guideline Premium test. The excess amount of premium will be returned to you. We may accept alternate instructions from you to prevent your policy from becoming a MEC (Modified Endowment Contract). Refer to the section headed "Tax Issues" for more information.

Policy Values

Policy value in your variable life insurance policy is also called the Accumulation Value.

The Accumulation Value equals the sum of the Fixed Account value, the Separate Account Value, and the Loan Account Value. At any point in time, the Accumulation Value reflects:

1) Net Premium Payments made;

2) the amount of any Partial Surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the Loan Account;

5) Additional Bonus Credits on Net Accumulation Value in Fixed Account and the Sub-Accounts beginning in policy year 21; and

6) all charges and fees deducted.

The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the variable accumulation value.

A unit of measure used in the calculation of the value of each Sub-Account is the "Variable Accumulation Unit". It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit value for a Sub-
  Account for a Valuation Period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund made during the Valuation Period; minus

2) the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. We guarantee the Fixed Account value. Interest is credited daily on the Fixed Account value at the greater of a rate of 0.00809863% (equivalent to a compounded annual rate of 3.0%) or a higher rate determined by the Company.

The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account. We do not guarantee the Loan Account Value. Interest is credited on the Loan Account at an effective annual rate of 4.0% in all years.

The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your policy and is the basis for calculating the Surrender Value.

We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your policy.



Additional Bonus Credits

On each Monthly Anniversary Day beginning with the first Monthly Anniversary Day in policy year 21, we will make a "additional bonus credits" to Net Accumulation Values in each Sub-Account and the Fixed Account at an annual rate guaranteed to be not less than 0.15% of the values in each Sub-Account and the Fixed Account on the Monthly Anniversary Day. In the event that you have allocated Premium Payments to the Premium Reserve Rider, beginning with the first Monthly Anniversary Day in policy year 21, Additional Bonus Credits, calculated as described above, will be credited to the Premium Reserve Rider Net Accumulation Value. Additional Bonus Credits are based on reduced costs in later policy years that we can pass on to policies that are still in force. Our payment of the Additional Bonus Credits will not increase or otherwise affect the charges and expenses of your policy or any policy riders.


DEATH BENEFITS
The "Death Benefit Proceeds" is the amount payable to the beneficiary upon the death of the second insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges (such as Monthly Deductions), if any, are deducted from the Death Benefit Proceeds prior to payment. Riders, including the No-Lapse Enhancement Rider and the Premium Reserve Rider, may impact the amount payable as Death Benefit Proceeds in your policy. The Guaranteed Minimum Death Benefit that you select under the provisions of the No-Lapse Enhancement Rider will only affect the Death Benefit Proceeds while the rider's No-Lapse Provision is actively preventing the policy from lapsing. As discussed in more detail in the "Riders" section of this prospectus, the No-Lapse Enhancement Rider may provide a death benefit which differs from that paid under the policy. The Premium Reserve Rider Accumulation Value, if any, less any Indebtedness under the Premium Reserve Rider, will be added to the policy's Death Benefit Proceeds. If the policy's death benefit is paid pursuant to the terms of the No-Lapse Enhancement Rider, the Premium Reserve Rider Accumulation Value, if any, less any Indebtedness under the Premium Reserve Rider, will be added to the death benefit payable under the terms of that rider.



Death Benefit Proceeds

The Death Benefit Proceeds payable upon the death of the second insured will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the second insured, less any indebtedness; or

2) an amount equal to the Accumulation Value on the date of death multiplied by the applicable percentage shown in the Corridor Percentages Table in the policy specifications, less any Indebtedness.



Death Benefit Options


Two different death benefit options are available. You may choose the death benefit option at the time you apply for your policy. If you do not choose a death benefit option at that time, Death Benefit Option 1 will apply. You may only elect Death Benefit Option 2 at the time you apply for your policy. (See discussion under heading "Changes to the Initial Specified Amount and Death Benefit Options" for details as to changes you are permitted to make in your choice of death benefit option after your policy has been issued.)

The following table provides more information about the death benefit options.



 Option                        Death Benefit Proceeds Equal to the                                 Variability
    1         Specified amount (a minimum of $250,000) level death benefit on            None; level death benefit.
              the date of the second insured's death, less any Partial Surrenders after the date of second death.
    2         Sum of the specified amount plus the Net Accumulation Value as of          May increase or decrease over
              the date of the second insured's death, less any Partial Surrenders        time, depending on the amount
              after the date of second death.                                            of premium paid and the
                                                                                         investment performance of the
                                                                                         Sub-Accounts or the interest
                                                                                         credited to the Fixed Account.


If for any reason the owner does not elect a particular death benefit option, Option 1 will apply.

Your choice of Death Benefit Option will impact the Cost of Insurance Charge because the Cost of Insurance Charge is based upon the "Net Amount at Risk". The Net Amount at Risk for your policy is the difference between the specified amount and the Accumulation Value of your policy. Therefore, for example, if you choose Death Benefit Option 1, and if your policy Accumulation Value increases (because of positive investment results), your Cost of Insurance Charge will be less than if your policy Accumulation Value did not increase or declined. (See section headed "Cost of Insurance" for discussion of Cost of Insurance Charges.)

The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Indebtedness in full and, if the policy is within the Grace Period, any payment required to keep the policy in force. Policy Indebtedness includes loans under the policy and Premium Reserve Rider Indebtedness includes loans under the Premium Reserve Rider.

Partial Surrenders may also reduce the death benefit payable under any of the death benefit options (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender will have on the death benefit payable under each option.)



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $250,000.

A Partial Surrender may reduce the specified amount. If the specified amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the specified amount.)


The death benefit option may be changed by the Owner, subject to our consent, as long as the policy is in force.

You must submit all requests for a change to Death Benefit Option 1 and changes in the specified amount in writing to our Administrative Office. The minimum increase in specified amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option Change                                                   Impact
     2 to 1          The specified amount will be increased by the Accumulation Value as of the effective date of change.


You may not change from Death Benefit Option 1 to Death Benefit Option 2. Death Benefit Option 2 may only be elected at the time you apply for your policy.

A Surrender Charge may apply to a Reduction in specified amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A table of Surrender Charges is included in each policy.

Any Reductions in specified amount will be made against the Initial Specified Amount and any later increase in the specified amount on a last in, first out basis. Any increase in the specified amount will increase the amount of the Surrender Charge applicable to your policy. Changes in specified amount do not affect the Premium Load as a percentage of premium.

We may decline any request for Reduction in specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law according to the guideline premium test.

The guideline premium test provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the policy's death benefit above the specified amount in order to satisfy the guideline premium test. If the increase in the policy's death benefit causes an increase in the net amount at risk, charges for the cost of insurance will increase as well.

Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life, provided that any increase in cost is either included in a Premium Payment by you or the policy Accumulation Value is sufficient to cover the increased Monthly Deduction. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.



Payment of Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of both insureds. This notification must include a certified copy of an official death certificate for each insured, a certified copy of a decree of a court of competent jurisdiction as to the finding of death for each insured, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of both insureds, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the Death Benefit Proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.

If the recipient of the Death Benefit Proceeds has elected a lump sum settlement and the Death Benefit Proceeds are over $5,000, the proceeds will be placed into an interest-bearing account in the recipient's name. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage the proceeds with the balance earning interest from the day the account is opened.


The SecureLine (Reg. TM) account is a special service that we offer in which your death benefit or surrender proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the proceeds) a check, we will send a checkbook so that you (or the proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of deposited in a SecureLine (Reg. TM) account. You (or the recipient of the proceeds) may request that the proceeds be paid in the form of a check rather than receiving the SecureLine (Reg. TM) checkbook. Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account.

POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The Surrender Value of your policy is the amount you can receive by surrendering the policy. The Surrender Value is

 (i) the Net Accumulation Value (which is your policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged, plus

 (ii) the net accumulation value, if any, of the Premium Reserve Rider (which is the Premium Reserve Rider Accumulation Value less any Indebtedness), and less any accrued loan interest not yet charged, minus

 (iii) any Surrender Charge not covered by the policy's Accumulation Value (which is not deducted in (i) above).

Policy Indebtedness includes loans under the policy and Premium Reserve Rider Indebtedness includes loans under the Premium Reserve Rider.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account and from the Premium Reserve Rider Sub-Accounts and Premium Reserve Rider Fixed Account that have values allocated to them. Any surrender from a Sub-Account or from a Premium Reserve Rider Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.

At any time, you may transfer all of the Separate Account Value (and any Premium Reserve Rider Sub-Account and Premium Reserve Rider Fixed Account value) to the Fixed Account. You may then surrender the policy in exchange for a life insurance policy the values and benefits of which do not depend upon the performance of a separate account. The new policy will not require the payment of further premiums, and the amount of the death benefit will be equal to what can be purchased on a single premium basis by the surrender value of the policy you are surrendering. Please contact your financial adviser for an illustration of the policy which you could receive if you decide to exchange your policy.


If you request lump sum surrender and the policy's surrender value is over $20,000, your surrender proceeds will be placed into a SecureLine (Reg. TM) account in your name. Refer to the description of the SecureLine (Reg. TM) account under the section headed "Death Benefit Proceeds" for more information.



You (or the recipient of the proceeds) may request that the proceeds be paid in the form of a check rather than receiving the SecureLine (Reg. TM) checkbook.



Partial Surrender


You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below. If you wish to make a surrender in excess of 90% of the Surrender Value of your policy, you must specifically request a Full Surrender of your policy. Charges for Full Surrenders will apply (see section headed "Surrender Charges" for a discussion of Surrender Charges). Your policy's Surrender Value equals the policy Accumulation Value less any Indebtedness, less any applicable Surrender Charges. Policy Loans are Indebtedness under your policy and will reduce the Surrender Value available to you.


Partial Surrenders will reduce the Accumulation Value and may reduce the specified amount. The amount of the Partial Surrender will be withdrawn first from the Premium Reserve Rider Sub-Accounts and Fixed Account in proportion to their values, and when such values are reduced to zero then from the Sub-Accounts and Fixed Account in proportion to their values. (See discussion in section headed "Riders-Premium Reserve Rider" for further details.)

The effect of Partial Surrenders on your policy depends on the death benefit option in effect at the time of the Partial Surrender. If Death Benefit Option 1 has been elected, a Partial Surrender will reduce the specified amount as shown in the table below. If Death Benefit Option 2 has been elected, a Partial Surrender will reduce the Accumulation Value, but not the specified amount.

Partial Surrenders are deducted when the No-Lapse Value and the Reset Account Value of the No-Lapse Enhancement Rider are calculated. (See discussion in section headed "Riders - No-Lapse Enhancement Rider" for a detailed discussion of how benefits of this rider may be impacted by reductions of these values.)



   Death Benefit
 Option in Effect                                         Impact of Partial Surrender
         1              Will reduce the Accumulation Value and the specified amount will be reduced by the greater of:
                        a. zero; or
                        b. an amount equal to the amount of the Partial Surrender minus the result of [(1) minus (2)]
                        divided by (3) where:
                        (1) is an amount equal to the Accumulation Value on the Valuation Day immediately prior to the
                        Partial Surrender multiplied by the applicable percentage shown in the Corridor Percentages
                        Table in the policy specifications;
                        (2) is the specified amount immediately prior to the Partial Surrender; and
                        (3) is the applicable percentage shown in the Corridor Percentages Table in the policy specifications.
         2              Will reduce the Accumulation Value, but not the specified amount.


Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.


POLICY LOANS
You may borrow against the Surrender Value of your policy and against the Premium Reserve Rider Accumulation Value, if you have allocated premiums to the Rider. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total policy Indebtedness (including any Premium Reserve Rider Indebtedness) on the date your loan request is received will not exceed the greater of:

(i) an amount equal to

  (a) 90% of the sum of the Separate Account Value, the Fixed Account Value, and the Loan Account Value of the policy; plus

     (b) (1) during policy years 1 to 10, 90% of the Premium Reserve Rider Accumulation Value; or

    (2) during policy years 11 and later, 100% of the Premium Reserve Rider Accumulation Value;
       less Surrender Charge (applicable if you had requested Full Surrender of your policy on the date your loan request is received); and

(ii) 75% of the current Surrender Value.

The "Premium Reserve Rider Accumulation Value" equals the sum of the Accumulation Value of (i) the Premium Reserve Rider Sub-Accounts, the Premium Reserve Rider Fixed Account, and (iii) the Premium Reserve Rider Loan Account. The current surrender value of the policy equals (i) the sum of the Separate Account Value, the Fixed Account Value, and the Loan Account Value of the policy; plus (ii) the Premium Reserve Rider Accumulation Value, if any; minus
(iii) Surrender Charge.

If you wish to make a surrender in excess of 90% of the Surrender Value of your policy, you must specifically request a Full Surrender of your policy. Charges for Full Surrenders will apply (see section headed "Surrender Charges" for a discussion of Surrender Charges).

A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the policy's death benefit and Accumulation Value.

If you are considering requesting a Policy Loan, please ask your financial adviser for an illustration which would demonstrate not only the amount of the loan which would be available, but the impact that requesting a Policy Loan would have on your policy.


The amount of your loan will be withdrawn first from accumulation values, if any, of the Premium Reserve Rider Sub-Accounts and Fixed Account and then from policy Sub-Accounts and the Fixed Account in proportion to their values. The Premium Reserve Rider Loan Account and the Loan Account are the accounts in which Premium Reserve Rider Indebtedness and policy Indebtedness (which consists of outstanding loans and accrued interest) accrues once it is transferred out of the Premium Reserve Rider Sub-Accounts, the Premium Reserve Rider Fixed Account, the Sub-Accounts, and the Fixed Account, respectively. Amounts transferred to the Loan Account of the policy and of the Premium Reserve Rider do not participate in the performance of the Sub-Accounts or the Fixed Account of either the Premium Reserve Rider or of the policy. Loans, therefore, can affect the policy's death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans (from both the Premium Reserve Rider and the policy) accrues daily at an effective annual rate of 5.0% in years 1-10 and 4.1% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your policy. Policy Values in the Loan Account (Loan collateral Account) are part of the Company's General Account.


The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance and any Premium Reserve Rider loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account of the policy and the Premium Reserve Rider, respectively. This amount will be treated as an additional Policy Loan, and added to the Loan Account value of both the policy and the Premium Reserve Rider. Lincoln Life credits interest to the Loan Account Value (of both the Premium Reserve Rider and the policy) at a rate of 4.0% in all years, so the net cost of your Policy Loan is 1.0% in years 1-10 and 0.1% thereafter.

Your outstanding loan balance may be repaid at any time as long as at least one of the insureds is living. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise. When making a payment to us, we will apply your payment as premiums and not loan repayments unless you specifically instruct us otherwise.

If at any time the total Indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the policy will terminate. However, you may have a Grace Period in which to make additional payments to keep your policy in force (see section headed "Lapse and Reinstatement" for a discussion of the Grace Period provision). In addition, the provisions of the No-Lapse Enhancement Rider may prevent policy termination (see section headed "Riders - No-Lapse Enhancement Rider" for a discussion of when this rider would prevent policy termination). If the provisions of the No-Lapse Enhancement Rider are not preventing policy termination, the provisions for automatic transfer of any Premium Reserve Rider Accumulation Value less Indebtedness (including interest accrued but not due) may prevent termination (see section headed "Riders - Premium Reserve Rider for a discussion of the provisions of the Premium Reserve Rider relating to transfers of Premium Reserve Rider Accumulation Value to the policy). If your policy lapses while a loan is outstanding, there may be adverse tax consequences.


LAPSE AND REINSTATEMENT
If at any time:

1) the Net Accumulation Value of the policy is insufficient to pay the accumulated, if any, and current Monthly Deduction, and

2) the provisions of the No-Lapse Enhancement Rider are not preventing policy termination,

then all policy coverage will terminate. This is referred to as policy lapse.

The Net Accumulation Value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to Partial Surrenders;

4) due to Indebtedness for Policy Loans; or

5) because of a combination of any of these factors.

If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans or any Indebtedness under the Premium Reserve Rider) necessary so that the Net Accumulation Value of your policy is sufficient to pay the accumulated, if any, and current Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of Indebtedness on Policy Loans and on any Premium Reserve Rider Indebtedness) that must be paid to avoid termination of your policy.

If the amount in the notice is not paid to us within the Grace Period and any Premium Reserve Accumulation Value (less any Premium Reserve Rider Transfer Load and less any Premium Reserve Rider Indebtedness) automatically transferred at the end of the Grace Period is also insufficient to keep the policy in force, then the policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the second insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.



No-Lapse Protection

Your policy includes the No-Lapse Enhancement Rider. This rider provides you with additional protection to prevent a lapse in your policy. If you meet the requirements of this rider, your policy will not lapse, even if the Net Accumulation Value under the policy is insufficient to cover the accumulated, if any, and current Monthly Deductions. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your cash value. Also, it does not provide any type of market performance guarantee.

We will automatically issue this rider with your policy. There is no charge for this rider.

The rider consists of the No-Lapse Value Provision and the Reset Account Value Provision. Under this rider, your policy will not lapse as long as either the No-Lapse Value or the Reset Account Value, less any Indebtedness, is greater than zero. The No-Lapse Value and Reset Account Value are reference values only. If the Net Accumulation Value is insufficient to cover the accumulated, if any, and current Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your policy from lapsing. Refer to the "No-Lapse Enhancement Rider" section of this prospectus for more information.

Your policy may also include the Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on Indebtedness (under both your policy and the Premium Reserve Rider) exceeding the Accumulation Value less the Surrender Charges. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.

Finally, your policy will include the Premium Reserve Rider. To the extent that you have allocated Premium Payments to this rider, any rider Accumulation Value may prevent lapse of your policy. If your policy's Net Accumulation Value is insufficient to cover the Monthly Deductions, and the provisions of the No-Lapse Enhancement Rider are not preventing policy termination, we will send a written notice to you which will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans that must be paid to avoid termination of your policy. If the amount in the notice is not paid to us within the Grace Period, we will automatically transfer to your policy any Premium Reserve Rider Accumulation Value (less any Premium Reserve Rider Transfer Load and less any Premium Reserve Rider Indebtedness) on the day the Grace Period ends. If after such transfer, your policy's Net Accumulation Value is sufficient to cover the Monthly Deductions then due, your policy will not lapse. As with your policy, you bear the risk that investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the Accumulation Value of the rider and, therefore, the amount of Premium Reserve Rider Accumulation Value which may be available to prevent your policy from lapsing or for providing policy benefits.



Reinstatement of a Lapsed Policy

If your policy has lapsed and the second death has not occurred, you may reinstate your policy within five years of the Policy Lapse date, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability (on both insureds if the first death has not occurred and we agree to accept the risk) is furnished to us and we agree to accept the risk for the insured;

4) we receive a payment sufficient to keep your policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.

The reinstated policy will be effective as of the Monthly Anniversary Day on or next following the date on which we approve your application for reinstatement. Surrender Charges will be reinstated as of the policy year in which your policy lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due.


TAX ISSUES

The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax advisor about the application of tax rules to your individual situation.




Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the guideline premium test, which provides for a maximum amount of premium paid depending upon the insured's age, gender, and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the policy.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.


Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.


Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.



Policies That Are MECs


Characterization of a Policy as a MEC. A Modified Endowment Contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.


Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.


Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during the policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.

Last Survivor Contract

Although we believe that the policy, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under
Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. As a result, we may need to return a portion of your premium (with earnings) and impose higher cost of insurance charges in the future.

Due to the coverage of more than one insured under the policy, there are special considerations in applying the 7-pay test. For example, a reduction in the death benefit at any time, such as may occur upon a partial surrender, may cause the policy to be a MEC. Also and more generally, the manner of applying the 7-pay test is somewhat uncertain in the case of policies covering more than one insured



Other Considerations


Insured Lives Past Age 121. If the younger insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 121, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the younger insured attains age 121.


Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.

If at any time you pay a premium that would exceed the amount allowable to permit the policy to continue to qualify as life insurance, we will either refund the excess premium to you within 60 days of the end of the policy year or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.


The policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your policy to become a MEC and you do not consent to MEC status for your policy, we will either refund the excess premium to you within 60 days of the end of the policy year, offer you the opportunity to apply for an increase in Death Benefit. If the excess premium exceeds $250, we will offer you the additional alternative of instructing us to hold the excess in a premium deposit fund and apply it to the policy on the next, succeeding policy anniversary when the premium no longer causes your policy to be deemed a MEC in accordance with your premium allocation instructions on file at the time the premium is applied.


Any interest and other earnings on funds in a premium deposit fund will be includible in income subject to tax as required by law.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.


If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.


In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.



LEGAL PROCEEDINGS
In the ordinary course of its business, the Company is involved in various pending or threatened legal proceedings arising from the conduct of its business. In some instances, the proceedings include claims for unspecified damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the financial position of the Company, the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.


FINANCIAL STATEMENTS

The December 31, 2009 financial statements of the Separate Account and the December 31, 2009 financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Capital Markets and Financial Ratings
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements
   Administrative Services


POLICY INFORMATION
   Assignment
   Transfer of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferment of Payments
   Incontestability
   Misstatement of Age or Sex
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LincolnFinancial.com

LLANY Separate Account R for Flexible Premium Variable Life Insurance 1933 Act Registration No. 333-149053
1940 Act Registration No. 811-08651

                               End of Prospectus


APPENDIX A
EXAMPLE OF SURRENDER CHARGE CALCULATIONS:

The following hypothetical examples demonstrate the impact of Surrender Charges under different scenarios for a male, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000, no Indebtedness, assumed investment return of 8.00% (7.24% net) and a planned annual premium payment of $15,000 (all amounts shown for the end of each policy year in each of the tables below are in dollars):

     1) Fully surrender the policy at the end of the representative policy years shown:


 End of Year         Accumulation Value         Surrender Charge         Surrender Value
  1                          7,900                   18,520                        0
  10                       105,946                    7,800                   98,146
  16                       225,307                        0                  225,307

     In the table above, the Surrender Charge at the end of year 1 would be:

     a) 18.52 multiplied by

     b) 1,000 ($1,000,000 divided by 1,000), or $18,520.

  2) Decrease the Initial Specified Amount by $500,000 from $1,000,000 to $500,000 at the end of the representative policy years shown:


 End of Year         Surrender Charge
  1                       4,630
  5                       3,555
  11                          0

     In the table above, the Surrender Charge at the end of year 1 would be:

     a) 18.52 multiplied by

     b) 250 ($250,000 divided by 1,000), or $4,630.

   o In the table above, Surrender Charges were only imposed on that part of the Reduction in Initial Specified Amount which exceeded 25% of the Initial Specified Amount. Therefore, only $250,000 of the requested $500,000 Reduction in the Initial Specified Amount is assessed a Surrender Charge.

  3) Increase the specified amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 7, at attained age 52, standard non-tobacco, and then Fully Surrender the policy at the end of the representative policy years shown:


                                               Surrender Charge on
                                              Initial $1,000,000 of
 End of Year        Accumulation Value           Specified Amount
 9                         88,855                     9,190
 12                       133,096                     4,860
 16                       208,947                         0
 21                       337,252                         0



                      Surrender Charge on           Total
                    Additional $500,000 of        Surrender
 End of Year           Specified Amount            Charge         Surrender Value
 9                          9,645                  18,835              70,020
 12                         7,640                  12,500             120,596
 16                         4,575                   4,575             204,372
 21                             0                       0             337,252

     In the table above, the Surrender Charge at the end of year 9 would be:

     a)

      (i) 9.19 multiplied by

      (ii) 1,000 ($1,000,000 divided by 1,000), plus

     b)

      (i) 19.29 multiplied by

     (ii) 500 ($500,000 divided by 1,000), or $18,835.

  o At the end of year 9 and 12, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional specified amount.

     o At the end of year 16, the Surrender Charge for the Initial Specified Amount would have expired.

  o At the end of year 21, the Surrender Charge for both the initial and additional specified amount would have expired.

4) Increase the specified amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 7, at attained age 52, standard non-tobacco, and then decrease the specified amount by $900,000 from $1,500,000 to $600,000 at the end of the representative policy years shown:


                      Surrender Charge on            Surrender Charge on
                     Initial $1,000,000 of         Additional $500,000 of         Total Surrender
 End of Year            Specified Amount              Specified Amount                Charge
  9                          1,378                         7,234                      8,612
  12                             0                         5,730                      5,730
  21                             0                             0                          0

In the table above, the Surrender Charge at the end of year 9 would be:

a)

     (i) 9.19 multiplied by

     (ii) 150 ($400,000 minus $250,000 ($1,000,000 multiplied by 25%) divided by 1,000), plus

b)

     (i) 19.29 multiplied by

     (ii) 375 ($500,000 minus $125,000 ($500,000 multiplied by 25%) divided by
   1,000), or $8,612.25.

  o In the table above, Surrender Charges were only imposed on that part of the Reduction in Initial Specified Amount which exceeded 25% of the Initial Specified Amount and on that part of the reduction of the increase in specified amount which exceeded 25% of the increase in specified amount. Therefore, only $375,000 of the $500,000 increase in specified amount being surrendered is assessed a Surrender Charge and only $150,000 of the $400,000 of the Initial Specified Amount being reduced is assessed a Surrender Charge.

  o At the end of year 9, the surrender charge equals the charge on the Initial Specified Amount plus the charge on the additional specified amount.

  o At the end of year 12, the surrender charge for a decrease on the Initial Specified Amount would have expired after year 10.

  o At the end of year 21, the surrender charge for a decrease on both the Initial and additional specified amount would have expired after year 17.

GLOSSARY OF TERMS

7-pay test - A test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code.


1933 Act - The Securities Act of 1933, as amended.

1940 Act - The Investment Company Act of 1940, as amended.

Accumulation Value - An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.


Administrative Fee - The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.


Automatic Rebalancing - A program which periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account.


Beneficiary - The person designated to receive the Death Benefit Proceeds.


Cash Value Accumulation Test - A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single premium required to fund the future benefits under the policy.

Code - Internal Revenue Code of 1986, as amended.

Cost of Insurance Charge - This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the policy's Net Amount at Risk by the Cost of Insurance Rate.

Date of Issue - The date on which we begin life insurance coverage under the policy if you have paid your initial premium with your application. If you have not paid your initial premium with your application, your life insurance coverage will begin on the day we receive your initial premium.

Death Benefit Proceeds - The amount payable to the beneficiary upon the death of the second insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your policy.

Dollar Cost Averaging - An optional program which you select which systematically transfers specified dollar amounts from the money market Sub-Account or on a limited basis from the Fixed Account to one or more Sub-Accounts.


Fixed Account - An allocation option under the policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.

Fixed Account Value - An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.

Fund (Underlying Fund) - The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.


Grace Period - The period during which you may make premium payments (or repay indebtedness) to prevent policy lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the policy enters the grace period.

Guideline Premium Test - A provision of the Code under which the maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.

Indebtedness - The sum of all outstanding loans and accrued interest.

Lapse Notice - Written notice to you (or any assignee of record) that your policy will terminate unless we receive payment of premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of premium payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your policy.

Loan Account - The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account.


Loan Account Value - An amount equal to any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's General Account.


M&E - Mortality and Expense Risk Charge.


Market Timing Procedures - Policies and procedures from time to time adopted by us as an effort to protect our policy owners and the funds from potentially harmful trading activity.

Modified Endowment Contract (MEC) - A life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of premium payments.


Monthly Anniversary Day - The Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.


Monthly Deduction - The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your policy.

Net Accumulation Value - An amount equal to the Accumulation Value less the Loan Account Value.


Net Amount at Risk - The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, premium payment patterns, and charges.


Net Premium Payment - An amount equal to the premium payment, minus the Premium Load.


Owner - The person or entity designated as owner in the policy specifications unless a new owner is thereafter named, and we receive written notification of such change.


Partial Surrender - A withdrawal of a portion of your policy values.


Planned Premium - The amount of periodic premium (as shown in the policy specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice.

Policy Anniversary - The same date (month and day) each Policy Year equal to the Date of Issue, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.

Policy Loan - The amount you have borrowed against the Surrender Value of your policy.


Policy Loan Interest - The charge made by the Company to cover the cost of your borrowing against your policy. Policy Loan Interest will be charged to the Loan Account Value.


Policy Lapse - The day on which coverage under the policy ends as described in the grace period.

Policy Year - Twelve month period(s) beginning on the Date of Issue and extending up to but not including the next Policy Anniversary.

Premium (Premium Payment) - The amount that you pay to us for your policy. You may select and vary the frequency and the amount of premium payments. After the initial premium payment is made there is no minimum premium required, except premium payments to keep the policy in force.

Premium Load - A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.

Reduction of Specified Amount - A decrease in the Specified Amount of your policy.

Right to Examine Period - The period during which the policy may be returned to us for cancellation.

SAI - Statement of Additional Information.

SEC - The Securities and Exchange Commission.

Separate Account Value (Variable Accumulation Value) - An amount equal to the values in the Sub-Accounts.

Specified Amount (Initial Specified Amount) - The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the "Initial Specified Amount". The Specified Amount may be increased or decreased after issue if allowed by and described in the policy.

Sub-Account(s) - Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account values.


Surrender Charge - The charge we may make if you request a Full Surrender of your policy or request a

Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each policy.

Surrender Value - An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.


Valuation Day - Each day on which the New York Stock Exchange is open and trading is unrestricted.


Valuation Period - The time between Valuation Days.

Variable Accumulation Unit - A unit of measure used in the calculation of the value of each Sub-Account.

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2010
                  Relating to Prospectus Dated May 1, 2010 for



                          Lincoln SVULONE2007 product



LLANY Separate Account R for Flexible Premium Variable Life Insurance,
                                   Registrant



             Lincoln Life & Annuity Company of New York, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 444-2363, and requesting a copy of the Lincoln NY SVULONE2007 product prospectus.


                          TABLE OF CONTENTS OF THE SAI




Contents                                                   Page
-------------------------------------------------       ----------
GENERAL INFORMATION..............................             2
    Lincoln Life.................................             2
    Capital Markets and Financial Ratings........             2
    Registration Statement.......................             3
    Changes of Investment Policy.................             3
    Principal Underwriter........................             3
    Disaster Plan................................             3
    Advertising..................................             3
SERVICES.........................................             5
    Independent Registered Public Accounting
      Firm.......................................             5
    Accounting Services..........................             5
    Checkbook Service for Disbursements..........             5
    Administrative Services......................             5


Contents                                                   Page
-------------------------------------------------       ----------
POLICY INFORMATION...............................             5
    Assignment...................................             5
    Transfer of Ownership........................             6
    Beneficiary..................................             6
    Right to Convert Contract....................             6
    Change of Plan...............................             6
    Settlement Options...........................             7
    Deferment of Payments........................             7
    Incontestability.............................             7
    Misstatement of Age or Sex...................             7
    Suicide......................................             7
PERFORMANCE DATA.................................             7
FINANCIAL STATEMENTS.............................             8
    Separate Account.............................           R-1
    Company......................................           S-1

GENERAL INFORMATION


Lincoln Life
Lincoln Life & Annuity Company of New York ("Lincoln Life", "the Company", "we", "us", "our") (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.


Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets and Financial Ratings


The capital and credit markets have been experiencing extreme volatility and disruption for more than twelve months. In some cases, the markets have exerted downward pressure on availability of liquidity and credit capacity for certain companies. As a result, the market for fixed income securities has experienced illiquidity, increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired. During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected. In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Nationally recognized rating agencies rate our financials as an insurance company. The ratings do not imply approval of the product and do not refer to the performance of the product, including underlying investment options, if any. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. In late September and early October of 2008, A.M. Best, Fitch, Moody's and S&P each revised their outlook for the U.S. life insurance sector from stable to negative. Our financial strength ratings, which are intended to measure our ability to meet policyholder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

Lincoln Life may materially change the investment policy of the Separate Account. If this decision is made, we must inform the Owners and obtain all necessary regulatory approvals. Any change must be submitted to the Insurance Department. The Insurance Department would not approve the change in investment policy if found to be detrimental to the interests of the Owners of the policies or the end result would render our operations hazardous to the public.


In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.



Principal Underwriter


Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $256,877 in 2009, $547,271 in 2008 and $376,693 in 2007 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.




Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps, A.M. Best Company and Fitch. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SERVICES


Independent Registered Public Accounting Firm
The financial statements of the Separate Account and the financial statements of Lincoln Life & Annuity Company of New York appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Accounting Services

We have entered into an agreement with the Bank of New York Mellon, N.A., One Mellon Bank Plaza, 500 Grant Street, Pittsburgh, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Checkbook Service for Disbursements

We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.

We also offer this same checkbook service for surrenders of your policy of $5,000 or more. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately - even a check for the entire amount.



Administrative Services

Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.


POLICY INFORMATION


Assignment
While either insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and received at our Administrative Office. It will become effective when we receive the original assignment or a certified copy of the assignment at our Administrative Office. We will not be responsible for any assignment that is not received by us, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is received and any interest accrued on such indebtedness after we have received any assignment.

Once received, the assignment remains effective until released by the assignee in writing. As long as an assignment remains effective, you will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.

Transfer of Ownership

As long as either insured is living, you may transfer all of your rights in the policy by submitting a Written Request to our Administrative Office. You may revoke any transfer of ownership prior to its effective date. The transfer of ownership, or revocation of transfer, will not take effect until received by us. Once we have received the transfer or revocation of transfer, it will take effect as of the date of the latest signature on the Written Request.

On the effective date of transfer, the transferee will become the Owner and will have all the rights of the Owner under the policy. Unless you direct us otherwise, with the consent of any assignee named in an assignment received by us, a transfer will not affect the interest of any beneficiary designated prior to the effective date of transfer.



Beneficiary

The beneficiary is initially designated on a form provided by us for that purpose and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while either insured is living, except when we have received an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and received at our Administrative Office. If the owner has specifically requested not to reserve the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will not be effective until received by us. Once we have received the change of beneficiary, the change will take effect as of the date of latest signature on the Written Request or, if there is no such date, the date received.

If any beneficiary dies before the death of the second insured, the beneficiary's potential interest shall pass to any surviving beneficiaries in the appropriate beneficiary class, unless otherwise specified to the Company. If no named beneficiary survives at the time of the death of the second insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Right to Convert Contract

You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future Premium Payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower Cost of Insurance Charge than those guaranteed for the General Account.




Change of Plan

Within the first 18 months from the policy date, you may exchange your policy without any evidence of insurability for any one of the permanent life insurance policies then being issued by us belonging to the same premium class to which your policy belongs. The request for exchange must be in writing and received by us within 18 months of the policy date of your policy. Unless otherwise agreed by you or us, the new policy will have the same initial amount of insurance and policy date as the original policy, and the issue age of the insured under the new policy will be the issue age of the insured as of the policy date of the original policy. Any riders and incidental benefits included in the original policy will be included if such riders and incidental benefits are issued with the new policy. If the conversion results in the increase or decrease in the Accumulation Value, such increase or decrease will be payable to us by you, as applicable.

The Company may not make an offer to you to exchange your policy without obtaining required regulatory approvals.



Settlement Options

Proceeds will be paid in a lump sum unless you choose a settlement option we make available.



Deferment of Payments

Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. In the event of a deferral of a surrender, loan or payment of the death benefit proceeds beyond 10 days from receipt of the request, interest will accrue and be paid as required by law. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay premiums on policies with us.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase .



Misstatement of Age or Sex

If the age or sex of either insured has been misstated, benefits will be those which would have been purchased at the correct age and sex.



Suicide

If the second insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the second insured dies by suicide, while sane or insane, within two years from the date any increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.



PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2009 financial statements of the Separate Account and the December 31, 2009 financial statements of the Company follow.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2009 AND 2008

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholder of
Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2009 and 2008, and the related statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 1, 2010

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)

                                                                       AS OF DECEMBER 31,
                                                                       ------------------
                                                                         2009      2008
                                                                       --------   -------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity (amortized cost: 2009 -- $6,229; 2008 -- $5,778)   $ 6,180   $5,159
      Equity (cost: 2009 -- $2; 2008 -- $3)                                   2        2
   Mortgage loans on real estate                                            228      294
   Policy loans                                                             442      430
   Other investments                                                          2        2
                                                                        -------   ------
         Total investments                                                6,854    5,887
Cash and invested cash                                                       65       55
Deferred acquisition costs and value of business acquired                   856    1,115
Premiums and fees receivable                                                  5        3
Accrued investment income                                                    92       86
Reinsurance recoverables                                                    502      595
Goodwill                                                                    162      162
Other assets                                                                105       88
Separate account assets                                                   2,263    1,690
                                                                        -------   ------
         Total assets                                                   $10,904   $9,681
                                                                        =======   ======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                $ 1,486   $1,568
Other contract holder funds                                               5,135    4,866
Other liabilities                                                           264       70
Separate account liabilities                                              2,263    1,690
                                                                        -------   ------
         Total liabilities                                                9,148    8,194
                                                                        -------   ------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 12)
STOCKHOLDER'S EQUITY
Common stock -- 132,000 shares, authorized, issued and outstanding          940      940
Retained earnings                                                           846      757
Accumulated other comprehensive loss                                        (30)    (210)
                                                                        -------   ------
         Total stockholder's equity                                       1,756    1,487
                                                                        -------   ------
            Total liabilities and stockholder's equity                  $10,904   $9,681
                                                                        =======   ======

                 See accompanying Notes to Financial Statements

STATEMENTS OF INCOME
(IN MILLIONS)

                                                                                             FOR THE YEARS ENDED
                                                                                                 DECEMBER 31,
                                                                                             -------------------
                                                                                             2009    2008   2007
                                                                                             ----   -----   ----
REVENUES
Insurance premiums                                                                           $104   $  98   $ 98
Insurance fees                                                                                255     248    234
Net investment income                                                                         408     395    361
Realized loss:
   Total other-than-temporary impairment losses on securities                                 (90)   (106)   (26)
   Portion of loss recognized in other comprehensive income                                    31      --     --
                                                                                             ----   -----   ----
      Net other-than-temporary impairment losses on securities recognized in earnings         (59)   (106)   (26)
      Realized gain (loss), excluding other-than-temporary impairment losses on securities     (6)      8      1
                                                                                             ----   -----   ----
         Total realized loss                                                                  (65)    (98)   (25)
Other revenues and fees                                                                        (1)     --     --
                                                                                             ----   -----   ----
      Total revenues                                                                          701     643    668
                                                                                             ----   -----   ----
BENEFITS AND EXPENSES
Interest credited                                                                             209     209    194
Benefits                                                                                      225     228    192
Underwriting, acquisition, insurance and other expenses                                       159     156    128
                                                                                             ----   -----   ----
   Total benefits and expenses                                                                593     593    514
                                                                                             ----   -----   ----
      Income before taxes                                                                     108      50    154
      Federal income tax expense                                                               35      14     52
                                                                                             ----   -----   ----
         Net income                                                                          $ 73   $  36   $102
                                                                                             ====   =====   ====

                 See accompanying Notes to Financial Statements

STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                 FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                              ------------------------
                                                               2009     2008      2007
                                                              ------   ------   ------
COMMON STOCK
Balance as of beginning-of-year                               $  940   $  940   $  235
Lincoln National Corporation purchase price                       --       --       (1)
Capital contribution                                              --       --      706
                                                              ------   ------   ------
   Balance as of end-of-year                                     940      940      940
                                                              ------   ------   ------
RETAINED EARNINGS
Balance as of beginning-of-year                                  757      724      623
Cumulative effect from adoption of new accounting standards       16       --       (1)
Comprehensive income (loss)                                      269     (167)      81
Other comprehensive income (loss), net of tax                   (196)     203       21
                                                              ------   ------   ------
   Net income                                                     73       36      102
Dividends declared                                                --       (3)      --
                                                              ------   ------   ------
   Balance as of end-of-year                                     846      757      724
                                                              ------   ------   ------
ACCUMULATED OTHER COMPREHENSIVE LOSS
Balance as of beginning-of-year                                 (210)      (7)      14
Cumulative effect from adoption of new accounting standards      (16)      --       --
Other comprehensive income (loss), net of tax                    196     (203)     (21)
                                                              ------   ------   ------
   Balance as of end-of-year                                     (30)    (210)      (7)
                                                              ------   ------   ------
      Total stockholder's equity as of end-of-year            $1,756   $1,487   $1,657
                                                              ======   ======   ======

                 See accompanying Notes to Financial Statements

STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                 FOR THE YEARS ENDED
                                                                                    DECEMBER 31,
                                                                               -----------------------
                                                                                2009      2008    2007
                                                                               -------   -----   -----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                     $    73   $  36   $ 102
Adjustments to reconcile net income to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front
      end loads deferrals and interest, net of amortization                         27       7     (41)
   Change in premiums and fees receivable                                           (2)      1       9
   Change in accrued investment income                                              (6)     (3)    (23)
   Change in future contract benefits                                              (82)    120      51
   Change in other contract holder funds                                           (58)    (70)    (51)
   Change in reinsurance related assets and liabilities                             92    (116)    (35)
   Change in federal income tax accruals                                            44     (26)     59
   Realized loss                                                                    65      98      25
   Other                                                                            (5)    (15)    (21)
                                                                               -------   -----   -----
      Net cash provided by operating activities                                    148      32      75
                                                                               -------   -----   -----
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                      (1,150)   (833)   (734)
Sales of available-for-sale securities                                             271     162     143
Maturities of available-for-sale securities                                        384     548     550
Purchases of other investments                                                     (18)    (76)    (82)
Sales or maturities of other investments                                            70      37      79
                                                                               -------   -----   -----
      Net cash used in investing activities                                       (443)   (162)    (44)
                                                                               -------   -----   -----
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits of fixed account values, including the fixed portion of variable          663     538     541
Withdrawals of fixed account values, including the fixed portion of variable      (308)   (406)   (412)
Transfers to and from separate accounts, net                                       (50)    (72)    (74)
Common stock issued for benefit plans and excess tax benefits                       --      (4)     --
                                                                               -------   -----   -----
      Net cash provided by financing activities                                    305      56      55
                                                                               -------   -----   -----
Net increase (decrease) in cash and invested cash                                   10     (74)     86
Cash and invested cash as of beginning-of-year                                      55     129      43
                                                                               -------   -----   -----
      Cash and invested cash as of end-of-year                                 $    65   $  55   $ 129
                                                                               =======   =====   =====

                 See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), and formerly referred to as Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the United States of America ("U.S.") and several U.S. territories. See Note 21 for additional information.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

LLANY also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 19 for additional discussion on SAP.

Certain amounts reported in prior years' financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

For all business combination transactions occurring after Janu-ary 1, 2009, we use the acquisition method of accounting. For more detail on the acquisition method, see Note 2 - "Adoption of New Accounting Standards - Business Combinations Topic." For all business combination transactions initiated after June 30, 2001, but before January 1, 2009, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE HIERARCHY

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date as "blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes. See Notes 4 and 13 for additional details.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. We use observable and unobservable inputs to our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with senior business leaders and brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. In addition to the defined standard inputs to our valuation methodologies, we also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds. Mortgage-backed securities ("MBS") and asset-backed securities ("ABS") utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step down features and over collateralization features. The valuation methodologies for our state and municipal bonds use additional inputs which include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields. Our hybrid and redeemable preferred stocks and equity AFS securities utilize additional inputs of exchange prices (underlying and common stock of the same issuer).

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Income. When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine that our unrealized losses are not OTTI:

     -    The estimated range and average period until recovery;

     -    The estimated range and average holding period to maturity;

     -    Remaining payment terms of the security;

     - Current delinquencies and nonperforming assets of underlying collateral;

     -    Expected future default rates;

     - Collateral value by vintage, geographic region, industry concentration or property type;

     - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

     -    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Income. If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Income, as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

     -    The current economic environment and market conditions;

     -    Our business strategy and current business plans;

     - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

     - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

     - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

     -    The capital risk limits approved by management; and

     -    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

     -    Historic and implied volatility of the security;

     - Length of time and extent to which the fair value has been less than amortized cost;

     - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

     - Failure, if any, of the issuer of the security to make scheduled payments; and

     - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or ABS collateralized debt obligations ("CDOs"), we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

     -    Fundamentals of the industry in which the issuer operates;

     - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

     - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

     -    Expectations regarding defaults and recovery rates;

     -    Changes to the rating of the security by a rating agency; and

     - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

     - Level of creditworthiness of the home equity loans that back a collateralized mortgage obligations ("CMO"), residential mortgages that back a mortgage pass-through securities ("MPTS") or commercial mortgages that back a commercial MBS ("CMBS");

     - Susceptibility to fair value fluctuations for changes in the interest rate environment;

     - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

     - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

     - Our expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

     -    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price, or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Income when received, depending on the assessment of the collectibility of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized loss on our Statements of Income.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

DERIVATIVE INSTRUMENTS

We have certain variable annuity products with guaranteed withdrawal benefits ("GWB") and guaranteed income benefits ("GIB") features that are embedded derivatives. These derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value. The change in fair value of the embedded derivatives flows through net income as realized loss on our Statements of Income.

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring universal life ("UL") insurance, variable universal life ("VUL") insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Statements of Income. DSI is expensed in interest credited on our Statements of Income. The amortization of DFEL is reported within insurance fees on our Statements of Income.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 30 years, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

All traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized loss on our Statements of Income reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized loss.

On a quarterly basis, we may record an adjustment to the amounts included within our Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the impact of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may also identify and implement actuarial modeling refinements ("prospective unlocking - model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for annuity and life insurance products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our projections of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Income, respectively, because there is a right of offset explicit in the reinsurance agreements. All other reinsurance agreements are reported on


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a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance ("Modco") agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Statements of Income.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value, including unexpected or adverse changes in the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Income.

Sales force intangibles are attributable to the value of the distribution system acquired in the Insurance Solutions - Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

OTHER LONG-LIVED ASSETS

Property and equipment owned for company use is included in other assets on our Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 10 for additional information regarding arrangements with contractual guarantees.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), GWB and GIB. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

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As discussed in Note 5, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Income in a category referred to as GLBs.

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 10 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 16% of permanent life insurance in force as of December 31, 2009, and approximately 82% of sales for these products in 2009. Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Our LINCOLN SMARTSECURITY(R) Advantage GWB feature, GIB and 4LATER(R) features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Hierarchy."

The fair value of our indexed annuity contexts is based on their approximate surrender values.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract

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holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Statements of Income. These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized loss on our Statements of Income.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For ABS and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Income.

REALIZED LOSS

Realized loss on our Statements of Income includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2007 through 2009 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Our employees participate in the pension and postretirement benefit plans which are sponsored by LNC and LNL. Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 16 for additional information.


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STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Statements of Income. See Note 18 for additional information.

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 6 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

In June 2009, the FASB amended the current hierarchy of GAAP, and identified the FASB ASC as the single source of authoritative GAAP recognized by the FASB. Although the FASB ASC did not change current GAAP, it superseded all existing non-Securities and Exchange Commission ("SEC") accounting and reporting standards as of the effective date. The accounting guidance in the FASB ASC is organized by topical reference, with all the contents having the same level of authority. We adopted the FASB ASC as of September 30, 2009, and have revised all of the referencing of GAAP accounting standards in this filing to reflect the appropriate references in the new FASB ASC.

BUSINESS COMBINATIONS TOPIC

In December 2007, the FASB revised the accounting guidance related to the Business Combinations Topic of the FASB ASC. This revised accounting guidance retained the fundamental requirements for recognizing a business combination, but established revised principles and requirements for the acquirer in a business combination to measure and recognize the acquisition-date fair values of identifiable assets acquired, liabilities assumed and any noncontrolling interests in the acquiree. In addition, goodwill is measured as the excess of the consideration transferred, plus the fair value of any noncontrolling interest in the acquiree, in excess of the fair values of the identifiable net assets acquired. Any contingent consideration is recognized at the acquisition-date fair value, acquisition costs must be expensed in the period the costs are incurred and financial statement disclosures were enhanced to provide users with information to evaluate the nature and financial effects of the business combination. We adopted these revisions for acquisitions occurring after January 1, 2009. The adoption did not have a material impact on our financial condition or results of operations.

In April 2009, the FASB further amended the guidance in the Business Combinations Topic related to the recognition and measurement of contingencies acquired in a business combination. Contingent assets acquired and liabilities assumed (jointly referred to as "pre-acquisition contingencies") in a business combination are measured as of the acquisition-date fair value only if fair value can be determined during the measurement period. If the fair value cannot be determined during the measurement period, but information is available as of the end of the measurement period indicating the pre-acquisition contingency is both probable and can be reasonably estimated, then the pre-acquisition contingency is recognized as of the acquisition date based on the estimated amount. Subsequent to the acquisition date, the measurement of pre-acquisition contingencies is dependent on the nature of the contingency. We adopted these amendments for acquisitions occurring after January 1, 2009. The adoption did not have a material impact on our financial condition or results of operations.

DERIVATIVES AND HEDGING TOPIC

In March 2008, the FASB amended the Derivatives and Hedging Topic of the FASB ASC to expand the qualitative and quantitative disclosure requirements for derivative instruments and hedging activities to include how and why an entity uses derivative instruments; how derivative instruments and related hedged items are accounted for in accordance with the FASB ASC guidance; and how derivative instruments and related hedged items affect an entity's financial position, financial performance and cash flows. Quantitative disclosure requirements include a tabular format by primary underlying risk and accounting designation for the fair value amount, cross-referencing the location of derivative instruments in the financial statements, the amount and location of gains and losses in the financial statements for derivative instruments and related hedged items and disclosures regarding credit-risk-related contingent features in derivative instruments. These


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expanded disclosure requirements apply to all derivative instruments within the scope of the Derivatives and Hedging Topic of the FASB ASC, nonderivative hedging instruments and all hedged items designated and qualifying as hedges. We adopted these amendments effective January 1, 2009, and have prospectively included the enhanced disclosures related to our embedded derivatives in Note 5.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In September 2006, the FASB updated the Fair Value Measurements and Disclosure Topic of the FASB ASC in order to establish a framework for measuring fair value under current accounting guidance that requires or permits fair value measurement, as well as to enhance disclosures about fair value measurements used by an entity. In the updated accounting guidance, the FASB retained the notion of an exchange price, but clarified that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, rather than the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include the reporting entity's own credit risk. Inputs to the valuation techniques used to measure fair value were prioritized through a three-level fair value hierarchy defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. "Blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

We have certain guaranteed benefit features within our annuity products that, prior to January 1, 2008, were recorded using fair value pricing, and we continue to measure these benefits using fair value pricing after the adoption of these updates to the Fair Value Measurements and Disclosures Topic, utilizing Level 3 inputs and some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement, including liquidity assumptions and assumptions regarding the Company's own credit or non-performance risk. In addition, disclosure requirements for annual and interim reporting were enhanced to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs and the effects of the measurements on earnings. See Notes 1 and 20 for additional information about our fair value disclosures for financial instruments.

We adopted the updates to the Fair Value Measurements and Disclosures Topic of the FASB ASC effective January 1, 2008, and it did not have a material effect on our financial condition or results of operations.

See Note 1 for discussion of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

In February 2007, the FASB amended the Fair Value Measurements and Disclosures Topic of the FASB ASC to allow an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. If an entity elected the fair value option, unrealized gains and losses are recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item are recognized in earnings as incurred. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of that date.

In April 2009, the FASB amended the Fair Value Measurements and Disclosures Topic to provide additional guidance and key considerations for estimating fair value when the volume and level of activity for an asset or liability has significantly decreased in relation to normal market activity, as well as additional guidance on circumstances that may indicate a transaction is not orderly. A change in a valuation technique resulting from the adoption of this amended guidance is accounted for as a change in accounting estimate in accordance with the FASB ASC. As permitted under the transition guidance, we elected to early adopt these amendments to the Fair Value Measurements and Disclosures Topic effective January 1, 2009. The adoption did not have a material impact on our financial condition or results of operations.

In August 2009, the FASB issued Accounting Standards Update ("ASU") No.
2009-05, "Measuring Liabilities at Fair Value" ("ASU 2009-05") to provide further guidance on the application of fair value measurement to liabilities. These amendments provide valuation techniques to be used when measuring the fair value of a liability when a quoted price in an active market is not available. In addition, these amendments indicate that an entity is not required to include a separate input or adjustment to other inputs related to a restriction that prevents the transfer of the liability and clarify when a quoted price for a liability would be considered a Level 1 input. We adopted the accounting guidance in ASU 2009-05 for the reporting period ending December 31, 2009. The adoption


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did not have a material impact on our financial condition and results of operations.

In September 2009, the FASB issued ASU No. 2009-12, "Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)" ("ASU 2009-12"), to permit the use of net asset value per share, without further adjustment, to estimate the fair value of investments in investment companies that do not have readily determinable fair values. The net asset value per share must be calculated in a manner consistent with the measurement principles of the Financial Services - Investment Companies Topic of the FASB ASC and can be used by investors in investments such as hedge funds, private equity funds, venture capital funds and real estate funds. If it is probable the investment will be sold for an amount other than net asset value, the investor is required to estimate the fair value of the investment. In addition, enhanced disclosures are required for all investments within the scope of this accounting update. We adopted the guidance in ASU 2009-12 as of and for the year ended December 31, 2009. The adoption did not have a material impact on our financial condition or results of operations.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In September 2005, the American Institute of Certified Public Accountants issued accounting guidance which amended the Financial Services - Insurance Industry Topic of the FASB ASC related to the accounting by insurance enterprises for DAC in connection with modifications or exchanges of insurance contracts. Contract modifications that result in a substantially unchanged contract are accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract are accounted for as an extinguishment of the replaced contract. We adopted these amendments to the Financial Services - Insurance Industry Topic effective January 1, 2007. The adoption did not have a material impact on our financial condition or results of operations.

In May 2008, the FASB updated the Financial Services - Insurance Industry Topic of the FASB ASC with accounting guidance applicable to financial guarantee insurance and reinsurance contracts not accounted for as derivative instruments. This accounting guidance changed current accounting practice related to the recognition and measurement of premium revenue and claim liabilities such that premium revenue recognition is linked to the amount of insurance protection and the period in which it is provided, and a claim liability is recognized when it is expected that a claim loss will exceed the unearned premium revenue. We do not hold any significant financial guarantee insurance and reinsurance contracts, and as such, the adoption of this amended accounting guidance on January 1, 2009, did not have a material impact on our financial condition and results of operations.

INCOME TAXES TOPIC

In June 2006, the FASB amended the Income Taxes Topic of the FASB ASC in order to provide a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Companies are required to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. We adopted the amendments to the Income Taxes Topic effective January 1, 2007, by recording an increase in the liability for unrecognized tax benefits of less than $1 million on our Balance Sheets, offset by a reduction to the beginning balance of retained earnings.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In April 2008, the FASB amended the Intangibles - Goodwill and Other Topic of the FASB ASC related to the determination of the useful life of intangible assets. When developing renewal or extension assumptions in determining the useful life of recognized intangible assets, an entity must consider its own historical experience in renewing or extending similar arrangements. Absent the historical experience, an entity should use market participant assumptions consistent with the highest and best use of the asset. The amendments also require enhance financial statement disclosure regarding the extent to which expected future cash flows associated with the asset are affected by an entity's intent and/or ability to renew or extend an arrangement. We adopted these amendments effective January 1, 2009, and applied the guidance prospectively to recognized intangible assets acquired after the effective date and applied the disclosure requirements to all intangible assets recognized as of, and subsequent to, the effective date. The adoption did not have a material impact on our financial condition and results of operations.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC

In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Under this new accounting guidance, management's assertion that it has the intent and ability to hold an impaired debt security until recovery was replaced by the requirement for management to assert if it either has the intent to sell the debt security or if it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis. If management intends to sell the debt security or it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis, an OTTI shall be recognized in earnings equal to the entire difference between the debt security's amortized cost basis and its fair value as of the balance sheet date. After the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings.

If management does not intend to sell the debt security and it is not more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected is less than the amortized cost basis of the debt security (referred to as the credit loss), an OTTI is considered to have occurred. In this instance, the total OTTI must be bifurcated into the amount related to the credit loss, which is recognized in earnings, with the remaining amount of the total OTTI attributed to other factors (referred to as the noncredit portion) recognized as a separate component in OCI. After the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. In addition, the amendments to this topic expand and increase the frequency of existing disclosures about OTTI for debt and equity securities regarding expected cash flows, credit losses and the aging of securities with unrealized losses.

As permitted by the transition guidance, we early adopted these amendments to the Investments - Debt and Equity Securities Topic effective January 1, 2009, by recording an increase of $16 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Statements of Stockholder's Equity to reclassify the noncredit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The following summarizes the components (in millions) for this cumulative effect adjustment:

                                                        NET
                                       UNREALIZED   UNREALIZED
                                          OTTI         LOSS
                                         ON AFS       ON AFS
                                       SECURITIES   SECURITIES   TOTAL
                                       ----------   ----------   -----
Increase in amortized cost of
   fixed maturity AFS securities          $11          $ 29      $ 40
Change in DAC, VOBA,
   DSI, and DFEL                           (4)          (11)      (15)
   Income tax                              (2)           (7)       (9)
                                          ---          ----      ----
       Net cumulative effect adjustment   $ 5          $ 11      $ 16
                                          ===          ====      ====

The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. The discount rate used to calculate the present value of the cash flows expected to be collected was the rate for each respective debt security in effect before recognizing any OTTI. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

The following summarizes the increase to the amortized cost of our fixed maturity AFS securities (in millions) as of January 1, 2009, resulting from the recognition of the cumulative effect adjustment:

Corporate bonds                          $25
CMOs                                      15
                                         ---
   Total fixed maturity AFS securities   $40
                                         ===

In addition, we include on the face of our Statements of Income the total OTTI recognized in realized gain (loss), with an offset for the amount of noncredit impairments recognized in accumulated OCI. We disclose the amount of OTTI recognized in accumulated OCI in Note 13, and the enhanced disclosures related to OTTI are included in Note 4.

INVESTMENTS -- EQUITY METHOD AND JOINT VENTURES TOPIC

In November 2008, the FASB amended the Investments - Equity Method and Joint Ventures Topic of the FASB ASC to address the impact to the accounting for equity method investments resulting from recent amendments to the Business Combinations and Consolidations Topics. The amendments require the subsequent issuances of shares by the equity method investee, which may reduce the investor's ownership percentage, be accounted for as if the investor sold a proportionate share of the investment, with gain or loss recognized through earnings. We adopted the amendments on January 1, 2009, prospectively for all investments accounted for under the equity method. The adoption did not have a material impact on our financial condition and results of operations.

INVESTMENTS -- OTHER TOPIC

In January 2009, the FASB revised the Investments - Other Topic of the FASB ASC in order to eliminate the requirement for holders of beneficial interests to estimate cash flow using a market participant's assumptions regarding current information and events in determining the current fair value of the security. The revised accounting guidance requires the use of all available information relevant to the security, including information about past events, current conditions and reasonable and supportable forecasts. We adopted the revisions to the Investments - Other Topic as of December 31, 2008. The adoption did not have a material impact on our financial condition or results of operations.

SUBSEQUENT EVENTS TOPIC

In May 2009, the FASB updated the Subsequent Events Topic of the FASB ASC in order to establish standards of accounting for the disclosure of events that take place after the balance sheet date, but before the financial statements are issued. The effect of all subsequent events that existed as of the balance sheet date must be recognized in the financial statements. For those events that did not exist as of the balance sheet date, but arose after the balance sheet date and before the financial statements are issued, recognition is not required, but depending on the nature of the event, disclosure may be required in order to keep the financial statements from being misleading. On Feb-ruary 24, 2010, the FASB amended its guidance on subsequent events to remove the requirements to disclose the date through which an entity has evaluated subsequent events. This change alleviated potential conflicts with current SEC guidance.

TRANSFERS AND SERVICING TOPIC

In February 2008, the FASB updated the Transfers and Servicing Topic of the FASB ASC regarding transfers of financial assets and the guidance for when a repurchase financing should be considered a linked transaction. Under a repurchase financing transaction, the transferor and the transferee are not permitted to separately account for the transfer of a financial asset and a related repurchase financing unless the two transactions have a valid and distinct business or economic purpose for being entered into separately and the repurchase financing does not result in the initial transferor regaining control over the financial asset. In addition, an initial transfer of a financial asset and a repurchase financing entered into contemporaneously with, or in contemplation of, one another, must meet specific criteria in order to receive separate accounting treatment. We adopted this update effective January 1, 2009, and the adoption did not have a material impact on our financial condition and results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which primarily requires new disclosures related to the levels within the fair value hierarchy. An entity will be required to disclose significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3. In addition, ASU 2010-06 will amend the fair value disclosure requirement for pension and postretirement benefit plan assets to require this disclosure at the investment class level. ASU 2010-06 will be effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures related to purchases, sales, issuances and settlements for Level 3 fair value measurements, which are effective for reporting periods beginning after December 15, 2010. We will include the disclosures as required by ASU 2010-06 in the notes to our financial statements effective Janu-ary 1, 2010, except for the disclosures related to Level 3 fair value measurements, which we will include in the notes to our financial statements effective January 1, 2011.

TRANSFERS AND SERVICING TOPIC

In June 2009, the FASB issued ASU No. 2009-16, "Accounting for Transfers of Financial Assets" ("ASU 2009-16"), which will eliminate the concept of a qualifying special-purpose entity ("SPE") and will remove the scope exception for a qualifying SPE from the Consolidations Topic of the FASB ASC. As a result, previously unconsolidated qualifying SPEs must be reevaluated for consolidation by the sponsor or transferor. In addition, this accounting update amends the accounting guidance related to transfers of financial assets in order to address practice issues that have been highlighted by the events of the recent economic decline. ASU 2009-16 is effective as of the beginning of the annual reporting period that begins after No-vember 15, 2009. The recognition and measurement provisions will be applied to transfers that occur on or after the effective date and all qualifying SPEs that exist on and after the effective date must be evaluated for consolidation. We will adopt the provisions of ASU 2009-16 effective January 1, 2010, and do not expect the adoption will have a material impact on our financial condition and results of operations.

3. ACQUISITIONS AND DISPOSITIONS

REINSURANCE ASSUMPTION FROM LNL

Effective March 1, 2007, LNL ceded to LLANY, through an assignment and assumption agreement, certain blocks of individual and group life business. This assumption was a non-cash transaction. The following table summarizes the amounts (in millions) assumed from LNL:

                                          ACQUIRED
                                            VALUE
                                          --------
Investments                                $ 2,510
Policy loans                                   209
Deferred acquisition costs and value of
   business acquired                           366
Accrued investment income                       11
Reinsurance recoverables                       370
Other assets                                    22
Future contract benefits and other
   contract holder funds                    (2,701)
Other liabilities                              (83)
                                           -------
      Total capital contribution           $   704
                                           =======

The caption capital contribution in the accompanying Statements of Stockholder's Equity includes the $704 million presented above as well as a $2 million capital contribution for an unrelated matter for the year ended December 31, 2007.

4. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                        AS OF DECEMBER 31, 2009
                                             ---------------------------------------------
                                                             GROSS UNREALIZED
                                             AMORTIZED   ------------------------    FAIR
                                               COST      GAINS   LOSSES   OTTI(1)   VALUE
                                             ---------   -----   ------   -------   ------
FIXED MATURITY SECURITIES
Corporate bonds                                $4,723     $219    $183      $15     $4,744
U.S. Government bonds                              29        3      --       --         32
Foreign government bonds                           23        1      --       --         24
MBS:
   CMOs                                           674       31      40       16        649
   MPTS                                           245        4       2       --        247
   CMBS                                           255        6      43       --        218
ABS:
   CDOs                                             4       --       1       --          3
State and municipal bonds                         176        1       7       --        170
Hybrid and redeemable preferred securities        100        8      15       --         93
                                               ------     ----    ----      ---     ------
      Total fixed maturity securities           6,229      273     291       31      6,180
                                               ------     ----    ----      ---     ------
EQUITY SECURITIES
Other securities                                    2       --      --       --          2
                                               ------     ----    ----      ---     ------
      Total equity securities                       2       --      --       --          2
                                               ------     ----    ----      ---     ------
         Total AFS securities                  $6,231     $273    $291      $31     $6,182
                                               ======     ====    ====      ===     ======

----------
(1) This amount is comprised of the gross unrealized OTTI cumulative effect adjustment as discussed in Note 2 and the amount reflected on our Statements of Income during the year ended December 31, 2009, adjusted for other changes, including but not limited to, sales of fixed maturity AFS securities.

                                                        AS OF DECEMBER 31, 2008
                                             ---------------------------------------------
                                                             GROSS UNREALIZED
                                             AMORTIZED   ------------------------    FAIR
                                               COST      GAINS   LOSSES    OTTI      VALUE
                                             ---------   -----   ------   -------   ------
FIXED MATURITY SECURITIES
Corporate bonds                                $4,400     $ 76    $523      $--     $3,953
U.S. Government bonds                              30        7      --       --         37
Foreign government bonds                           28        5       1       --         32
MBS:
   CMOs                                           727       23     103       --        647
   MPTS                                           168        5       4       --        169
   CMBS                                           281        1      75       --        207
ABS:
   CDOs                                             7       --       3       --          4
State and municipal bonds                          36        1      --       --         37
Hybrid and redeemable preferred securities        101       --      28       --         73
                                               ------     ----    ----      ---     ------
      Total fixed maturity securities           5,778      118     737       --      5,159
                                               ------     ----    ----      ---     ------
EQUITY SECURITIES
Other securities                                    3       --       1       --          2
                                               ------     ----    ----      ---     ------
      Total equity securities                       3       --       1       --          2
                                               ------     ----    ----      ---     ------
         Total AFS securities                  $5,781     $118    $738      $--     $5,161
                                               ======     ====    ====      ===     ======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                                   AS OF
                                              DECEMBER 31, 2009
                                             ------------------
                                             AMORTIZED    FAIR
                                                COST     VALUE
                                             ---------   ------
Due in one year or less                        $  196    $  200
Due after one year through five years           1,182     1,222
Due after five years through ten years          1,851     1,931
Due after ten years                             1,822     1,710
                                               ------    ------
   Subtotal                                     5,051     5,063
MBS                                             1,174     1,114
CDOs                                                4         3
                                               ------    ------
      Total fixed maturity AFS securities      $6,229    $6,180
                                               ======    ======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                       AS OF DECEMBER 31, 2009
                                                                --------------------------------------------------------------
                                                                LESS THAN OR EQUAL      GREATER THAN
                                                                 TO TWELVE MONTHS       TWELVE MONTHS             TOTAL
                                                                ------------------   -------------------   -------------------
                                                                           GROSS                 GROSS                 GROSS
                                                                        UNREALIZED            UNREALIZED            UNREALIZED
                                                                 FAIR   LOSSES AND    FAIR    LOSSES AND     FAIR   LOSSES AND
                                                                VALUE      OTTI       VALUE      OTTI       VALUE      OTTI
                                                                -----   ----------   ------   ----------   ------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                  $479       $42      $  850      $156      $1,329      $198
U.S. Government bonds                                              --        --           1        --           1        --
MBS:
  CMOs                                                             34        16         117        40         151        56
  MPTS                                                            122         1           4         1         126         2
  CMBS                                                             24         2          61        41          85        43
ABS:
  CDOs                                                             --        --           3         1           3         1
State and municipal bonds                                         116         5          17         2         133         7
Hybrid and redeemable preferred securities                          3        --          70        15          73        15
                                                                 ----       ---      ------      ----      ------      ----
      Total fixed maturity AFS securities                        $778       $66      $1,123      $256      $1,901      $322
                                                                 ====       ===      ======      ====      ======      ====
Total number of AFS securities in an unrealized loss position                                                           580
                                                                                                                       ====

                                                                                    AS OF DECEMBER 31, 2008
                                                                --------------------------------------------------------------
                                                                 LESS THAN OR EQUAL      GREATER THAN
                                                                  TO TWELVE MONTHS       TWELVE MONTHS            TOTAL
                                                                -------------------   ------------------   -------------------
                                                                            GROSS               GROSS                 GROSS
                                                                  FAIR   UNREALIZED    FAIR   UNREALIZED    FAIR    UNREALIZED
                                                                 VALUE     LOSSES      VALUE    LOSSES      VALUE     LOSSES
                                                                ------   ----------   ------  ----------   ------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $1,808      $228      $  822     $295      $2,630     $  523
U.S. Government bonds                                                2        --          --       --           2         --
Foreign government bonds                                             4         1           2       --           6          1
MBS:
   CMOs                                                             84        35          93       68         177        103
   MPTS                                                             10         3           2        1          12          4
   CMBS                                                            126        20          47       55         173         75
ABS:
   CDOs                                                              1         1           3        2           4          3
State and municipal bonds                                            5        --           2       --           7         --
Hybrid and redeemable preferred securities                          35         7          36       21          71         28
                                                                ------      ----      ------     ----      ------     ------
      Total fixed maturity securities                            2,075       295       1,007      442       3,082        737
                                                                ------      ----      ------     ----      ------     ------
EQUITY SECURITIES
Other securities                                                     2         1          --       --           2          1
                                                                ------      ----      ------     ----      ------     ------
      Total equity securities                                        2         1          --       --           2          1
                                                                ------      ----      ------     ----      ------     ------
         Total AFS securities                                   $2,077      $296      $1,007     $442      $3,084     $  738
                                                                ======      ====      ======     ====      ======     ======
Total number of AFS securities in an unrealized loss position                                                          1,131
                                                                                                                      ======

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                                AS OF DECEMBER 31, 2009
                                                      ----------------------------------------
                                                              GROSS UNREALIZED
                                                       FAIR   ----------------     NUMBER OF
                                                      VALUE     LOSSES   OTTI    SECURITIES(1)
                                                      -----     ------   ----    -------------
Less than six months                                   $ 47      $ 14     $ 1         23
Six months or greater, but less than nine months         39        26      --         13
Nine months or greater, but less than twelve months      55        23      17         35
Twelve months or greater                                191       135      12        104
                                                       ----      ----     ---        ---
   Total AFS securities                                $332      $198     $30        175
                                                       ====      ====     ===        ===

                                                               AS OF DECEMBER 31, 2008
                                                      ----------------------------------------
                                                              GROSS UNREALIZED
                                                      FAIR    ----------------     NUMBER OF
                                                      VALUE     LOSSES   OTTI    SECURITIES(1)
                                                      -----     ------   ----    -------------
Less than six months                                   $ 91      $ 36     $--         37
Six months or greater, but less than nine months        126        54      --         53
Nine months or greater, but less than twelve months     153        78      --         83
Twelve months or greater                                539       379      --        253
                                                       ----      ----     ---        ---
   Total AFS securities                                $909      $547     $--        426
                                                       ====      ====     ===        ===

----------
(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Based upon this review, the cause of the $416 million decrease in our gross AFS securities unrealized losses for the year ended December 31, 2009, was attributable primarily to increased liquidity in several market segments and improved credit fundamentals (i.e., market improvement and narrowing credit spreads), partially offset by the cumulative adjustment resulting from the adoption of new accounting guidance related to the recognition of OTTI, which resulted in the $29 million increase in amortized cost in AFS securities as discussed in Note 2. As discussed further below, we believe the unrealized loss position as of December 31, 2009, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2009, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2009, the unrealized losses associated with our corporate bond securities were attributable primarily to loans backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the security and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2009, the unrealized losses associated with our MBS and ABS CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Cash flow forecasts also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2009, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                                   FOR THE
                                                  YEAR ENDED
                                                 DECEMBER 31,
                                                     2009
                                                 ------------
Balance as of beginning-of-year                      $--
   Cumulative effect from adoption of new
      accounting standard                              5
   Increases attributable to:
      Credit losses on securities for which an
         OTTI was not previously recognized           46
   Decreases attributable to:
      Securities sold                                 (5)
                                                     ---
            Balance as of end-of-year                $46
                                                     ===

During the year ended December 31, 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

     -    Failure of the issuer of the security to make scheduled payments;

     -    Deterioration of creditworthiness of the issuer;

     -    Deterioration of conditions specifically related to the security;

     - Deterioration of fundamentals of the industry in which the issuer operates;

     - Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

     -    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York, Illinois and Texas, which accounted for approximately 36% and 42% of mortgage loans as of December 31, 2009 and 2008, respectively. The number of impaired mortgage loans and the carrying value of impaired mortgage loans (in millions) were as follows:

                                      AS OF DECEMBER 31,
                                      ------------------
                                          2009   2008
                                          ----   ----
Number of impaired mortgage loans           1      --
                                          ===     ===
Impaired mortgage loans                   $ 3     $--
Valuation allowance associated with
   impaired mortgage loans                 (1)     --
                                          ---     ---
      Carrying value of impaired
         mortgage loans                   $ 2     $--
                                          ===     ===

The average carrying value of the impaired mortgage loans for the year ended December 31, 2009, was $1 million and there was no interest income recognized or collected on this loan in 2009. We did not have any impaired mortgage loans for the years ended December 31, 2008 and 2007; therefore, we did not have any associated interest income recognized or collected for these years.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Statements of Income were as follows:

                                FOR THE YEARS ENDED
                                   DECEMBER 31,
                                -------------------
                                2009    2008   2007
                                -----   ----   ----
NET INVESTMENT INCOME
Fixed maturity AFS securities   $372    $355   $319
Mortgage loans on real estate     15      17     16
Policy loans                      25      24     21
Invested cash                     --       3      4
Consent fees                      --      --      1
                                ----    ----   ----
   Investment income             412     399    361
Investment expense                (4)     (4)    --
                                ----    ----   ----
      Net investment income     $408    $395   $361
                                ====    ====   ====

REALIZED LOSS RELATED TO INVESTMENTS

The detail of the realized loss related to investments (in millions) was as follows:

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                     ---------------------
                                      2009    2008    2007
                                     -----   -----   -----
Fixed maturity AFS securities:
   Gross gains                       $  13   $   4   $  6
   Gross losses                       (103)   (151)   (29)
Loss on other investments               (1)     --     --
Associated amortization expense
   of DAC, VOBA, DSI and DFEL
   and changes in other contract
   holder funds and funds withheld
   reinsurance liabilities              25      51      4
                                     -----   -----   ----
      Total realized loss on
         investments                 $ (66)  $ (96)  $(19)
                                     =====   =====   ====

Details underlying write-downs taken as a result of OTTI (in millions) that was recognized in net income and included in realized loss on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                                DECEMBER 31,
                                            --------------------
                                             2009   2008   2007
                                             ----   ----   ----
OTTI RECOGNIZED IN
   NET INCOME
Fixed maturity securities:
   Corporate bonds                           $ 37   $ 65   $23
   MBS:
      CMOs
                                               49     68     3
                                             ----   ----   ---
         Total fixed maturity securities       86    133    26
                                             ----   ----   ---
Equity securities:
   Other securities                             1     --    --
                                             ----   ----   ---
      Total equity securities                   1     --    --
                                             ----   ----   ---
         Gross OTTI recognized in
            net income                         87    133    26
         Associated amortization
            expense of DAC,
            VOBA, DSI and
            DFEL                              (28)   (27)   --
                                             ----   ----   ---
               Net OTTI recognized
                  in net income,
                  pre-tax                    $ 59   $106   $26
                                             ====   ====   ===
PORTION OF OTTI
   RECOGNIZED IN OCI
Gross OTTI recognized in OCI                 $ 46   $ --   $--
Associated amortization
   expense of DAC, VOBA,
   DSI and DFEL                               (15)    --    --
                                             ----   ----   ---
      Net portion of OTTI
         recognized in OCI, pre-tax          $ 31   $ --   $--
                                             ====   ====   ===

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS

As of December 31, 2009, we reviewed our corporate bond portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2009, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.

Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% loan severity with higher severity assumed for investor properties and further housing price depreciation.

INVESTMENT COMMITMENTS

As of December 31, 2009, our investment commitments for fixed maturity AFS securities were $17 million, all of which were private placements. We did not have any investment commitments as of December 31, 2008.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2009 and 2008, our most significant investment in one issuer was our investment securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $472 million and $340 million, or 7% and 6% of our invested assets portfolio totaling $6.9 billion and $5.9 billion, respectively. As of December 31, 2009 and 2008, our most significant investment in one industry was our investment securities in the CMO industry with a fair value of $676 million and $653 million, or 10% and 11% of the invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amount, as such, this amount will not agree to the AFS securities table above.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $13 million and $14 million as of December 31, 2009 and 2008, respectively.

5. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with living benefit guarantees offered in our variable annuity products, including the LINCOLN SMARTSECURITY(R) Advantage GWB feature, the 4LATER(R) Advantage GIB feature and the I4LIFE(R) Advantage GIB feature. See "Guaranteed Living Benefit Embedded Derivative Reserves" below for further details.

See Note 20 for disclosures required by the Fair Value Measurements and Disclosures Topic of the FASB ASC.

We have embedded derivatives with off-balance-sheet risks whose contract amounts exceed the credit exposure. Outstanding embedded derivatives not designated and not qualifying as hedging instruments, with off-balance-sheet risks (in millions) were as follows:

                                                          AS OF DECEMBER 31, 2009
                                         --------------------------------------------------------------
                                                                  ASSET CARRYING   (LIABILITY) CARRYING
                                            NUMBER                 OR FAIR VALUE      OR FAIR VALUE
                                              OF       NOTIONAL   --------------   --------------------
                                         INSTRUMENTS    AMOUNTS     GAIN   LOSS         GAIN   LOSS
                                         -----------   --------     ----   ----         ----   ----
Embedded derivatives:
   GLB embedded derivative reserves(1)      9,748         $--        $--    $--          $11   $(41)
                                            =====         ===        ===    ===          ===   ====

                                                          AS OF DECEMBER 31, 2008
                                         --------------------------------------------------------------
                                                                  ASSET CARRYING   (LIABILITY) CARRYING
                                            NUMBER                 OR FAIR VALUE       OR FAIR VALUE
                                              OF       NOTIONAL   --------------   --------------------
                                         INSTRUMENTS    AMOUNTS     GAIN   LOSS        GAIN   LOSS
                                         -----------   --------     ----   ----        ----   -----
Embedded derivatives:
   GLB embedded derivative reserves(1)      9,006         $--        $--    $--         $27   $(151)
                                            =====         ===        ===    ===         ===   =====

----------
(1)  Reported in future contract benefits on our Balance Sheets.

The settlement payments and mark-to-market adjustments on embedded derivatives not designated and not qualifying as hedging instruments (in millions), recorded on our Statements of Income were as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                         -------------------
                                         2009   2008   2007
                                         ----   ----   ----
Embedded derivatives:
   GLB embedded derivative reserves(1)    $--    $--   $(2)
                                          ===    ===   ===

----------
(1)  Reported in realized loss on our Statements of Income.

We have certain GLB variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB, 4LATER(R) and LINCOLN LIFETIME INCOME(SM) ADVANTAGE features, have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature. The change in embedded derivative reserves flows through our Statements of Income as specified in the table above. As of December 31, 2009, we had $1.1 billion of account values that were attributable to variable annuities with a GWB feature and $238 million of account values that were attributable to variable annuities with a GIB feature.

We transfer the liability for our GWB and GIB features to LNL, who along with an affiliate, use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative reserves of the GWB and GIB caused by those same factors. As part of the current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a daily basis. The hedge positions are re-balanced based upon changes in these factors as needed. While the hedge positions are actively managed, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and the ability to purchase hedging instruments at prices consistent with the desired risk and return trade off.

6. FEDERAL INCOME TAXES

The federal income tax expense (in millions) was as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                         -------------------
                                         2009   2008   2007
                                         ----   ----   ----
Current                                  $(9)    $13    $27
Deferred                                  44       1     25
                                         ---     ---    ---
   Total federal income tax expense      $35     $14    $52
                                         ===     ===    ===

A reconciliation of the effective tax rate differences (in millions) was as follows:

                                         FOR THE YEARS ENDED
                                            DECEMBER 31,
                                         -------------------
                                         2009   2008   2007
                                         ----   ----   ----
Tax rate of 35% times pre-tax income      $38    $18    $54
Effect of:
   Separate account dividend
      received deduction                   (2)    (3)    (2)
   Other items
                                           (1)    (1)    --
                                          ---    ---    ---
         Provision for income taxes       $35    $14    $52
                                          ===    ===    ===
Effective tax rate                         32%    28%    34%
                                          ===    ===    ===

The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax liability (in millions), which is included in other liabilities on our Balance Sheets, was as follows:

                                         AS OF DECEMBER 31,
                                         ------------------
                                             2009   2008
                                             ----   ----
Current                                      $  6   $ 6
Deferred                                      178    17
                                             ----   ---
   Total federal income tax liability        $184   $23
                                             ====   ===

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                           2009   2008
                                           ----   ----
DEFERRED TAX ASSETS
Future contract benefits and other
   contract holder funds                   $101   $120
Investments                                  14     49
Compensation and benefit plans                1      1
Net unrealized loss on AFS securities        15    216
Net capital loss carryforward                11     --
Other                                         5      2
                                           ----   ----
      Total deferred tax assets             147    388
                                           ----   ----
DEFERRED TAX LIABILITIES
DAC                                         150    154
VOBA                                        146    229
Other                                        29     22
                                           ----   ----
      Total deferred tax liabilities        325    405
                                           ----   ----
         Net deferred tax liability        $178   $ 17
                                           ====   ====

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2009 and 2008, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary as of December 31, 2009 and 2008.

As of December 31, 2009, LLANY had net capital loss carryfor-wards of $31 million which will expire in 2014. We believe that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As discussed in Note 2, we adopted new guidance in the Income Taxes Topic of the FASB ASC on January 1, 2007. As of Decem-ber 31, 2009 and 2008, $5 million and $4 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2010 in the range of none to $1 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                            FOR THE YEARS ENDED
                                                DECEMBER 31,
                                            -------------------
                                                2009   2008
                                                ----   ----
Balance as of beginning-of-year                 $23     $22
   Increases for prior year tax positions         1       1
                                                ---     ---
      Balance as of end-of-year                 $24     $23
                                                ===     ===

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2009, 2008, and 2007, we recognized interest and penalty expense related to uncertain tax positions of $1 million, in each year. We had accrued interest and penalty expense related to the unrecognized tax benefits of $3 million and $2 million as of December 31, 2009 and 2008, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. We believe a portion of the assessment is inconsistent with the existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our results of operations or financial condition. We are currently under audit by the IRS for years 2005 and 2006. The Jefferson-Pilot Corporation ("Jefferson-Pilot") subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson-Pilot and its subsidiaries, the IRS is examining the tax year ended April 2, 2006.

7. DAC, VOBA, DSI AND DFEL

During the fourth quarter of 2008, we recorded a decrease to income totaling $7 million, for a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL as a result of significant and sustained declines in the equity markets during 2008. During 2009, we did not have a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, DSI and DFEL tables below.

Changes in DAC (in millions) were as follows:

                                               FOR THE YEARS
                                            ENDED DECEMBER 31,
                                            ------------------
                                            2009   2008   2007
                                            ----   ----   ----
Balance as of beginning-of-year             $460   $306   $197
   Cumulative effect of the adoption of
      new accounting standards                --     --     (1)
   Amounts transferred from LNL               --     --     14
   Deferrals                                  76     95    109
   Amortization, net of interest:
      Prospective unlocking -- assumption
         changes                              --    (12)    --
      Prospective unlocking -- model
         refinements                          --      9     (8)
      Retrospective unlocking                  3    (10)     9
      Other amortization, net of interest    (40)   (36)   (35)
   Adjustment related to realized gains       20     36      3
   Adjustment related to unrealized
      gains (losses)                         (80)    72     18
                                            ----   ----   ----
            Balance as of end-of-year       $439   $460   $306
                                            ====   ====   ====

Changes in VOBA (in millions) were as follows:

                                               FOR THE YEARS
                                             ENDED DECEMBER 31,
                                            ------------------
                                             2009   2008   2007
                                            -----   ----   ----
Balance as of beginning-of-year             $ 655   $493   $169
   Amounts transferred from LNL                --     --    352
   Deferrals                                    2      3      4
   Amortization:
      Prospective unlocking -- assumption
         changes                                3      4      4
      Retrospective unlocking                  (2)     3      9
      Other amortization                      (73)   (72)   (70)
   Accretion of interest(1)                    24     26     24
   Adjustment related to realized gains         6      7      1
   Adjustment related to unrealized
      gains (losses)                         (198)   191     --
                                            -----   ----   ----
            Balance as of end-of-year       $ 417   $655   $493
                                            =====   ====   ====

(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 4.00% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2009, was as follows:

2010         $ 48
2011           34
2012           31
2013           29
2014           24
Thereafter    260
             ----
   Total     $426
             ====

Changes in DSI (in millions) were as follows:

                                              FOR THE YEARS
                                            ENDED DECEMBER 31,
                                            ------------------
                                            2009   2008   2007
                                            ----   ----   ----
Balance as of beginning-of-year             $14    $14    $11
   Deferrals                                  3      4      4
   Amortization, net of interest:
      Prospective unlocking -- assumption
         changes                             --     (2)    --
      Other amortization, net of interest    (1)    (2)    (1)
                                            ---    ---    ---
            Balance as of end-of-year       $16    $14    $14
                                            ===    ===    ===

Changes in DFEL (in millions) were as follows:

                                              FOR THE YEARS
                                            ENDED DECEMBER 31,
                                            ------------------
                                            2009   2008   2007
                                            ----   ----   ----
Balance as of beginning-of-year             $ 65   $ 48   $ 32
   Amounts transferred from LNL               --     --      8
   Deferrals                                  34     27     25
   Amortization, net of interest:
      Prospective unlocking -- assumption
         changes                              (1)    --     --
      Prospective unlocking -- model
         refinements                          --      4     (6)
      Retrospective unlocking                 (1)    (4)     1
      Other amortization, net of interest    (10)   (10)   (12)
                                            ----   ----   ----
            Balance as of end-of-year       $ 87   $ 65   $ 48
                                            ====   ====   ====

8. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Income:


                                     FOR THE YEARS
                                   ENDED DECEMBER 31,
                                ----------------------
                                  2009    2008    2007
                                 -----   -----   -----
Direct insurance premiums
   and fees                      $ 502   $ 480   $ 445
Reinsurance ceded                 (143)   (134)   (113)
                                 -----   -----   -----
      Total insurance premiums
         and fees, net           $ 359   $ 346   $ 332
                                 =====   =====   =====
Direct insurance benefits        $ 365   $ 395   $ 354
Reinsurance recoveries netted
   against benefits               (140)   (167)   (162)
                                 -----   -----   -----
      Total benefits, net        $ 225   $ 228   $ 192
                                 =====   =====   =====

We cede the portion of risks exceeding our retention limits to other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 23, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 45% to 50% of the mortality risk on newly issued non-term life insurance contracts and approximately 30% to 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and VUL insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate-owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2009, the reserves associated with these reinsurance arrangements totaled $5 million. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

For details on the reinsurance assumption from LNL, which was effective March 1, 2007, see Note 3.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

9. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The carrying amount of our goodwill (in millions) for the years ended December 31, 2009 and 2008, was as follows:


                          GROSS
                        CARRYING
                         AMOUNT
                        --------
Retirement Solutions:
   Annuities              $ 26
Insurance Solutions:
   Life Insurance          136
                          ----
      Total goodwill      $162
                          ====

There were no changes in the carrying amount of goodwill during the years ended December 31, 2009 or December 31, 2008.

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. The Step 1 analysis for the reporting units within our Insurance Solutions and Retirement Solutions segments utilizes primarily a discounted cash flow valuation technique. In determining the estimated fair value of these reporting units, we incorporate consideration of discounted cash flow calculations, LNC's share price and assumptions that market participants would make in valuing these reporting units. Our fair value estimations are based primarily on an in-depth analysis of projected future cash flows and relevant discount rates, which considered market participant inputs ("income approach"). The discounted cash flow analysis required us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2009 and 2008, we performed a Step 1 goodwill impairment analysis on all of our reporting units. All of our reporting units passed the Step 1 analysis.

The gross carrying amount and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment was as follows:

                                                           AS OF DECEMBER 31,
                                         -------------------------------------------------
                                                   2009                      2008
                                         -----------------------   -----------------------
                                           GROSS                     GROSS
                                         CARRYING    ACCUMULATED   CARRYING    ACCUMULATED
                                          AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                                         --------   ------------   --------   ------------
Insurance Solutions -- Life Insurance:
   Sales force                              $7           $1           $7            $1

Future estimated amortization of the specifically identifiable intangible asset was immaterial as of December 31, 2009.

10. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                    AS OF DECEMBER 31,
                                   -------------------
                                     2009       2008
                                   --------   --------
RETURN OF NET DEPOSITS
Total account value                $  1,558   $  1,265
Net amount at risk(1)                    63        222
Average attained age of contract
   holders                         53 YEARS   52 years
MINIMUM RETURN
Average attained age of contract
   holders                         78 YEARS   77 years
Guaranteed minimum return                 5%         5%
ANNIVERSARY CONTRACT VALUE
Total account value                $    915   $    731
Net amount at risk(1)                   162        355
Average attained age of contract
   holders                         65 YEARS   64 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2009, to December 31, 2008, was attributable primarily to the rise in equity markets and associated increase in the account values.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Balance
Sheets:

                               FOR THE YEARS ENDED
                                   DECEMBER 31,
                               -------------------
                               2009   2008   2007
                               ----   ----   ----
Balance at beginning-of-year    $ 8    $ 1   $ 1
   Changes in reserves           --      9    --
   Benefits paid                 (6)    (2)   --
                                ---    ---   ---
      Balance at end-of-year    $ 2    $ 8   $ 1
                                ===    ===   ===

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                      2009     2008
                                     ------   ------
ASSET TYPE
Domestic equity                      $  890   $  670
International equity                    392      276
Bonds                                   300      219
Money market                            231      213
                                     ------   ------
   Total                             $1,813   $1,378
                                     ======   ======
Percent of total variable annuity
   separate account values               89%      89%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 16% of permanent life insurance in force as of Decem-ber 31, 2009, and approximately 82% of sales for these products in 2009.

11. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                          AS OF DECEMBER 31,
                                          ------------------
                                             2009     2008
                                            ------   ------
Account values and other contract
   holder funds                             $4,859   $4,628
DFEL                                            87       65
Contract holder dividends payable              164      164
Premium deposit funds                           10       12
Undistributed earnings on participating
   business                                     15       (3)
                                            ------   ------
      Total other contract holder funds     $5,135   $4,866
                                            ======   ======

As of December 31, 2009 and 2008, participating policies comprised approximately 4% of the face amount of insurance in force, and dividend expenses were $29 million, $29 million and $25 million for the years ended December 31, 2009, 2008 and 2007, respectively.

12. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and laws governing the activities of broker-dealers.

In the ordinary course of our business, we are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting our financial position. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2009, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business.However, we do have a concentration in market and geographic area in which business is conducted. For the year ended December 31, 2009, approximately 80% of the premiums, on the basis of SAP, were generated in New York.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The accrual for expected assessments was immaterial as of December 31, 2009 and 2008.

13. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LLANY are owned by LNL.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                        --------------------
                                         2009    2008   2007
                                        -----   -----   ----
UNREALIZED LOSS ON
   AFS SECURITIES
Balance as of beginning-of-year         $(211)  $  (8)  $ 14
   Cumulative effect of the adoption
      of new accounting standards         (11)     --     --
   Unrealized holding gains (losses)
      arising during the year             540    (758)   (67)
   Change in DAC, VOBA, DSI and
      other contract holder funds        (281)    337     18
   Income tax benefit (expense)           (98)    156     15
   Less:
      Reclassification adjustment for
         losses included in net
         income                           (91)   (147)   (23)
      Associated amortization of
         DAC, VOBA, DSI and DFEL           26      51      4
      Income tax benefit                   23      34      7
                                        -----   -----   ----
            Balance as of end-of-year   $ (19)  $(211)  $ (8)
                                        =====   =====   ====

                                        FOR THE YEARS ENDED
                                            DECEMBER 31,
                                        -------------------
                                         2009   2008   2007
                                         ----   ----   ----
UNREALIZED OTTI ON
   AFS SECURITIES
Balance as of beginning-of-year          $ --    $--   $--
(Increases) attributable to:
   Cumulative effect of the adoption
      of new accounting standards          (5)    --    --
   Portion of OTTI recognized in OCI
      during the year                     (46)    --    --
   Change in DAC, VOBA, DSI and
      DFEL                                 15     --    --
   Income tax benefit                      11     --    --
Decreases attributable to:
   Sales, maturities or other
      settlements of AFS securities        26     --    --
   Change in DAC, VOBA, DSI and
      DFEL                                 (6)    --    --
   Income tax expense                      (7)    --    --
                                         ----    ---   ---
         Balance as of end-of-year       $(12)   $--   $--
                                         ====    ===   ===
UNREALIZED GAIN ON
   DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year          $  1    $ 1   $--
   Unrealized holding gains arising
      during the year                      --     --     5
   Change in DAC, VOBA, DSI and
      DFEL                                 --     --    (3)
   Income tax expense                      --     --    (1)
                                         ----    ---   ---
         Balance as of end-of-year       $  1    $ 1   $ 1
                                         ====    ===   ===

14. REALIZED LOSS

Details underlying realized loss (in millions) reported on our Statements of Income were as follows:

                                        FOR THE YEARS ENDED
                                            DECEMBER 31,
                                        -------------------
                                        2009   2008   2007
                                        ----   ----   ----
Total realized loss on investments(1)   $(66)  $(96)  $(19)
Loss on certain reinsurance
   derivatives(2)                         --     (1)    --
Guaranteed living benefits(3):
   Gross gain (loss)                       1     --    (11)
   Associated amortization benefit
      (expense) of DAC, VOBA,
      DSI and DFEL                        --     (1)     5
                                        ----   ----   ----
         Total realized loss            $(65)  $(98)  $(25)
                                        ====   ====   ====

----------
(1)  See "Realized Loss Related to Investments" section in Note 4.

(2) Represents changes in the fair value of total return swaps (embedded derivatives) related to various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements.

(3)  Represents the change in embedded derivative reserves of our GLB products.

15. UNDERWRITING, ACQUISITION, INSURANCE AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                       FOR THE YEARS ENDED
                                           DECEMBER 31,
                                       -------------------
                                       2009   2008   2007
                                       ----   ----   ----
Commissions                            $ 71   $ 84   $100
General and administrative expenses      65     66     64
DAC and VOBA deferrals and interest,
   net of amortization                    7    (10)   (46)
Taxes, licenses and fees                 16     16     10
                                       ----   ----   ----
      Total                            $159   $156   $128
                                       ====   ====   ====

16. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans for our employees and agents, including those of LLANY, respectively. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees, including certain former employees of acquired companies, and agents, respectively. In addition, for certain former employees, LNC has supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of LNC's and LNL's defined benefit pension plans were "frozen" as of December 31, 2007, or earlier. For their frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service or date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. Under the cash balance formula benefits are stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest credits continue until the employee's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide employee benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jeffer-son-Pilot was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

17. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC sponsors contributory defined contribution plans for eligible employees and agents, including those of LLANY, which includes money purchase plans ("MPP"). LNC makes contributions and matching contributions to each of the active plans in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. The expenses related to these plans was $2 million, $2 million and $1 million for the years ended December 31, 2009, 2008 and 2007, respectively, which are recorded in the underwriting, acquisition, insurance and other expenses on our Statements of Income.

DEFERRED COMPENSATION PLANS

LNC sponsors six separate non-qualified unfunded, deferred compensation plans for various groups: employees, agents, non-employee directors, and certain agents. LLANY participants in five of these deferred compensation plans. The liability for these five plans was $2 million and $1 million as of December 31, 2009 and 2008, respectively, which is recorded in other liabilities in our Balance Sheets.

The terms of the plans provide that participants who select LNC stock as the measure for their investment return will receive shares of LNC stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of LNC stock do not affect the expenses associated with this portion of the deferred compensation plan.

THE DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Eligible participants in this plan may elect to defer payment of a portion of their compensation as defined by the plan. Plan participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of LNC contribution is calculated in accordance with the plan document, which is similar to other LNC and LNL 401(k) plans. Our expense for this plan was not significant for the years December 31, 2009, 2008 and 2007.

DEFERRED COMPENSATION PLAN FOR AGENTS

LNC sponsors three deferred compensation plans for certain eligible agents. Eligible participants in these plans may elect to defer payment of a portion of their compensation as defined by the various plans. The plans' participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of this plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to other LNC and LNL 401(k) plans. Our expenses for these plans were not significant for the years December 31, 2009, 2008 and 2007.

18. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock appreciation rights ("SARs"), restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises. Total compensation expense for stock-based awards to our employees was not material for the years ended December 31, 2009, 2008 and 2007.

19. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

Specified statutory information (in millions) was as follows:

                                   AS OF DECEMBER 31,
                                   ------------------
                                       2009   2008
                                       ----   ----
Capital and surplus                    $819   $795

                                   FOR THE YEARS ENDED
                                       DECEMBER 31,
                                   -------------------
                                   2009   2008    2007
                                   ----   ----   -----
Net gain (loss) from operations,
   after-tax                       $107   $ 13   $(162)
Net income (loss)                    13    (95)   (188)

The increase in statutory net income for the year ended December 31, 2009, from that of 2008 was primarily due to the improved market conditions in 2009. The new statutory reserving standard (commonly called "VACARVM") that was developed by the NAIC replaced current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs, and was effective December 31, 2009. The actual effect of adoption was relatively neutral to our RBC ratios and future dividend capacity with a slight decrease in statutory reserves offset by a higher capital requirement. LNC utilizes captive reinsurance structures, as well as third-party reinsurance arrangements, to lessen the negative impact on statutory capital and dividend capacity in its life insurance subsidiaries.

Our state of domicile, New York, has adopted a certain prescribed accounting practice that differs from those found in NAIC SAP. This prescribed practice is the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York. We also have an accounting practice permitted by our state of domicile that differs from that found in NAIC SAP. Specifically, the use of a more conservative valuation interest rate on certain annuities as of December 31, 2009 and 2008, but this did not have a material impact on our consolidated financial condition or results of operations.

The effect on statutory surplus compared to NAIC statutory surplus from the use of the prescribed practice (in millions) was a decrease of:

                                   AS OF DECEMBER 31,
                                   ------------------
                                       2009   2008
                                       ----   ----
Calculation of reserves using
   continuous CARVM                    $(6)   $(10)

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and the payment of dividends to LNL. Dividends cannot be declared by state of New York life insurance companies without 30-day notice to the Superintendent, who may disapprove. Dividends are paid as declared by its Board of Directors. Within these limitations, there are no restrictions placed on the portion of company profits that may be paid as ordinary dividends to stockholders. No dividends were declared in 2009 or 2008. We expect we could pay dividends of approximately $82 million in 2010 after approval from the Superintendent.

20. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                    AS OF DECEMBER 31,
                                                         ---------------------------------------
                                                                2009                2008
                                                         ------------------   ------------------
                                                         CARRYING     FAIR    CARRYING     FAIR
                                                           VALUE     VALUE      VALUE     VALUE
                                                         --------   -------   --------   -------
ASSETS
AFS securities:
   Fixed maturity                                        $ 6,180    $ 6,180   $ 5,159    $ 5,159
   Equity                                                      2          2         2          2
Mortgage loans on real estate                                228        234       294        285
Other investments                                              2          2         2          2
Cash and invested cash                                        65         65        55         55
Separate account assets                                    2,263      2,263     1,690      1,690
LIABILITIES
Future contract benefits:
   GLB embedded derivative reserves                          (30)       (30)     (124)      (124)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts       (81)       (81)      (71)       (71)
   Account value of certain investment contracts          (1,356)    (1,364)   (1,171)    (1,287)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS

The carrying value of our assets classified as other investments on our Balance Sheets approximates their fair value. Other investments include privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds on our Balance Sheets includes remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2009, and December 31, 2008, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2009, or December 31, 2008, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                               AS OF DECEMBER 31, 2009
                                                   -------------------------------------------------
                                                      QUOTED
                                                      PRICES
                                                    IN ACTIVE
                                                   MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                    IDENTICAL     OBSERVABLE   UNOBSERVABLE    TOTAL
                                                      ASSETS        INPUTS        INPUTS       FAIR
                                                    (LEVEL 1)     (LEVEL 2)     (LEVEL 3)      VALUE
                                                   -----------   -----------   ------------   ------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                  $ 5          $4,579         $160       $4,744
      U.S. Government bonds                             31               1           --           32
      Foreign government bonds                          --              24           --           24
      MBS:
         CMOs                                           --             646            3          649
         MPTS                                           --             247           --          247
         CMBS                                           --             167           51          218
      ABS:
         CDOs                                           --              --            3            3
      State and municipal bonds                         --             170           --          170
      Hybrid and redeemable preferred securities        --              79           14           93
   Equity AFS securities:
      Other securities                                   2              --           --            2
Cash and invested cash                                  --              65           --           65
Separate account assets                                 --           2,263           --        2,263
                                                       ---          ------         ----       ------
            Total assets                               $38          $8,241         $231       $8,510
                                                       ===          ======         ====       ======
LIABILITIES
Future contract benefits:
   GLB embedded derivative reserves                    $--          $   --         $(30)      $  (30)
                                                       ===          ======         ====       ======

                                                                 AS OF DECEMBER 31, 2008
                                                   -------------------------------------------------
                                                      QUOTED
                                                      PRICES
                                                    IN ACTIVE
                                                   MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                    IDENTICAL     OBSERVABLE   UNOBSERVABLE    TOTAL
                                                      ASSETS        INPUTS        INPUTS       FAIR
                                                    (LEVEL 1)     (LEVEL 2)     (LEVEL 3)      VALUE
                                                   -----------   -----------   ------------   ------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                  $ 5          $3,772         $ 176      $3,953
      U.S. Government bonds                             35               2            --          37
      Foreign government bonds                          --              32            --          32
      MBS:
         CMOs                                           --             625            22         647
         MPTS                                           --             169            --         169
         CMBS                                           --             165            42         207
      ABS:
         CDOs                                           --              --             4           4
      State and municipal bonds                         --              --            37          37
      Hybrid and redeemable preferred securities        --              67             6          73
   Equity AFS securities:
      Other securities                                   2              --            --           2
Cash and invested cash                                  --              55            --          55
Separate account assets                                 --           1,690            --       1,690
                                                       ---          ------         -----      ------
            Total assets                               $42          $6,577         $ 287      $6,906
                                                       ===          ======         =====      ======
LIABILITIES
Future contract benefits:
   GLB embedded derivative reserves
                                                       $--          $   --         $(124)     $ (124)
                                                       ===          ======         =====      ======

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                     FOR THE YEAR ENDED DECEMBER 31, 2009
                                                   --------------------------------------------------------------------
                                                                                        SALES,
                                                                ITEMS                 ISSUANCES,    TRANSFERS
                                                               INCLUDED    GAINS     MATURITIES,      IN OR
                                                   BEGINNING      IN      (LOSSES)   SETTLEMENTS,     OUT OF     ENDING
                                                     FAIR        NET         IN         CALLS,       LEVEL 3,     FAIR
                                                     VALUE      INCOME      OCI          NET          NET(1)     VALUE
                                                   ---------   --------   --------   ------------   ---------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                $ 176       $ (2)       $ 3        $  6          $(23)      $160
      MBS:
         CMOs                                           22         --         --          (1)          (18)         3
         CMBS                                           42         --         12          (3)           --         51
      ABS:
         CDOs                                            4         --          2          (3)           --          3
      State and municipal bonds                         37         --         --          (5)          (32)        --
      Hybrid and redeemable preferred securities         6         --          8          --            --         14
Future contract benefits:
   GLB embedded derivative reserves                   (124)       102         --          (8)           --        (30)
                                                     -----       ----        ---        ----          ----       ----
         Total, net                                  $ 163       $100        $25        $(14)         $(73)      $201
                                                     =====       ====        ===        ====          ====       ====

                                                                     FOR THE YEAR ENDED DECEMBER 31, 2008
                                                   --------------------------------------------------------------------
                                                                                        SALES,
                                                                ITEMS                 ISSUANCES,    TRANSFERS
                                                               INCLUDED     GAINS     MATURITIES,     IN OR
                                                   BEGINNING      IN      (LOSSES)   SETTLEMENTS,     OUT OF     ENDING
                                                      FAIR        NET        IN         CALLS,       LEVEL 3,     FAIR
                                                     VALUE      INCOME       OCI          NET         NET(1)     VALUE
                                                   ---------   --------   --------   ------------   ---------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                $220       $ (16)      $(18)        $(17)        $  7       $ 176
      Foreign government bonds                          5          --         --           (5)          --          --
      MBS:
         CMOs                                          42          (4)         1           (3)         (14)         22
         CMBS                                          60          --        (30)           7            5          42
      ABS:
         CDOs                                           7          --         (3)          --           --           4
      State and municipal bonds                        38          --         (1)          --           --          37
      Hybrid and redeemable preferred securities       --          --         --            6           --           6
Future contract benefits:
   GLB embedded derivative reserves                   (17)       (100)        --           (7)          --        (124)
                                                     ----       -----       ----         ----         ----       -----
          Total, net                                 $355       $(120)      $(51)        $(19)        $ (2)      $ 163
                                                     ====       =====       ====         ====         ====       =====

----------
(1) Transfers in or out of Level 3 for AFS are displayed at amortized cost as of the beginning-of-period. For AFS, the difference between beginning-of-period amortized cost and beginning-of-period fair value was included in OCI and earnings, respectively, in prior periods.

The following provides the components of the items included in net income, excluding any impact of amortization on DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

                                                              FOR THE YEAR ENDED DECEMBER 31, 2009
                                                   ----------------------------------------------------------
                                                                              GAINS
                                                                             (LOSSES)
                                                                           FROM SALES,    UNREALIZED
                                                   (AMORTIZATION)          MATURITIES,     HOLDING
                                                     ACCRETION,            SETTLEMENTS,     GAINS
                                                         NET        OTTI      CALLS       (LOSSES)(1)   TOTAL
                                                   --------------   ----   ------------   -----------   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                   $ 3         $(5)       $--            $ --      $ (2)
Future contract benefits:
   GLB embedded derivative reserves                      --          --          1             101       102
                                                        ---         ---        ---            ----      ----
         Total, net                                     $ 3         $(5)       $ 1            $101      $100
                                                        ===         ===        ===            ====      ====

                                                              FOR THE YEAR ENDED DECEMBER 31, 2008
                                                   ----------------------------------------------------------
                                                                              GAINS
                                                                             (LOSSES)
                                                                           FROM SALES,    UNREALIZED
                                                   (AMORTIZATION)          MATURITIES,     HOLDING
                                                     ACCRETION,            SETTLEMENTS,     GAINS
                                                         NET        OTTI      CALLS       (LOSSES)(1)   TOTAL
                                                   --------------   ----   ------------   -----------   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                    $ 2        $(18)      $--           $  --      $ (16)
      MBS:
         CMOs                                             --          (4)       --              --         (4)
Future contract benefits:
   GLB embedded derivative reserves                       --          --        --            (100)      (100)
                                                         ---        ----       ---           -----      -----
         Total, net                                      $ 2        $(22)      $--           $(100)     $(120)
                                                         ===        ====       ===           =====      =====

----------
(1) This change in unrealized gains or losses relates to assets and liabilities that we still held as of December 31, 2009 or 2008, as applicable.

21. SEGMENT INFORMATION

We provide products and services in two operating businesses and report results through four business segments as follows:

BUSINESS               CORRESPONDING SEGMENTS
--------------------   -------------------------------
Retirement Solutions   Annuities Defined Contribution
Insurance Solutions    Life Insurance Group Protection

We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Retirement Solutions - Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Solutions - Defined Contribution segment provides employer-sponsored variable and fixed annuities and mutual-fund based programs in the 401(k), 403(b) and 457 marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection. The Insurance Solutions - Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and sur-vivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Insurance Solutions - Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital, other corporate investments and benefit plan net liability.

Segment operating revenues and income from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized loss"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of embedded derivatives within certain reinsurance arrangements; and

     -    Change in the GLB embedded derivative reserves.

- Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income from the initial adoption of new accounting standards;

- Income from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized loss;

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

-    Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      -------------------
                                      2009    2008   2007
                                      ----   -----   ----
REVENUES
Operating revenues:
   Retirement Solutions:
      Annuities                       $ 99   $  96   $110
      Defined Contribution              52      52     54
                                      ----   -----   ----
         Total Retirement Solutions    151     148    164
                                      ----   -----   ----
   Insurance Solutions:
      Life Insurance                   550     531    481
      Group Protection                  48      39     29
                                      ----   -----   ----
         Total Insurance Solutions     598     570    510
                                      ----   -----   ----
   Other Operations                     20      25     19
Excluded realized loss, pre-tax        (68)   (100)   (25)
                                      ----   -----   ----
            Total revenues            $701   $ 643   $668
                                      ====   =====   ====

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      -------------------
                                      2009   2008   2007
                                      ----   ----   ----
NET INCOME
Income from operations:
   Retirement Solutions:
      Annuities                       $ 22   $  3   $ 19
      Defined Contribution               3      4      3
                                      ----   ----   ----
         Total Retirement Solutions     25      7     22
                                      ----   ----   ----
   Insurance Solutions:
      Life Insurance                    80     75     82
      Group Protection                  --      2      1
                                      ----   ----   ----
         Total Insurance Solutions      80     77     83
                                      ----   ----   ----
   Other Operations                     12     17     13
Excluded realized loss, after-tax      (44)   (65)   (16)
                                      ----   ----   ----
            Net income                $ 73   $ 36   $102
                                      ====   ====   ====

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                                      -------------------
                                      2009   2008   2007
                                      ----   ----   ----
NET INVESTMENT INCOME
Retirement Solutions:
   Annuities                          $ 62   $ 57   $ 58
   Defined Contribution                 48     48     49
                                      ----   ----   ----
      Total Retirement Solutions       110    105    107
                                      ----   ----   ----
Insurance Solutions:
   Life Insurance                      274    262    233
   Group Protection                      4      3      2
                                      ----   ----   ----
      Total Insurance Solutions        278    265    235
                                      ----   ----   ----
Other Operations                        20     25     19
                                      ----   ----   ----
         Total net investment income  $408   $395   $361
                                      ====   ====   ====

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      -------------------
                                      2009   2008   2007
                                      ----   ----   ----
AMORTIZATION OF DAC AND
   VOBA, NET OF INTEREST
Retirement Solutions:
   Annuities                           $10    $31    $12
   Defined Contribution                  7      5      5
                                       ---    ---    ---
      Total Retirement Solutions        17     36     17
                                       ---    ---    ---
Insurance Solutions:
   Life Insurance                       66     51     49
   Group Protection                      2      1      1
                                       ---    ---    ---
      Total Insurance Solutions         68     52     50
                                       ---    ---    ---
         Total amortization of
            DAC and VOBA,
            net of interest            $85    $88    $67
                                       ===    ===    ===

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      -------------------
                                      2009   2008   2007
                                      ----   ----   ----
FEDERAL INCOME TAX EXPENSE
Retirement Solutions:
   Annuities                          $  8   $ (3)  $ 7
   Defined Contribution                  2      2     1
                                      ----   ----   ---
      Total Retirement Solutions        10     (1)    8
                                      ----   ----   ---
Insurance Solutions:
   Life Insurance                       43     40    45
   Group Protection                     --      1     1
                                      ----   ----   ---
      Total Insurance Solutions         43     41    46
                                      ----   ----   ---
Other Operations                         6      9     7
Excluded realized loss                 (24)   (35)   (9)
                                      ----   ----   ---
         Total federal income
            tax expense               $ 35   $ 14   $52
                                      ====   ====   ===

                                      AS OF DECEMBER 31,
                                      ------------------
                                         2009     2008
                                       -------   ------
ASSETS
Retirement Solutions:
   Annuities                           $ 3,187   $2,632
   Defined Contribution                  1,253    1,055
                                       -------   ------
      Total Retirement Solutions         4,440    3,687
                                       -------   ------
Insurance Solutions:
   Life Insurance                        6,076    5,671
   Group Protection                         77       57
                                       -------   ------
      Total Insurance Solutions          6,153    5,728
                                       -------   ------
Other Operations                           311      266
                                       -------   ------
         Total                         $10,904   $9,681
                                       =======   ======

22. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                                       FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      ---------------------
                                      2009   2008     2007
                                      ----   ----   -------
Income taxes paid (received)          $(9)    $40   $    (7)
                                      ===     ===   =======
Significant non-cash investing
   and financing transactions:
   Business combinations:
      Fair value of assets acquired
         (includes cash and
         invested cash)               $--     $--   $    (1)
      Fair value of liabilities
         assumed                       --      --        --
                                      ---     ---   -------
            Total purchase price      $--     $--   $    (1)
                                      ===     ===   =======
   Reinsurance assumption
      from LNL:
      Assets contributed              $--     $--   $ 3,488
      Liabilities contributed          --      --    (2,784)
                                      ---     ---   -------
         Total capital contribution   $--     $--   $   704
                                      ===     ===   =======

23. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our financial statements were as follows:


                                      AS OF DECEMBER 31,
                                      ------------------
                                          2009   2008
                                          ----   ----
Assets with affiliates:
   Service agreement receivable(1)         $16   $  1
Liabilities with affiliates:
   Reinsurance future contract
      benefits on ceded reinsurance
      contracts(2)                          57    149

                                      FOR THE YEARS ENDED
                                           DECEMBER 31,
                                      -------------------
                                      2009   2008   2007
                                      ----   ----   ----
Revenues with affiliates:
   Premiums paid on ceded
      reinsurance contracts(3)        $(17)  $(15)  $(12)
   Fees for management of
      general account(4)                (4)    (4)    (4)
Benefits and expenses
   with affiliates:
   Service agreement payments(5)        59     59     54

----------
(1)  Reported in other assets on our Balance Sheets.

(2)  Reported in future contract benefits on our Balance Sheets.

(3)  Reported in insurance premiums on our Statements of Income.

(4)  Reported in net investment income on our Statements of Income.

(5) Reported in underwriting, acquisition, insurance and other expenses on our Statements of Income.

SERVICE AGREEMENT

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

Delaware Management Holdings ("Delaware") is responsible for the management of our general account investments. On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

                                                                                                     MORTALITY &
                                                                                                      EXPENSE
                                                                      CONTRACT                        GUARANTEE
                                                                      PURCHASES                       CHARGES
                                                                      DUE FROM                        PAYABLE TO
                                                                    LINCOLN LIFE &                  LINCOLN LIFE &
                                                                       ANNUITY                         ANNUITY
                                                                       COMPANY                         COMPANY
SUBACCOUNT                                            INVESTMENTS    OF NEW YORK     TOTAL ASSETS    OF NEW YORK     NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                          $  317,306         $ --        $  317,306          $ 7        $  317,299
AIM V.I. Core Equity                                      313,767           --           313,767            7           313,760
AIM V.I. International Growth                             104,969           --           104,969            2           104,967
ABVPSF Global Thematic Growth Class A                     122,086           --           122,086            3           122,083
ABVPSF Growth and Income Class A                          124,333           --           124,333            3           124,330
ABVPSF International Value Class A                         26,320           --            26,320           --            26,320
ABVPSF Large Cap Growth Class A                            27,810           --            27,810            1            27,809
ABVPSF Small/Mid Cap Value Class A                        214,597           --           214,597            4           214,593
American Century VP Inflation Protection                  149,243           --           149,243            2           149,241
American Funds Global Growth Class 2                       30,512          101            30,613           --            30,613
American Funds Global Small Capitalization Class 2        135,093           50           135,143            3           135,140
American Funds Growth Class 2                           1,141,242           --         1,141,242           21         1,141,221
American Funds Growth-Income Class 2                      808,332          101           808,433           14           808,419
American Funds International Class 2                      897,513           --           897,513           16           897,497
BlackRock Global Allocation V.I.                          117,156           --           117,156            2           117,154
Delaware VIP Diversified Income                           153,476           76           153,552            3           153,549
Delaware VIP Emerging Markets                             431,540           50           431,590            8           431,582
Delaware VIP High Yield                                   180,678           --           180,678            3           180,675
Delaware VIP Limited-Term Diversified Income               43,129           --            43,129            1            43,128
Delaware VIP REIT                                         418,008           76           418,084            8           418,076
Delaware VIP Small Cap Value                              790,147           --           790,147           17           790,130
Delaware VIP Trend                                        208,673           --           208,673            4           208,669
Delaware VIP U.S. Growth                                  281,266           --           281,266            5           281,261
Delaware VIP Value                                         70,704           --            70,704            1            70,703
DWS VIP Equity 500 Index Class A                          342,511           --           342,511            7           342,504
DWS VIP Small Cap Index Class A                           155,614           --           155,614            3           155,611
Fidelity VIP Contrafund Service Class                     807,577           --           807,577           16           807,561
Fidelity VIP Equity-Income Service Class                  123,087           --           123,087            3           123,084
Fidelity VIP Growth Service Class                          10,696           --            10,696           --            10,696
Fidelity VIP Growth Opportunities Service Class            49,925           --            49,925            1            49,924
Fidelity VIP High Income Service Class                    142,983           --           142,983            3           142,980
Fidelity VIP Mid Cap Service Class                        256,402           --           256,402            4           256,398
Fidelity VIP Overseas Service Class                       121,886           --           121,886            3           121,883
FTVIPT Franklin Income Securities                          57,275           --            57,275            1            57,274
FTVIPT Franklin Small-Mid Cap Growth Securities            53,877           --            53,877            1            53,876
FTVIPT Mutual Shares Securities                            12,454           --            12,454           --            12,454
FTVIPT Templeton Foreign Securities Class 2               108,597           --           108,597            2           108,595
FTVIPT Templeton Global Bond Securities                   115,854           --           115,854            2           115,852
FTVIPT Templeton Growth Securities                         39,931           --            39,931            1            39,930
FTVIPT Templeton Growth Securities Class 2                 15,792           --            15,792           --            15,792
Janus Aspen Series Balanced                               237,802           --           237,802            5           237,797
Janus Aspen Series Balanced Service Shares                 18,216           --            18,216           --            18,216
Janus Aspen Series Enterprise Service Shares               33,335           --            33,335            1            33,334
Janus Aspen Series Global Technology Service Shares        13,577           --            13,577           --            13,577
Janus Aspen Series Worldwide                              139,452           --           139,452            3           139,449
Janus Aspen Series Worldwide Service Shares                22,355           --            22,355           --            22,355
LVIP Baron Growth Opportunities Service Class             188,643           --           188,643            4           188,639
LVIP Cohen & Steers Global Real Estate                      3,236           --             3,236           --             3,236
LVIP Delaware Bond                                        733,588           --           733,588           15           733,573
LVIP Delaware Foundation Aggressive Allocation              7,243           --             7,243           --             7,243
LVIP Delaware Growth and Income                            51,765           --            51,765            1            51,764
LVIP Delaware Social Awareness                             13,153           --            13,153           --            13,153

See accompanying notes.

                                                                                                     MORTALITY &
                                                                                                      EXPENSE
                                                                      CONTRACT                        GUARANTEE
                                                                      PURCHASES                       CHARGES
                                                                      DUE FROM                        PAYABLE TO
                                                                    LINCOLN LIFE &                  LINCOLN LIFE &
                                                                       ANNUITY                         ANNUITY
                                                                       COMPANY                         COMPANY
SUBACCOUNT                                            INVESTMENTS    OF NEW YORK     TOTAL ASSETS    OF NEW YORK     NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
LVIP Janus Capital Appreciation                        $   60,443         $ --        $   60,443          $ 1        $   60,442
LVIP Marsico International Growth                           4,746           --             4,746           --             4,746
LVIP MFS Value                                             17,860           --            17,860           --            17,860
LVIP Mid-Cap Value                                          1,076           --             1,076           --             1,076
LVIP Mondrian International Value                         295,088           --           295,088            6           295,082
LVIP Money Market                                         493,435           --           493,435           10           493,425
LVIP SSgA Bond Index                                       84,535           --            84,535            1            84,534
LVIP SSgA Developed International 150                       9,933           --             9,933           --             9,933
LVIP SSgA Emerging Markets 100                              8,650           --             8,650           --             8,650
LVIP SSgA International Index                              33,359           --            33,359            1            33,358
LVIP SSgA Large Cap 100                                    22,586           --            22,586           --            22,586
LVIP SSgA S&P 500 Index                                   270,513           --           270,513            4           270,509
LVIP SSgA Small-Cap Index                                  41,493           --            41,493            1            41,492
LVIP SSgA Small-Mid Cap 200                                 5,628           --             5,628           --             5,628
LVIP T. Rowe Price Structured Mid-Cap Growth               39,976           --            39,976            1            39,975
LVIP Turner Mid-Cap Growth                                  8,979           --             8,979           --             8,979
LVIP Wells Fargo Intrinsic Value                            4,292           --             4,292           --             4,292
LVIP Wilshire 2030 Profile                                266,989           --           266,989            4           266,985
LVIP Wilshire Aggressive Profile                           28,380           --            28,380            1            28,379
LVIP Wilshire Conservative Profile                        133,372           --           133,372            2           133,370
LVIP Wilshire Moderate Profile                            153,482           --           153,482            2           153,480
LVIP Wilshire Moderately Aggressive Profile               164,910           --           164,910            3           164,907
M Fund Brandes International Equity                        24,294           --            24,294           --            24,294
M Fund Frontier Capital Appreciation                        7,435           --             7,435           --             7,435
MFS VIT Growth                                            137,636           --           137,636            3           137,633
MFS VIT Total Return                                      202,916           50           202,966            4           202,962
MFS VIT Utilities                                         710,695           --           710,695           13           710,682
NB AMT Mid-Cap Growth                                     527,649           --           527,649           11           527,638
NB AMT Partners                                            65,224           --            65,224            1            65,223
NB AMT Regency                                             35,744           --            35,744            1            35,743
PIMCO VIT Commodity Real Return Administrative Class       38,819           --            38,819            1            38,818
Putnam VT Global Health Care Class IB                       2,417           --             2,417           --             2,417
Putnam VT Growth & Income Class IB                         11,760           --            11,760           --            11,760

See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

                                             DIVIDENDS
                                               FROM       MORTALITY AND         NET
                                            INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                    INCOME    GUARANTEE CHARGES  INCOME (LOSS)
------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                $ 1,827         $(2,267)        $   (440)
AIM V.I. Core Equity                           5,137          (2,201)           2,936
AIM V.I. International Growth                  1,384            (701)             683
ABVPSF Global Thematic Growth Class A             --            (792)            (792)
ABVPSF Growth and Income Class A               4,577            (823)           3,754
ABVPSF International Value Class A               316            (281)              35
ABVPSF Large Cap Growth Class A                    4             (88)             (84)
ABVPSF Small/Mid Cap Value Class A             1,497          (1,082)             415
American Century VP Inflation Protection       2,354            (701)           1,653
American Funds Global Growth Class 2             525            (318)             207
American Funds Global Small Capitalization
   Class 2                                       305            (776)            (471)
American Funds Growth Class 2                  6,252          (6,071)             181
American Funds Growth-Income Class 2          10,965          (3,944)           7,021
American Funds International Class 2          11,767          (4,733)           7,034
BlackRock Global Allocation V.I.               1,348            (226)           1,122
Delaware VIP Diversified Income                9,813          (1,002)           8,811
Delaware VIP Emerging Markets                  3,929          (2,272)           1,657
Delaware VIP High Yield                       13,580          (1,211)          12,369
Delaware VIP Limited-Term Diversified
   Income                                        635            (115)             520
Delaware VIP REIT                             12,835          (2,124)          10,711
Delaware VIP Small Cap Value                   5,937          (4,800)           1,137
Delaware VIP Trend                                --          (1,168)          (1,168)
Delaware VIP U.S. Growth                         147            (842)            (695)
Delaware VIP Value                             3,536            (558)           2,978
DWS VIP Equity 500 Index Class A               8,521          (2,365)           6,156
DWS VIP Small Cap Index Class A                2,187            (940)           1,247
Fidelity VIP Contrafund Service Class          8,991          (4,539)           4,452
Fidelity VIP Equity-Income Service Class       2,351            (790)           1,561
Fidelity VIP Growth Service Class                 32             (48)             (16)
Fidelity VIP Growth Opportunities Service
   Class                                         162            (317)            (155)
Fidelity VIP High Income Service Class        10,196          (1,027)           9,169
Fidelity VIP Mid Cap Service Class             1,246            (997)             249
Fidelity VIP Overseas Service Class            2,209            (785)           1,424
FTVIPT Franklin Income Securities              3,514            (239)           3,275
FTVIPT Franklin Small-Mid Cap Growth
   Securities                                     --            (271)            (271)
FTVIPT Mutual Shares Securities                  615            (111)             504
FTVIPT Templeton Foreign Securities
   Class 2                                     2,974            (729)           2,245
FTVIPT Templeton Global Bond Securities        8,997            (462)           8,535
FTVIPT Templeton Growth Securities             1,095            (179)             916
FTVIPT Templeton Growth Securities Class 2       419            (106)             313
Janus Aspen Series Balanced                    6,648          (1,807)           4,841
Janus Aspen Series Balanced Service Shares       270             (69)             201
Janus Aspen Series Enterprise Service
   Shares                                         --            (253)            (253)
Janus Aspen Series Global Technology
   Service Shares                                 --             (87)             (87)
Janus Aspen Series Worldwide                   1,816            (999)             817
Janus Aspen Series Worldwide Service
   Shares                                        238            (148)              90
LVIP Baron Growth Opportunities Service
   Class                                          --          (1,266)          (1,266)
LVIP Cohen & Steers Global Real Estate            --             (32)             (32)
LVIP Columbia Value Opportunities                 --             (73)             (73)
LVIP Delaware Bond                            29,353          (5,151)          24,202
LVIP Delaware Foundation Aggressive
   Allocation                                    106            (108)              (2)
LVIP Delaware Growth and Income                  514            (223)             291
LVIP Delaware Social Awareness                    81             (87)              (6)
LVIP Janus Capital Appreciation                  451            (403)              48
LVIP Marsico International Growth                 38             (21)              17
LVIP MFS Value                                   228            (464)            (236)
LVIP Mid-Cap Value                                 5              (4)               1

See accompanying notes.

                                                              DIVIDENDS                                    NET INCREASE
                                                                FROM          TOTAL         NET CHANGE      (DECREASE)
                                             NET REALIZED   NET REALIZED   NET REALIZED    IN UNREALIZED  IN NET ASSETS
                                             GAIN (LOSS)       GAIN ON     GAIN (LOSS)     APPRECIATION      RESULTING
SUBACCOUNT                                  ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS  FROM OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                  $(13,807)       $   --        $(13,807)       $ 69,897         $ 55,650
AIM V.I. Core Equity                             (6,721)           --          (6,721)         73,366           69,581
AIM V.I. International Growth                        (9)           --              (9)         26,173           26,847
ABVPSF Global Thematic Growth Class A                (9)           --              (9)         44,171           43,370
ABVPSF Growth and Income Class A                 (2,882)           --          (2,882)         19,629           20,501
ABVPSF International Value Class A              (13,266)           --         (13,266)         31,788           18,557
ABVPSF Large Cap Growth Class A                    (130)           --            (130)          3,772            3,558
ABVPSF Small/Mid Cap Value Class A               (5,505)        5,842             337          54,111           54,863
American Century VP Inflation Protection             35            --              35           9,040           10,728
American Funds Global Growth Class 2            (10,021)           --         (10,021)         30,482           20,668
American Funds Global Small Capitalization
   Class 2                                       (7,178)           --          (7,178)         57,531           49,882
American Funds Growth Class 2                   (43,410)           --         (43,410)        339,318          296,089
American Funds Growth-Income Class 2            (19,400)           --         (19,400)        184,788          172,409
American Funds International Class 2            (51,549)        4,116         (47,433)        309,267          268,868
BlackRock Global Allocation V.I.                    123            --             123           5,905            7,150
Delaware VIP Diversified Income                   2,839            --           2,839          25,089           36,739
Delaware VIP Emerging Markets                   (15,689)       12,243          (3,446)        185,990          184,201
Delaware VIP High Yield                          (8,126)           --          (8,126)         63,338           67,581
Delaware VIP Limited-Term Diversified
   Income                                            32            --              32             825            1,377
Delaware VIP REIT                               (32,035)           --         (32,035)        104,769           83,445
Delaware VIP Small Cap Value                    (13,898)           --         (13,898)        198,266          185,505
Delaware VIP Trend                               (5,238)           --          (5,238)         77,935           71,529
Delaware VIP U.S. Growth                           (257)           --            (257)         50,227           49,275
Delaware VIP Value                              (21,134)           --         (21,134)         33,038           14,882
DWS VIP Equity 500 Index Class A                (41,609)           --         (41,609)         97,526           62,073
DWS VIP Small Cap Index Class A                  (6,838)        8,202           1,364          29,046           31,657
Fidelity VIP Contrafund Service Class           (25,573)          195         (25,378)        228,104          207,178
Fidelity VIP Equity-Income Service Class         (3,361)           --          (3,361)         27,994           26,194
Fidelity VIP Growth Service Class                  (152)            8            (144)          2,222            2,062
Fidelity VIP Growth Opportunities Service
   Class                                           (473)           --            (473)         15,877           15,249
Fidelity VIP High Income Service Class           (2,797)           --          (2,797)         38,562           44,934
Fidelity VIP Mid Cap Service Class               (2,221)        1,151          (1,070)         56,020           55,199
Fidelity VIP Overseas Service Class              (1,207)          331            (876)         24,237           24,785
FTVIPT Franklin Income Securities                (6,759)           --          (6,759)         17,157           13,673
FTVIPT Franklin Small-Mid Cap Growth
   Securities                                    (2,306)           --          (2,306)         19,145           16,568
FTVIPT Mutual Shares Securities                  (4,471)           --          (4,471)         10,011            6,044
FTVIPT Templeton Foreign Securities
   Class 2                                         (972)        3,669           2,697          24,169           29,111
FTVIPT Templeton Global Bond Securities             289            --             289           3,512           12,336
FTVIPT Templeton Growth Securities               (2,215)           --          (2,215)         10,408            9,109
FTVIPT Templeton Growth Securities Class 2         (487)           --            (487)          3,783            3,609
Janus Aspen Series Balanced                      (1,316)        8,571           7,255          39,016           51,112
Janus Aspen Series Balanced Service Shares            6           146             152           1,432            1,785
Janus Aspen Series Enterprise Service
   Shares                                        (2,054)           --          (2,054)         13,659           11,352
Janus Aspen Series Global Technology
   Service Shares                                   (26)           --             (26)          4,985            4,872
Janus Aspen Series Worldwide                     (7,020)           --          (7,020)         47,422           41,219
Janus Aspen Series Worldwide Service
   Shares                                          (250)           --            (250)          6,091            5,931
LVIP Baron Growth Opportunities Service
   Class                                         (5,180)           --          (5,180)         59,322           52,876
LVIP Cohen & Steers Global Real Estate              697            --             697           3,094            3,759
LVIP Columbia Value Opportunities               (17,060)           --         (17,060)         18,293            1,160
LVIP Delaware Bond                               (2,324)           --          (2,324)         92,022          113,900
LVIP Delaware Foundation Aggressive
   Allocation                                    (5,039)           --          (5,039)         10,280            5,239
LVIP Delaware Growth and Income                  (1,729)           --          (1,729)         11,840           10,402
LVIP Delaware Social Awareness                     (108)          594             486           2,568            3,048
LVIP Janus Capital Appreciation                    (819)           --            (819)         17,920           17,149
LVIP Marsico International Growth                  (110)           --            (110)          1,363            1,270
LVIP MFS Value                                  (19,627)           --         (19,627)         31,061           11,198
LVIP Mid-Cap Value                                   (9)           --              (9)            367              359

                                             DIVIDENDS
                                               FROM       MORTALITY AND         NET
                                            INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                    INCOME    GUARANTEE CHARGES  INCOME (LOSS)
----------------------------------------------------------------------------------------
LVIP Mondrian International Value            $ 8,334         $(1,829)         $ 6,505
LVIP Money Market                              1,223          (2,976)          (1,753)
LVIP SSgA Bond Index                           1,339            (194)           1,145
LVIP SSgA Developed International 150            123             (16)             107
LVIP SSgA Emerging Markets 100                    90             (14)              76
LVIP SSgA International Index                    463             (99)             364
LVIP SSgA Large Cap 100                          259             (37)             222
LVIP SSgA S&P 500 Index                        3,287          (1,253)           2,034
LVIP SSgA Small-Cap Index                        261            (157)             104
LVIP SSgA Small-Mid Cap 200                       75              (9)              66
LVIP T. Rowe Price Structured Mid-Cap
   Growth                                         33            (143)            (110)
LVIP Turner Mid-Cap Growth                        --             (39)             (39)
LVIP Wells Fargo Intrinsic Value                  45             (41)               4
LVIP Wilshire 2030 Profile                     4,027          (1,398)           2,629
LVIP Wilshire Aggressive Profile               1,678            (187)           1,491
LVIP Wilshire Conservative Profile             4,649            (624)           4,025
LVIP Wilshire Moderate Profile                 5,822            (768)           5,054
LVIP Wilshire Moderately Aggressive
   Profile                                     5,742            (518)           5,224
M Fund Brandes International Equity              529            (129)             400
M Fund Frontier Capital Appreciation               3             (37)             (34)
MFS VIT Growth                                   364            (915)            (551)
MFS VIT Total Return                           6,096          (1,211)           4,885
MFS VIT Utilities                             22,573          (3,561)          19,012
NB AMT Mid-Cap Growth                             --          (3,599)          (3,599)
NB AMT Partners                                1,420            (433)             987
NB AMT Regency                                   614            (214)             400
PIMCO VIT Commodity Real Return
   Administrative Class                        1,466             (72)           1,394
Putnam VT Global Health Care Class IB             --             (17)             (17)
Putnam VT Growth & Income Class IB               265             (79)             186

See accompanying notes.

                                                              DIVIDENDS                                    NET INCREASE
                                                                FROM           TOTAL        NET CHANGE      (DECREASE)
                                             NET REALIZED   NET REALIZED   NET REALIZED   IN UNREALIZED    IN NET ASSETS
                                             GAIN (LOSS)       GAIN ON      GAIN (LOSS)    APPRECIATION      RESULTING
SUBACCOUNT                                  ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS  FROM OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
LVIP Mondrian International Value              $ (6,893)       $1,907       $ (4,986)        $ 48,032        $ 49,551
LVIP Money Market                                    --             6              6               --          (1,747)
LVIP SSgA Bond Index                                 13            --             13              158           1,316
LVIP SSgA Developed International 150                 4            --              4              451             562
LVIP SSgA Emerging Markets 100                       67            --             67            1,136           1,279
LVIP SSgA International Index                        42            --             42            5,153           5,559
LVIP SSgA Large Cap 100                             132            --            132            2,443           2,797
LVIP SSgA S&P 500 Index                         (53,582)           --        (53,582)          95,071          43,523
LVIP SSgA Small-Cap Index                          (485)           72           (413)           7,912           7,603
LVIP SSgA Small-Mid Cap 200                          19            --             19              642             727
LVIP T. Rowe Price Structured Mid-Cap
   Growth                                          (715)           --           (715)          11,555          10,730
LVIP Turner Mid-Cap Growth                         (149)           --           (149)           2,969           2,781
LVIP Wells Fargo Intrinsic Value                 (1,006)           --         (1,006)           2,299           1,297
LVIP Wilshire 2030 Profile                       (1,620)        2,663          1,043           53,875          57,547
LVIP Wilshire Aggressive Profile                   (799)        1,327            528            4,651           6,670
LVIP Wilshire Conservative Profile               (1,156)          921           (235)          17,713          21,503
LVIP Wilshire Moderate Profile                   (4,995)        2,495         (2,500)          37,789          40,343
LVIP Wilshire Moderately Aggressive
   Profile                                       (1,301)        3,227          1,926           21,341          28,491
M Fund Brandes International Equity                (837)           --           (837)           5,282           4,845
M Fund Frontier Capital Appreciation               (367)           --           (367)           2,869           2,468
MFS VIT Growth                                   (1,430)           --         (1,430)          39,584          37,603
MFS VIT Total Return                             (6,358)           --         (6,358)          29,156          27,683
MFS VIT Utilities                                (9,117)           --         (9,117)         154,097         163,992
NB AMT Mid-Cap Growth                            (4,638)           --         (4,638)         137,071         128,834
NB AMT Partners                                  (3,750)        6,309          2,559           20,251          23,797
NB AMT Regency                                   (4,133)          518         (3,615)          16,933          13,718
PIMCO VIT Commodity Real Return
   Administrative Class                              52         2,815          2,867              748           5,009
Putnam VT Global Health Care Class IB               (66)          232            166              335             484
Putnam VT Growth & Income Class IB                 (223)           --           (223)           2,679           2,642

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2009

                                                                                            ABVPSF
                                                                                            GLOBAL
                                                   AIM V.I.     AIM V.I.     AIM V.I.      THEMATIC
                                                    CAPITAL       CORE     INTERNATIONAL    GROWTH
                                                 APPRECIATION    EQUITY       GROWTH       CLASS A
                                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                     $ 486,519    $ 400,622     $127,756      $154,015
Changes From Operations:
   - Net investment income (loss)                    (2,854)       4,866         (252)         (945)
   - Net realized gain (loss) on investments        (21,655)       9,013        2,349           221
   - Net change in unrealized appreciation or
     depreciation on investments                   (202,318)    (144,486)     (55,765)      (75,151)
                                                  ---------    ---------     --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (226,827)    (130,607)     (53,668)      (75,875)
Changes From Unit Transactions:
   - Contract purchases                              40,361       29,393        9,374         1,013
   - Contract withdrawals                           (34,694)     (41,300)      (6,998)       (2,236)
   - Contract transfers                               3,369         (548)         (24)        7,296
                                                  ---------    ---------     --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             9,036      (12,455)       2,352         6,073
                                                  ---------    ---------     --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (217,791)    (143,062)     (51,316)      (69,802)
                                                  ---------    ---------     --------      --------
NET ASSETS AT DECEMBER 31, 2008                     268,728      257,560       76,440        84,213
Changes From Operations:
   - Net investment income (loss)                      (440)       2,936          683          (792)
   - Net realized gain (loss) on investments        (13,807)      (6,721)          (9)           (9)
   - Net change in unrealized appreciation on
     investments                                     69,897       73,366       26,173        44,171
                                                  ---------    ---------     --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   55,650       69,581       26,847        43,370
Changes From Unit Transactions:
   - Contract purchases                              17,953       13,763       10,444           343
   - Contract withdrawals                           (20,784)     (27,974)      (7,671)       (4,975)
   - Contract transfers                              (4,248)         830       (1,093)         (868)
                                                  ---------    ---------     --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (7,079)     (13,381)       1,680        (5,500)
                                                  ---------    ---------     --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              48,571       56,200       28,527        37,870
                                                  ---------    ---------     --------      --------
NET ASSETS AT DECEMBER 31, 2009                   $ 317,299    $ 313,760     $104,967      $122,083
                                                  =========    =========     ========      ========

See accompanying notes.

                                                   ABVPSF       ABVPSF                      ABVPSF     AMERICAN
                                                 GROWTH AND  INTERNATIONAL  ABVPSF LARGE  SMALL/MID   CENTURY VP
                                                   INCOME        VALUE       CAP GROWTH   CAP VALUE   INFLATION
                                                  CLASS A       CLASS A       CLASS A      CLASS A    PROTECTION
                                                 SUBACCOUNT   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                    $ 201,146     $ 57,286       $ 4,108      $168,762    $116,847
Changes From Operations:
   - Net investment income (loss)                    2,199          290           (28)           (6)      4,588
   - Net realized gain (loss) on investments        20,868      (11,604)          (68)       13,986       1,019
   - Net change in unrealized appreciation or
     depreciation on investments                  (100,523)     (33,084)       (1,604)      (72,111)     (7,132)
                                                 ---------     --------       -------      --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (77,456)     (44,398)       (1,700)      (58,131)     (1,525)
Changes From Unit Transactions:
   - Contract purchases                             15,820       70,399           500        16,459      15,305
   - Contract withdrawals                           (4,947)     (15,321)         (560)      (14,113)    (15,875)
   - Contract transfers                            (30,728)     (26,769)           --         6,306     (19,141)
                                                 ---------     --------       -------      --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (19,855)      28,309           (60)        8,652     (19,711)
                                                 ---------     --------       -------      --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (97,311)     (16,089)       (1,760)      (49,479)    (21,236)
                                                 ---------     --------       -------      --------    --------
NET ASSETS AT DECEMBER 31, 2008                    103,835       41,197         2,348       119,283      95,611
Changes From Operations:
   - Net investment income (loss)                    3,754           35           (84)          415       1,653
   - Net realized gain (loss) on investments        (2,882)     (13,266)         (130)          337          35
   - Net change in unrealized appreciation on
     investments                                    19,629       31,788         3,772        54,111       9,040
                                                 ---------     --------       -------      --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  20,501       18,557         3,558        54,863      10,728
Changes From Unit Transactions:
   - Contract purchases                              3,047       18,883           500        56,082      31,072
   - Contract withdrawals                           (3,620)      (6,612)       (1,106)      (10,846)    (14,266)
   - Contract transfers                                567      (45,705)       22,509        (4,789)     26,096
                                                 ---------     --------       -------      --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               (6)     (33,434)       21,903        40,447      42,902
                                                 ---------     --------       -------      --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             20,495      (14,877)       25,461        95,310      53,630
                                                 ---------     --------       -------      --------    --------
NET ASSETS AT DECEMBER 31, 2009                  $ 124,330     $ 26,320       $27,809      $214,593    $149,241
                                                 =========     ========       =======      ========    ========

                                                   AMERICAN    AMERICAN FUNDS                     AMERICAN
                                                 FUNDS GLOBAL   GLOBAL SMALL      AMERICAN         FUNDS
                                                    GROWTH     CAPITALIZATION       FUNDS      GROWTH-INCOME
                                                    CLASS 2        CLASS 2     GROWTH CLASS 2     CLASS 2
                                                  SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                 ------------  --------------  --------------  -------------
NET ASSETS AT JANUARY 1, 2008                      $  9,232      $ 172,519       $1,147,832      $ 625,169
Changes From Operations:
   - Net investment income (loss)                     1,158         (1,014)           2,091          7,399
   - Net realized gain (loss) on investments          2,299         15,263          129,508         38,009
   - Net change in unrealized appreciation or
     depreciation on investments                    (31,306)      (106,081)        (682,535)      (318,561)
                                                   --------      ---------       ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (27,849)       (91,832)        (550,936)      (273,153)
Changes From Unit Transactions:
   - Contract purchases                              20,025         23,108          193,716        131,658
   - Contract withdrawals                            (4,636)       (10,567)        (104,735)       (62,119)
   - Contract transfers                              68,282        (14,501)          45,188         60,909
                                                   --------      ---------       ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            83,671         (1,960)         134,169        130,448
                                                   --------      ---------       ----------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              55,822        (93,792)        (416,767)      (142,705)
                                                   --------      ---------       ----------      ---------
NET ASSETS AT DECEMBER 31, 2008                      65,054         78,727          731,065        482,464
Changes From Operations:
   - Net investment income (loss)                       207           (471)             181          7,021
   - Net realized gain (loss) on investments        (10,021)        (7,178)         (43,410)       (19,400)
   - Net change in unrealized appreciation on
     investments                                     30,482         57,531          339,318        184,788
                                                   --------      ---------       ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   20,668         49,882          296,089        172,409
Changes From Unit Transactions:
   - Contract purchases                               8,668         31,221          234,747        217,954
   - Contract withdrawals                            (4,067)       (17,099)         (92,973)       (53,646)
   - Contract transfers                             (59,710)        (7,591)         (27,707)       (10,762)
                                                   --------      ---------       ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (55,109)         6,531          114,067        153,546
                                                   --------      ---------       ----------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (34,441)        56,413          410,156        325,955
                                                   --------      ---------       ----------      ---------
NET ASSETS AT DECEMBER 31, 2009                    $ 30,613      $ 135,140       $1,141,221      $ 808,419
                                                   ========      =========       ==========      =========

                                                   AMERICAN                       DELAWARE     DELAWARE
                                                     FUNDS         BLACKROCK         VIP         VIP
                                                 INTERNATIONAL      GLOBAL       DIVERSIFIED   EMERGING
                                                    CLASS 2     ALLOCATION V.I.    INCOME      MARKETS
                                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                      $ 813,698        $     --      $174,484    $ 439,481
Changes From Operations:
   - Net investment income (loss)                     12,347              --         5,434        2,787
   - Net realized gain (loss) on investments          96,748              --         1,735       64,764
   - Net change in unrealized appreciation or
     depreciation on investments                    (520,956)             --       (15,861)    (301,847)
                                                   ---------        --------      --------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (411,861)             --        (8,692)    (234,296)
Changes From Unit Transactions:
   - Contract purchases                              133,568              --        26,611       56,763
   - Contract withdrawals                            (39,902)             --       (18,616)     (41,167)
   - Contract transfers                              137,004              --       (28,165)      24,839
                                                   ---------        --------      --------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            230,670              --       (20,170)      40,435
                                                   ---------        --------      --------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (181,191)             --       (28,862)    (193,861)
                                                   ---------        --------      --------    ---------
NET ASSETS AT DECEMBER 31, 2008                      632,507              --       145,622      245,620
Changes From Operations:
   - Net investment income (loss)                      7,034           1,122         8,811        1,657
   - Net realized gain (loss) on investments         (47,433)            123         2,839       (3,446)
   - Net change in unrealized appreciation on
     investments                                     309,267           5,905        25,089      185,990
                                                   ---------        --------      --------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   268,868           7,150        36,739      184,201
Changes From Unit Transactions:
   - Contract purchases                              177,142          20,500        27,653       73,726
   - Contract withdrawals                            (42,654)         (3,573)      (21,660)     (36,160)
   - Contract transfers                             (138,366)         93,077       (34,805)     (35,805)
                                                   ---------        --------      --------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (3,878)        110,004       (28,812)       1,761
                                                   ---------        --------      --------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              264,990         117,154         7,927      185,962
                                                   ---------        --------      --------    ---------
NET ASSETS AT DECEMBER 31, 2009                    $ 897,497        $117,154      $153,549    $ 431,582
                                                   =========        ========      ========    =========

See accompanying notes.

                                                             DELAWARE VIP               DELAWARE
                                                  DELAWARE   LIMITED-TERM                  VIP
                                                    VIP      DIVERSIFIED    DELAWARE    SMALL CAP   DELAWARE
                                                 HIGH YIELD     INCOME      VIP REIT      VALUE    VIP TREND
                                                 SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                    $ 208,007     $    --     $ 410,052   $ 774,557   $ 231,499
Changes From Operations:
   - Net investment income (loss)                   14,932          --         5,986        (988)     (1,330)
   - Net realized gain (loss) on investments        (5,213)         --       107,220      35,177      36,912
   - Net change in unrealized appreciation or
     depreciation on investments                   (61,361)         --      (253,958)   (294,078)   (142,239)
                                                 ---------     -------     ---------   ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (51,642)         --      (140,752)   (259,889)   (106,657)
Changes From Unit Transactions:
   - Contract purchases                             54,130          --        75,249     109,564      18,384
   - Contract withdrawals                          (29,203)         --       (46,507)    (36,198)    (18,962)
   - Contract transfers                            (22,207)         --        (9,764)     (5,331)      8,045
                                                 ---------     -------     ---------   ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            2,720          --        18,978      68,035       7,467
                                                 ---------     -------     ---------   ---------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (48,922)         --      (121,774)   (191,854)    (99,190)
                                                 ---------     -------     ---------   ---------   ---------
NET ASSETS AT DECEMBER 31, 2008                    159,085          --       288,278     582,703     132,309
Changes From Operations:
   - Net investment income (loss)                   12,369         520        10,711       1,137      (1,168)
   - Net realized gain (loss) on investments        (8,126)         32       (32,035)    (13,898)     (5,238)
   - Net change in unrealized appreciation on
     investments                                    63,338         825       104,769     198,266      77,935
                                                 ---------     -------     ---------   ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  67,581       1,377        83,445     185,505      71,529
Changes From Unit Transactions:
   - Contract purchases                             19,345       7,885        70,749      70,651      16,274
   - Contract withdrawals                          (16,430)     (2,028)      (24,739)    (38,941)     (8,319)
   - Contract transfers                            (48,906)     35,894           343      (9,788)     (3,124)
                                                 ---------     -------     ---------   ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (45,991)     41,751        46,353      21,922       4,831
                                                 ---------     -------     ---------   ---------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             21,590      43,128       129,798     207,427      76,360
                                                 ---------     -------     ---------   ---------   ---------
NET ASSETS AT DECEMBER 31, 2009                  $ 180,675     $43,128     $ 418,076   $ 790,130   $ 208,669
                                                 =========     =======     =========   =========   =========

                                                                            DWS VIP     DWS VIP
                                                  DELAWARE                EQUITY 500   SMALL CAP
                                                     VIP       DELAWARE      INDEX       INDEX
                                                 U.S. GROWTH  VIP VALUE     CLASS A     CLASS A
                                                 SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                     $ 92,351     $173,285   $ 552,857    $177,030
Changes From Operations:
   - Net investment income (loss)                     (557)       3,269       7,531       1,232
   - Net realized gain (loss) on investments         2,034      (20,433)        959      12,036
   - Net change in unrealized appreciation or
     depreciation on investments                   (41,207)     (40,519)   (215,107)    (73,318)
                                                  --------     --------   ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (39,730)     (57,683)   (206,617)    (60,050)
Changes From Unit Transactions:
   - Contract purchases                                602       71,078      26,345      14,846
   - Contract withdrawals                           (2,201)     (20,528)    (34,240)    (13,228)
   - Contract transfers                              2,055      (67,676)     11,783       2,099
                                                  --------     --------   ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              456      (17,126)      3,888       3,717
                                                  --------     --------   ---------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (39,274)     (74,809)   (202,729)    (56,333)
                                                  --------     --------   ---------    --------
NET ASSETS AT DECEMBER 31, 2008                     53,077       98,476     350,128     120,697
Changes From Operations:
   - Net investment income (loss)                     (695)       2,978       6,156       1,247
   - Net realized gain (loss) on investments          (257)     (21,134)    (41,609)      1,364
   - Net change in unrealized appreciation on
     investments                                    50,227       33,038      97,526      29,046
                                                  --------     --------   ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  49,275       14,882      62,073      31,657
Changes From Unit Transactions:
   - Contract purchases                             38,449       18,268      26,483      15,616
   - Contract withdrawals                           (8,462)     (11,483)    (81,309)    (13,562)
   - Contract transfers                            148,922      (49,440)    (14,871)      1,203
                                                  --------     --------   ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          178,909      (42,655)    (69,697)      3,257
                                                  --------     --------   ---------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            228,184      (27,773)     (7,624)     34,914
                                                  --------     --------   ---------    --------
NET ASSETS AT DECEMBER 31, 2009                   $281,261     $ 70,703   $ 342,504    $155,611
                                                  ========     ========   =========    ========

                                                                                                 FIDELITY VIP
                                                 FIDELITY VIP    FIDELITY VIP   FIDELITY VIP       GROWTH
                                                  CONTRAFUND    EQUITY-INCOME      GROWTH       OPPORTUNITIES
                                                 SERVICE CLASS  SERVICE CLASS   SERVICE CLASS   SERVICE CLASS
                                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                      $ 929,767       $143,805        $10,080        $ 60,986
Changes From Operations:
   - Net investment income (loss)                      1,996          2,369             29            (209)
   - Net realized gain (loss) on investments           3,789         (1,308)             7             (61)
   - Net change in unrealized appreciation or
     depreciation on investments                    (408,942)       (61,586)        (5,187)        (35,550)
                                                   ---------       --------        -------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (403,157)       (60,525)        (5,151)        (35,820)
Changes From Unit Transactions:
   - Contract purchases                               66,446         10,444          1,941           6,551
   - Contract withdrawals                            (52,546)        (6,423)          (680)         (1,894)
   - Contract transfers                               13,172          5,446          1,122              --
                                                   ---------       --------        -------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             27,072          9,467          2,383           4,657
                                                   ---------       --------        -------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (376,085)       (51,058)        (2,768)        (31,163)
                                                   ---------       --------        -------        --------
NET ASSETS AT DECEMBER 31, 2008                      553,682         92,747          7,312          29,823
Changes From Operations:
   - Net investment income (loss)                      4,452          1,561            (16)           (155)
   - Net realized gain (loss) on investments         (25,378)        (3,361)          (144)           (473)
   - Net change in unrealized appreciation on
     investments                                     228,104         27,994          2,222          15,877
                                                   ---------       --------        -------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   207,178         26,194          2,062          15,249
Changes From Unit Transactions:
   - Contract purchases                               50,474         10,440          1,510           6,553
   - Contract withdrawals                            (40,337)        (6,173)          (684)         (1,701)
   - Contract transfers                               36,564           (124)           496              --
                                                   ---------       --------        -------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             46,701          4,143          1,322           4,852
                                                   ---------       --------        -------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              253,879         30,337          3,384          20,101
                                                   ---------       --------        -------        --------
NET ASSETS AT DECEMBER 31, 2009                    $ 807,561       $123,084        $10,696        $ 49,924
                                                   =========       ========        =======        ========

See accompanying notes.

                                                                                                FTVIPT         FTVIPT
                                                  FIDELITY VIP  FIDELITY VIP   FIDELITY VIP    FRANKLIN       FRANKLIN
                                                  HIGH INCOME      MID CAP       OVERSEAS       INCOME      SMALL-MID CAP
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SECURITIES  GROWTH SECURITIES
                                                   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                       $157,279      $105,354        $166,816     $ 24,714        $ 45,075
Changes From Operations:
   - Net investment income (loss)                     11,421          (296)          2,472        2,739            (258)
   - Net realized gain (loss) on investments         (10,508)       13,684          17,460       (2,141)          4,145
   - Net change in unrealized appreciation or
     depreciation on investments                     (46,474)      (74,469)        (93,921)     (14,516)        (26,116)
                                                    --------      --------        --------     --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (45,561)      (61,081)        (73,989)     (13,918)        (22,229)
Changes From Unit Transactions:
   - Contract purchases                                7,760        48,289           7,182       22,110          11,740
   - Contract withdrawals                             (8,059)       (7,018)         (8,270)      (5,573)        (11,847)
   - Contract transfers                                 (780)       13,614           1,608        6,065          13,666
                                                    --------      --------        --------     --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (1,079)       54,885             520       22,602          13,559
                                                    --------      --------        --------     --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (46,640)       (6,196)        (73,469)       8,684          (8,670)
                                                    --------      --------        --------     --------        --------
NET ASSETS AT DECEMBER 31, 2008                      110,639        99,158          93,347       33,398          36,405
Changes From Operations:
   - Net investment income (loss)                      9,169           249           1,424        3,275            (271)
   - Net realized gain (loss) on investments          (2,797)       (1,070)           (876)      (6,759)         (2,306)
   - Net change in unrealized appreciation on
     investments                                      38,562        56,020          24,237       17,157          19,145
                                                    --------      --------        --------     --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    44,934        55,199          24,785       13,673          16,568
Changes From Unit Transactions:
   - Contract purchases                                  215        92,509           6,672       51,373           8,211
   - Contract withdrawals                            (12,419)      (11,881)         (3,617)      (6,762)         (5,188)
   - Contract transfers                                 (389)       21,413             696      (34,408)         (2,120)
                                                    --------      --------        --------     --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (12,593)      102,041           3,751       10,203             903
                                                    --------      --------        --------     --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               32,341       157,240          28,536       23,876          17,471
                                                    --------      --------        --------     --------        --------
NET ASSETS AT DECEMBER 31, 2009                     $142,980      $256,398        $121,883     $ 57,274        $ 53,876
                                                    ========      ========        ========     ========        ========

                                                   FTVIPT         FTVIPT           FTVIPT      FTVIPT
                                                   MUTUAL        TEMPLETON        TEMPLETON   TEMPLETON
                                                   SHARES         FOREIGN        GLOBAL BOND   GROWTH
                                                 SECURITIES  SECURITIES CLASS 2   SECURITIES  SECURITIES
                                                 SUBACCOUNT     SUBACCOUNT        SUBACCOUNT  SUBACCOUNT
--------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                     $  3,430        $137,930         $ 24,870    $ 33,848
Changes From Operations:
   - Net investment income (loss)                      746           1,784              940         499
   - Net realized gain (loss) on investments           713          11,306              108         656
   - Net change in unrealized appreciation or
     depreciation on investments                   (10,721)        (69,802)             733     (17,916)
                                                  --------        --------         --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (9,262)        (56,712)           1,781     (16,761)
Changes From Unit Transactions:
   - Contract purchases                              6,109             817            8,136      11,315
   - Contract withdrawals                           (1,596)         (4,953)          (3,513)     (3,167)
   - Contract transfers                             21,005           4,163           18,788       1,865
                                                  --------        --------         --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           25,518              27           23,411      10,013
                                                  --------        --------         --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             16,256         (56,685)          25,192      (6,748)
                                                  --------        --------         --------    --------
NET ASSETS AT DECEMBER 31, 2008                     19,686          81,245           50,062      27,100
Changes From Operations:
   - Net investment income (loss)                      504           2,245            8,535         916
   - Net realized gain (loss) on investments        (4,471)          2,697              289      (2,215)
   - Net change in unrealized appreciation on
     investments                                    10,011          24,169            3,512      10,408
                                                  --------        --------         --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   6,044          29,111           12,336       9,109
Changes From Unit Transactions:
   - Contract purchases                              8,486             818           21,350       7,175
   - Contract withdrawals                           (1,579)         (3,513)          (6,122)     (2,727)
   - Contract transfers                            (20,183)            934           38,226        (727)
                                                  --------        --------         --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (13,276)         (1,761)          53,454       3,721
                                                  --------        --------         --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (7,232)         27,350           65,790      12,830
                                                  --------        --------         --------    --------
NET ASSETS AT DECEMBER 31, 2009                   $ 12,454        $108,595         $115,852    $ 39,930
                                                  ========        ========         ========    ========

                                                       FTVIPT                          JANUS           JANUS
                                                     TEMPLETON         JANUS       ASPEN SERIES    ASPEN SERIES
                                                 GROWTH SECURITIES  ASPEN SERIES     BALANCED       ENTERPRISE
                                                      CLASS 2         BALANCED    SERVICE SHARES  SERVICE SHARES
                                                     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                         $19,530         $287,768       $ 35,404        $ 74,751
Changes From Operations:
   - Net investment income (loss)                         155            4,665             18            (423)
   - Net realized gain (loss) on investments            1,028           25,351          5,787           5,449
   - Net change in unrealized appreciation or
     depreciation on investments                       (9,966)         (74,658)        (6,942)        (33,553)
                                                      -------         --------       --------        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (8,783)         (44,642)        (1,137)        (28,527)
Changes From Unit Transactions:
   - Contract purchases                                 2,721           11,927            275           1,030
   - Contract withdrawals                              (1,347)         (31,360)       (30,453)        (11,337)
   - Contract transfers                                   690           (4,521)          (316)         (3,958)
                                                      -------         --------       --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               2,064          (23,954)       (30,494)        (14,265)
                                                      -------         --------       --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (6,719)         (68,596)       (31,631)        (42,792)
                                                      -------         --------       --------        --------
NET ASSETS AT DECEMBER 31, 2008                        12,811          219,172          3,773          31,959
Changes From Operations:
   - Net investment income (loss)                         313            4,841            201            (253)
   - Net realized gain (loss) on investments             (487)           7,255            152          (2,054)
   - Net change in unrealized appreciation on
     investments                                        3,783           39,016          1,432          13,659
                                                      -------         --------       --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      3,609           51,112          1,785          11,352
Changes From Unit Transactions:
   - Contract purchases                                   180           11,987            272             500
   - Contract withdrawals                              (1,123)          (9,265)          (409)        (10,746)
   - Contract transfers                                   315          (35,209)        12,795             269
                                                      -------         --------       --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                (628)         (32,487)        12,658          (9,977)
                                                      -------         --------       --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 2,981           18,625         14,443           1,375
                                                      -------         --------       --------        --------
NET ASSETS AT DECEMBER 31, 2009                       $15,792         $237,797       $ 18,216        $ 33,334
                                                      =======         ========       ========        ========

See accompanying notes.

                                                   JANUS ASPEN                  JANUS ASPEN        LVIP           LVIP
                                                  SERIES GLOBAL  JANUS ASPEN      SERIES       BARON GROWTH  COHEN & STEERS
                                                   TECHNOLOGY      SERIES        WORLDWIDE    OPPORTUNITIES      GLOBAL
                                                 SERVICE SHARES   WORLDWIDE   SERVICE SHARES  SERVICE CLASS    REAL ESTATE
                                                   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                        $13,070       $200,905       $ 29,108      $ 250,341        $    --
Changes From Operations:
   - Net investment income (loss)                        (77)           690             53         (1,490)            57
   - Net realized gain (loss) on investments               4          1,012            (52)        37,377            (40)
   - Net change in unrealized appreciation or
     depreciation on investments                      (5,911)       (91,644)       (13,310)      (154,319)        (2,607)
                                                     -------       --------       --------      ---------        -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (5,984)       (89,942)       (13,309)      (118,432)        (2,590)
Changes From Unit Transactions:
   - Contract purchases                                1,044         11,721          1,263         22,367            584
   - Contract withdrawals                               (544)       (21,709)          (771)       (12,585)          (228)
   - Contract transfers                                   85          8,857             --          6,026          7,350
                                                     -------       --------       --------      ---------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                585         (1,131)           492         15,808          7,706
                                                     -------       --------       --------      ---------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (5,399)       (91,073)       (12,817)      (102,624)         5,116
                                                     -------       --------       --------      ---------        -------
NET ASSETS AT DECEMBER 31, 2008                        7,671        109,832         16,291        147,717          5,116
Changes From Operations:
   - Net investment income (loss)                        (87)           817             90         (1,266)           (32)
   - Net realized gain (loss) on investments             (26)        (7,020)          (250)        (5,180)           697
   - Net change in unrealized appreciation on
     investments                                       4,985         47,422          6,091         59,322          3,094
                                                     -------       --------       --------      ---------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     4,872         41,219          5,931         52,876          3,759
Changes From Unit Transactions:
   - Contract purchases                                1,043         12,479            830          2,300          2,861
   - Contract withdrawals                               (604)        (8,202)          (697)       (13,958)          (459)
   - Contract transfers                                  595        (15,879)            --           (296)        (8,041)
                                                     -------       --------       --------      ---------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              1,034        (11,602)           133        (11,954)        (5,639)
                                                     -------       --------       --------      ---------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                5,906         29,617          6,064         40,922         (1,880)
                                                     -------       --------       --------      ---------        -------
NET ASSETS AT DECEMBER 31, 2009                      $13,577       $139,449       $ 22,355      $ 188,639        $ 3,236
                                                     =======       ========       ========      =========        =======

                                                     LVIP                   LVIP DELAWARE     LVIP
                                                   COLUMBIA        LVIP      FOUNDATION     DELAWARE
                                                     VALUE       DELAWARE    AGGRESSIVE      GROWTH
                                                 OPPORTUNITIES     BOND      ALLOCATION    AND INCOME
                                                  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                       $     --     $ 831,329     $ 58,850     $ 49,174
Changes From Operations:
   - Net investment income (loss)                         58        28,967        1,385          448
   - Net realized gain (loss) on investments           8,277        (4,624)      (3,105)       4,347
   - Net change in unrealized appreciation or
     depreciation on investments                     (18,293)      (53,531)     (12,942)     (23,673)
                                                    --------     ---------     --------     --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (9,958)      (29,188)     (14,662)     (18,878)
Changes From Unit Transactions:
   - Contract purchases                                6,541        79,101       33,241        1,203
   - Contract withdrawals                             (1,713)     (115,849)      (8,292)      (1,871)
   - Contract transfers                               29,393       (72,250)     (48,363)      10,078
                                                    --------     ---------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             34,221      (108,998      (23,414)       9,410
                                                    --------     ---------     --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               24,263      (138,186)     (38,076)      (9,468)
                                                    --------     ---------     --------     --------
NET ASSETS AT DECEMBER 31, 2008                       24,263       693,143       20,774       39,706
Changes From Operations:
   - Net investment income (loss)                        (73)       24,202           (2)         291
   - Net realized gain (loss) on investments         (17,060)       (2,324)      (5,039)      (1,729)
   - Net change in unrealized appreciation on
     investments                                      18,293        92,022       10,280       11,840
                                                    --------     ---------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     1,160       113,900        5,239       10,402
Changes From Unit Transactions:
   - Contract purchases                                   --        61,276        4,827        4,000
   - Contract withdrawals                             (1,293)      (91,209)      (2,315)      (2,360)
   - Contract transfers                              (24,130)      (43,537)     (21,282)          16
                                                    --------     ---------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (25,423)      (73,470)     (18,770)       1,656
                                                    --------     ---------     --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (24,263)       40,430      (13,531)      12,058
                                                    --------     ---------     --------     --------
NET ASSETS AT DECEMBER 31, 2009                     $     --     $ 733,573     $  7,243     $ 51,764
                                                    ========     =========     ========     ========

                                                    LVIP
                                                  DELAWARE    LVIP JANUS   LVIP MARSICO
                                                   SOCIAL      CAPITAL     INTERNATIONAL     LVIP
                                                  AWARENESS  APPRECIATION     GROWTH       MFS VALUE
                                                 SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                      $13,273     $102,164       $    --      $  1,463
Changes From Operations:
   - Net investment income (loss)                       17          (92)           18           987
   - Net realized gain (loss) on investments           788        4,666            72         1,556
   - Net change in unrealized appreciation or
     depreciation on investments                    (5,780)     (39,120)       (1,104)      (32,396)
                                                   -------     --------       -------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (4,975)     (34,546)       (1,014)      (29,853)
Changes From Unit Transactions:
   - Contract purchases                              1,389          703         2,724        13,258
   - Contract withdrawals                             (668)     (21,302)         (502)       (5,761)
   - Contract transfers                                192       (1,376)           --       123,395
                                                   -------     --------       -------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              913      (21,975)        2,222       130,892
                                                   -------     --------       -------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (4,062)     (56,521)        1,208       101,039
                                                   -------     --------       -------      --------
NET ASSETS AT DECEMBER 31, 2008                      9,211       45,643         1,208       102,502
Changes From Operations:
   - Net investment income (loss)                       (6)          48            17          (236)
   - Net realized gain (loss) on investments           486         (819)         (110)      (19,627)
   - Net change in unrealized appreciation on
     investments                                     2,568       17,920         1,363        31,061
                                                   -------     --------       -------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   3,048       17,149         1,270        11,198
Changes From Unit Transactions:
   - Contract purchases                              1,390        1,219         2,707         2,265
   - Contract withdrawals                             (726)      (4,974)         (439)       (4,942)
   - Contract transfers                                230        1,405            --       (93,163)
                                                   -------     --------       -------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              894       (2,350)        2,268       (95,840)
                                                   -------     --------       -------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              3,942       14,799         3,538       (84,642)
                                                   -------     --------       -------      --------
NET ASSETS AT DECEMBER 31, 2009                    $13,153     $ 60,442       $ 4,746      $ 17,860
                                                   =======     ========       =======      ========

See accompanying notes.

                                                                  LVIP
                                                    LVIP        MONDRIAN                                LVIP SSGA
                                                  MID-CAP    INTERNATIONAL  LVIP MONEY  LVIP SSGA       DEVELOPED
                                                   VALUE         VALUE        MARKET    BOND INDEX  INTERNATIONAL 150
                                                 SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                      $   --      $ 404,105    $ 414,885    $    --          $   --
Changes From Operations:
   - Net investment income (loss)                      --         13,003        5,213         --              --
   - Net realized gain (loss) on investments           18         24,200            2         --              --
   - Net change in unrealized appreciation or
     depreciation on investments                     (207)      (175,214)          --         --              --
                                                   ------      ---------    ---------    -------          ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (189)      (138,011)       5,215         --              --
Changes From Unit Transactions:
   - Contract purchases                                --         26,425      761,670         --              --
   - Contract withdrawals                             (68)       (16,830)     (76,231)        --              --
   - Contract transfers                               590        (27,776)    (767,297)        --              --
                                                   ------      ---------    ---------    -------          ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             522        (18,181)     (81,858)        --              --
                                                   ------      ---------    ---------    -------          ------
TOTAL INCREASE (DECREASE) IN NET ASSETS               333       (156,192)     (76,643)        --              --
                                                   ------      ---------    ---------    -------          ------
NET ASSETS AT DECEMBER 31, 2008                       333        247,913      338,242         --              --
Changes From Operations:
   - Net investment income (loss)                       1          6,505       (1,753)     1,145             107
   - Net realized gain (loss) on investments           (9)        (4,986)           6         13               4
   - Net change in unrealized appreciation on
     investments                                      367         48,032           --        158             451
                                                   ------      ---------    ---------    -------          ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    359         49,551       (1,747)     1,316             562
Changes From Unit Transactions:
   - Contract purchases                               600         20,480       39,170      3,530             617
   - Contract withdrawals                            (134)       (24,783)     (26,793)      (944)           (127)
   - Contract transfers                               (82)         1,921      144,553     80,632           8,881
                                                   ------      ---------    ---------    -------          ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             384         (2,382)     156,930     83,218           9,371
                                                   ------      ---------    ---------    -------          ------
TOTAL INCREASE (DECREASE) IN NET ASSETS               743         47,169      155,183     84,534           9,933
                                                   ------      ---------    ---------    -------          ------
NET ASSETS AT DECEMBER 31, 2009                    $1,076      $ 295,082    $ 493,425    $84,534          $9,933
                                                   ======      =========    =========    =======          ======

                                                  LVIP SSGA     LVIP SSGA
                                                   EMERGING   INTERNATIONAL    LVIP SSGA      LVIP SSGA
                                                 MARKETS 100      INDEX      LARGE CAP 100  S&P 500 INDEX
                                                  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                      $   --        $    --        $    --       $ 10,354
Changes From Operations:
   - Net investment income (loss)                      --             --             --          5,751
   - Net realized gain (loss) on investments           --             --             --         (2,430)
   - Net change in unrealized appreciation or
     depreciation on investments                       --             --             --        (80,686)
                                                   ------        -------        -------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     --             --             --        (77,365)
Changes From Unit Transactions:
   - Contract purchases                                --             --             --        294,345
   - Contract withdrawals                              --             --             --        (47,452)
   - Contract transfers                                --             --             --             --
                                                   ------        -------        -------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              --             --             --        246,893
                                                   ------        -------        -------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                --             --             --        169,528
                                                   ------        -------        -------       --------
NET ASSETS AT DECEMBER 31, 2008                        --             --             --        179,882
Changes From Operations:
   - Net investment income (loss)                      76            364            222          2,034
   - Net realized gain (loss) on investments           67             42            132        (53,582)
   - Net change in unrealized appreciation on
     investments                                    1,136          5,153          2,443         95,071
                                                   ------        -------        -------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  1,279          5,559          2,797         43,523
Changes From Unit Transactions:
   - Contract purchases                               530            617          1,412         96,756
   - Contract withdrawals                            (111)          (313)          (296)       (17,152)
   - Contract transfers                             6,952         27,495         18,673        (32,500)
                                                   ------        -------        -------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           7,371         27,799         19,789         47,104
                                                   ------        -------        -------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             8,650         33,358         22,586         90,627
                                                   ------        -------        -------       --------
NET ASSETS AT DECEMBER 31, 2009                    $8,650        $33,358        $22,586       $270,509
                                                   ======        =======        =======       ========

                                                                              LVIP
                                                                         T. ROWE PRICE
                                                  LVIP SSGA   LVIP SSGA    STRUCTURED   LVIP TURNER
                                                  SMALL-CAP   SMALL-MID     MID-CAP       MID-CAP
                                                    INDEX      CAP 200       GROWTH        GROWTH
                                                 SUBACCOUNT  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                      $ 6,908     $   --       $25,756       $ 1,480
Changes From Operations:
   - Net investment income (loss)                      104         --          (110)          (21)
   - Net realized gain (loss) on investments         1,456         --           (88)        1,184
   - Net change in unrealized appreciation or
     depreciation on investments                    (8,297)        --        (8,979)       (4,431)
                                                   -------     ------       -------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (6,737)        --        (9,177)       (3,268)
Changes From Unit Transactions:
   - Contract purchases                              9,451         --         6,840           639
   - Contract withdrawals                           (1,927)        --        (2,027)         (256)
   - Contract transfers                              6,651         --         1,790         6,104
                                                   -------     ------       -------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           14,175         --         6,603         6,487
                                                   -------     ------       -------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS              7,438         --        (2,574)        3,219
                                                   -------     ------       -------       -------
NET ASSETS AT DECEMBER 31, 2008                     14,346         --        23,182         4,699
Changes From Operations:
   - Net investment income (loss)                      104         66          (110)          (39)
   - Net realized gain (loss) on investments          (413)        19          (715)         (149)
   - Net change in unrealized appreciation on
     investments                                     7,912        642        11,555         2,969
                                                   -------     ------       -------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   7,603        727        10,730         2,781
Changes From Unit Transactions:
   - Contract purchases                             10,870        353         6,841         1,239
   - Contract withdrawals                           (1,810)       (73)       (2,337)         (328)
   - Contract transfers                             10,483      4,621         1,559           588
                                                   -------     ------       -------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           19,543      4,901         6,063         1,499
                                                   -------     ------       -------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS             27,146      5,628        16,793         4,280
                                                   -------     ------       -------       -------
NET ASSETS AT DECEMBER 31, 2009                    $41,492     $5,628       $39,975       $ 8,979
                                                   =======     ======       =======       =======

See accompanying notes.

                                                     LVIP                       LVIP         LVIP         LVIP
                                                 WELLS FARGO      LVIP        WILSHIRE     WILSHIRE     WILSHIRE
                                                  INTRINSIC   WILSHIRE 2030  AGGRESSIVE  CONSERVATIVE   MODERATE
                                                    VALUE        PROFILE      PROFILE      PROFILE      PROFILE
                                                  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                      $ 3,815      $     --      $ 29,550     $ 23,507     $112,004
Changes From Operations:
   - Net investment income (loss)                       93         1,580           (46)       1,417        2,522
   - Net realized gain (loss) on investments           650          (459)          604           65        2,138
   - Net change in unrealized appreciation or
     depreciation on investments                    (3,633)      (63,063)      (15,785)     (16,727)     (47,851)
                                                   -------      --------      --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (2,890)      (61,942)      (15,227)     (15,245)     (43,191)
Changes From Unit Transactions:
   - Contract purchases                                501            --         4,677        8,195       24,211
   - Contract withdrawals                             (279)       (2,146)       (2,034)      (3,628)      (5,658)
   - Contract transfers                              5,015       280,337         5,743       61,807       52,594
                                                   -------      --------      --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            5,237       278,191         8,386       66,374       71,147
                                                   -------      --------      --------     --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              2,347       216,249        (6,841)      51,129       27,956
                                                   -------      --------      --------     --------     --------
NET ASSETS AT DECEMBER 31, 2008                      6,162       216,249        22,709       74,636      139,960
Changes From Operations:
   - Net investment income (loss)                        4         2,629         1,491        4,025        5,054
   - Net realized gain (loss) on investments        (1,006)        1,043           528         (235)      (2,500)
   - Net change in unrealized appreciation on
     investments                                     2,299        53,875         4,651       17,713       37,789
                                                   -------      --------      --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   1,297        57,547         6,670       21,503       40,343
Changes From Unit Transactions:
   - Contract purchases                                 10            --           500       21,807       31,167
   - Contract withdrawals                           (2,777)       (6,811)       (1,815)      (6,117)      (6,824)
   - Contract transfers                               (400)           --           315       21,541      (51,166)
                                                   -------      --------      --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (3,167)       (6,811)       (1,000)      37,231      (26,823)
                                                   -------      --------      --------     --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (1,870)       50,736         5,670       58,734       13,520
                                                   -------      --------      --------     --------     --------
NET ASSETS AT DECEMBER 31, 2009                    $ 4,292      $266,985      $ 28,379     $133,370     $153,480
                                                   =======      ========      ========     ========     ========

                                                    LVIP
                                                  WILSHIRE       M FUND        M FUND
                                                 MODERATELY     BRANDES       FRONTIER
                                                 AGGRESSIVE  INTERNATIONAL    CAPITAL      MFS VIT
                                                  PROFILE        EQUITY     APPRECIATION    GROWTH
                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                    $   4,449     $ 26,419       $ 8,858     $ 231,289
Changes From Operations:
   - Net investment income (loss)                      588          802           (46)         (942)
   - Net realized gain (loss) on investments          (239)       2,042           215         4,086
   - Net change in unrealized appreciation or
     depreciation on investments                    (7,928)     (16,423)       (3,998)      (72,100)
                                                 ---------     --------       -------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (7,579)     (13,579)       (3,829)      (68,956)
Changes From Unit Transactions:
   - Contract purchases                            226,245        9,000           670        19,942
   - Contract withdrawals                          (19,826)      (1,413)         (230)      (13,529)
   - Contract transfers                             41,819           --           159       (67,909)
                                                 ---------     --------       -------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          248,238        7,587           599       (61,496)
                                                 ---------     --------       -------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            240,659       (5,992)       (3,230)     (130,452)
                                                 ---------     --------       -------     ---------
NET ASSETS AT DECEMBER 31, 2008                    245,108       20,427         5,628       100,837
Changes From Operations:
   - Net investment income (loss)                    5,224          400           (34)         (551)
   - Net realized gain (loss) on investments         1,926         (837)         (367)       (1,430)
   - Net change in unrealized appreciation on
     investments                                    21,341        5,282         2,869        39,584
                                                 ---------     --------       -------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  28,491        4,845         2,468        37,603
Changes From Unit Transactions:
   - Contract purchases                             40,565           --            --         7,473
   - Contract withdrawals                         (192,584)        (978)         (219)       (5,177)
   - Contract transfers                             43,327           --          (442)       (3,103)
                                                 ---------     --------       -------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (108,692)        (978)         (661)         (807)
                                                 ---------     --------       -------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (80,201)       3,867         1,807        36,796
                                                 ---------     --------       -------     ---------
NET ASSETS AT DECEMBER 31, 2009                  $ 164,907     $ 24,294       $ 7,435     $ 137,633
                                                 =========     ========       =======     =========

                                                                             NB AMT
                                                    MFS VIT     MFS VIT      MID-CAP     NB AMT
                                                 TOTAL RETURN  UTILITIES     GROWTH     PARTNERS
                                                  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                      $165,317     $ 521,068   $ 770,212   $ 88,389
Changes From Operations:
   - Net investment income (loss)                     2,866         4,377      (4,593)      (168)
   - Net realized gain (loss) on investments          7,130        79,499      61,926     12,200
   - Net change in unrealized appreciation or
     depreciation on investments                    (48,379)     (324,505)   (421,677)   (61,150)
                                                   --------     ---------   ---------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (38,383)     (240,629)   (364,344)   (49,118)
Changes From Unit Transactions:
   - Contract purchases                              43,782       148,215      66,882      7,816
   - Contract withdrawals                           (45,635)      (38,726)    (35,259)    (4,292)
   - Contract transfers                              38,794        24,461      (1,133)     2,454
                                                   --------     ---------   ---------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            36,941       133,950      30,490      5,978
                                                   --------     ---------   ---------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (1,442)     (106,679)   (333,854    (43,140)
                                                   --------     ---------   ---------   --------
NET ASSETS AT DECEMBER 31, 2008                     163,875       414,389     436,358     45,249
Changes From Operations:
   - Net investment income (loss)                     4,885        19,012      (3,599)       987
   - Net realized gain (loss) on investments         (6,358)       (9,117)     (4,638)     2,559
   - Net change in unrealized appreciation on
     investments                                     29,156       154,097     137,071     20,251
                                                   --------     ---------   ---------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   27,683       163,992     128,834     23,797
Changes From Unit Transactions:
   - Contract purchases                              47,970       134,238      22,263         --
   - Contract withdrawals                           (18,674)      (37,247)    (33,941)    (3,710)
   - Contract transfers                             (17,892)       35,310     (25,876)      (113)
                                                   --------     ---------   ---------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            11,404       132,301     (37,554)    (3,823)
                                                   --------     ---------   ---------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              39,087       296,293      91,280     19,974
                                                   --------     ---------   ---------   --------
NET ASSETS AT DECEMBER 31, 2009                    $202,962     $ 710,682   $ 527,638   $ 65,223
                                                   ========     =========   =========   ========

See accompanying notes.

                                                               PIMCO VIT
                                                               COMMODITY      PUTNAM VT   PUTNAM VT
                                                              REAL RETURN      GLOBAL      GROWTH &
                                                   NB AMT    ADMINISTRATIVE  HEALTH CARE    INCOME
                                                   REGENCY       CLASS        CLASS IB     CLASS IB
                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                     $ 50,175       $    --        $3,116      $15,665
Changes From Operations:
   - Net investment income (loss)                      273            --           (22)         169
   - Net realized gain (loss) on investments          (549)           --            (9)       2,193
   - Net change in unrealized appreciation or
     depreciation on investments                   (22,336)           --          (498)      (8,440)
                                                  --------       -------        ------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (22,612)           --          (529)      (6,078)
Changes From Unit Transactions:
   - Contract purchases                              4,233            --           300           --
   - Contract withdrawals                           (2,744)           --          (317)        (251)
   - Contract transfers                              3,069            --          (449)          --
                                                  --------       -------        ------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            4,558            --          (466)        (251)
                                                  --------       -------        ------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (18,054)           --          (995)      (6,329)
                                                  --------       -------        ------      -------
NET ASSETS AT DECEMBER 31, 2008                     32,121            --         2,121        9,336
Changes From Operations:
   - Net investment income (loss)                      400         1,394           (17)         186
   - Net realized gain (loss) on investments        (3,615)        2,867           166         (223)
   - Net change in unrealized appreciation on
     investments                                    16,933           748           335        2,679
                                                  --------       -------        ------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  13,718         5,009           484        2,642
Changes From Unit Transactions:
   - Contract purchases                              2,139         6,308            --           --
   - Contract withdrawals                          (10,057)       (1,129)         (262)        (218)
   - Contract transfers                             (2,178)       28,630            74           --
                                                  --------       -------        ------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (10,096)       33,809          (188)        (218)
                                                  --------       -------        ------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS              3,622        38,818           296        2,424
                                                  --------       -------        ------      -------
NET ASSETS AT DECEMBER 31, 2009                   $ 35,743       $38,818        $2,417      $11,760
                                                  ========       =======        ======      =======

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: LLANY Separate Account R for Flexible Premium Variable Life Insurance (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (LNY) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on October 1, 1999, are part of the operations of LNY. The Variable Account consists of eight products which are listed below.

   -  Lincoln SVUL
   -  Lincoln SVUL-II
   -  Lincoln SVUL-III
   -  Lincoln SVUL-IV
   -  Lincoln SVUL(ONE)
   -  Lincoln SVUL(ONE) 2007
   -  Lincoln Momentum SVUL(ONE)
   -  Lincoln PreservationEdge SVUL

The assets of the Variable Account are owned by LNY. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of LNY.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of ninety-nine mutual funds (the Funds) of sixteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
   AIM V.I. Capital Appreciation Fund (Series I)
   AIM V.I. Core Equity Fund (Series I)
   AIM V.I. International Growth Fund (Series I)

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Portfolio (Class A)
   ABVPSF Growth and Income Portfolio (Class A)
   ABVPSF International Value Portfolio (Class A)
   ABVPSF Large Cap Growth Portfolio (Class A)
   ABVPSF Small/Mid Cap Value Portfolio (Class A)

American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection (Class 1)

American Funds Insurance Series (American Funds):
   American Funds Global Growth Fund (Class 2)
   American Funds Global Small Capitalization Fund (Class 2)
   American Funds Growth Fund (Class 2)
   American Funds Growth-Income Fund (Class 2)
   American Funds International Fund (Class 2)

BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation V.I. Fund (Class I)

Delaware VIP Trust (Delaware VIP)*:
   Delaware VIP Diversified Income Series (Standard Class)
   Delaware VIP Emerging Markets Series (Standard Class)
   Delaware VIP High Yield Series (Standard Class)
   Delaware VIP Limited-Term Diversified Income Series (Standard Class) Delaware VIP REIT Series (Standard Class)
   Delaware VIP Small Cap Value Series (Standard Class)
   Delaware VIP Trend Series (Standard Class)
   Delaware VIP U.S. Growth Series (Standard Class)
   Delaware VIP Value Series (Standard Class)

DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Alternative Asset Allocation Plus Fund (Class A)**
   DWS VIP Equity 500 Index Fund (Class A)
   DWS VIP Small Cap Index Fund (Class A)

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Contrafund Portfolio (Service Class)
   Fidelity VIP Equity-Income Portfolio (Service Class)
   Fidelity VIP Growth Portfolio (Service Class)
   Fidelity VIP Growth Opportunities Portfolio (Service Class)
   Fidelity VIP High Income Portfolio (Service Class)
   Fidelity VIP Mid Cap Portfolio (Service Class)
   Fidelity VIP Overseas Portfolio (Service Class)

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Fund (Class 1)
   FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 1)
   FTVIPT Mutual Shares Securities Fund (Class 1)
   FTVIPT Templeton Foreign Securities Fund (Class 2)
   FTVIPT Templeton Global Bond Securities Fund (Class 1)
   FTVIPT Templeton Growth Securities Fund (Class 1)
   FTVIPT Templeton Growth Securities Fund (Class 2)

Janus Aspen Series:
   Janus Aspen Series Balanced Portfolio
   Janus Aspen Series Balanced Portfolio (Service Shares)
   Janus Aspen Series Enterprise Portfolio (Service Shares)
   Janus Aspen Series Global Technology Portfolio (Service Shares)

   Janus Aspen Series Worldwide Portfolio
   Janus Aspen Series Worldwide Portfolio (Service Shares)

Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP Baron Growth Opportunities Fund**
   LVIP Baron Growth Opportunities Service Class Fund
   LVIP Capital Growth Fund**
   LVIP Cohen & Steers Global Real Estate Fund
   LVIP Columbia Value Opportunities Fund**
   LVIP Delaware Bond Fund
   LVIP Delaware Foundation Aggressive Allocation Fund
   LVIP Delaware Growth and Income Fund
   LVIP Delaware Social Awareness Fund
   LVIP Delaware Special Opportunities Fund**
   LVIP Global Income Fund**
   LVIP Janus Capital Appreciation Fund
   LVIP Marsico International Growth Fund
   LVIP MFS Value Fund
   LVIP Mid-Cap Value Fund
   LVIP Mondrian International Value Fund
   LVIP Money Market Fund
   LVIP SSgA Bond Index Fund
   LVIP SSgA Developed International 150 Fund
   LVIP SSgA Emerging Markets 100 Fund
   LVIP SSgA International Index Fund
   LVIP SSgA Large Cap 100 Fund LVIP SSgA S&P 500 Index Fund
   LVIP SSgA Small-Cap Index Fund
   LVIP SSgA Small-Mid Cap 200 Fund
   LVIP T. Rowe Price Growth Stock Fund**
   LVIP T. Rowe Price Structured Mid-Cap Growth Fund
   LVIP Templeton Growth Fund**
   LVIP Turner Mid-Cap Growth Fund
   LVIP Wells Fargo Intrinsic Value Fund
   LVIP Wilshire 2010 Profile Fund**
   LVIP Wilshire 2020 Profile Fund**
   LVIP Wilshire 2030 Profile Fund
   LVIP Wilshire 2040 Profile Fund**
   LVIP Wilshire Aggressive Profile Fund
   LVIP Wilshire Conservative Profile Fund
   LVIP Wilshire Moderate Profile Fund
   LVIP Wilshire Moderately Aggressive Profile Fund

M Fund, Inc. (M Fund):
   M Fund Brandes International Equity Fund
   M Fund Business Opportunity Value Fund**
   M Fund Frontier Capital Appreciation Fund
   M Fund M Large Cap Growth Fund **

MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Capital Opportunities Series (Initial Class)**
   MFS VIT Growth Series (Initial Class)
   MFS VIT Total Return Series (Initial Class)
   MFS VIT Utilities Series (Initial Class)

Neuberger Berman Advisers Management Trust (NB AMT):
   NB AMT Mid-Cap Growth Portfolio (I Class)
   NB AMT Partners Portfolio (I Class)
   NB AMT Regency Portfolio (I Class)

PIMCO Variable Insurance Trust (PIMCO VIT):
   PIMCO VIT Commodity Real Return Fund (Administrative Class)

Putnam Variable Trust (Putnam VT):
   Putnam VT Growth & Income Fund (Class IB)
   Putnam VT Health Sciences Fund (Class IB)

*    Denotes an affiliate of LNY.

**   Available funds with no money invested at December 31, 2009.

As of December 31, 2009, Delaware VIP Trust was an affiliate of LNY. On January 4, 2010, Lincoln National Corporation (the parent of LNY) sold Delaware Management Holdings Inc. and its subsidiaries, including Delaware Management Company, which is the investment advisor for the Delaware VIP Trust funds.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2009. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the FASB ASC (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of LNY, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2008, the LVIP SSgA Bond Index Fund, the LVIP SSgA Developed International 150 Fund, the LVIP SSgA Emerging Markets 100 Fund, the LVIP SSgA International Index Fund, the LVIP SSgA Large Cap 100 Fund and the LVIP SSgA Small-Mid Cap 200 Fund became available as investment options for account contract owners. Accordingly, the 2008 statement of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2008.

During 2008, the LVIP Value Opportunities Fund changed its name to the LVIP Columbia Value Opportunities Fund, the LVIP S&P 500 Index Fund changed its name to the LVIP SSgA S&P 500 Index Fund, the LVIP Small-Cap Index Fund changed its name to the LVIP SSgA Small-Cap Index Fund, the LVIP Mid-Cap Growth Fund changed its name to the LVIP Turner Mid-Cap Growth Fund and the MFS VIT Emerging Growth Series changed its name to the MFS VIT Growth Series.

During 2009, the BlackRock Global Allocation V.I. Fund, the DWS VIP Alternative Assets Allocation Plus Class A Fund, the LVIP Global Income Fund and the PIMCO VIT Commodity Real Return Administrative Class Fund became available as investment options for account contract owners. Accordingly, the 2009 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2009.

Also during 2009, the ABVPSF Global Technology Class A Fund changed its name to the ABVPSF Global Thematic Growth Class A Fund, the Delaware VIP Capital Reserves Standard Class Series changed its name to the Delaware VIP Limited-Term Diversified Income Standard Class Series, the FTVIPT Templeton Global Income Securities Class 1 Fund changed its name to the FTVIPT Templeton Global Bond Securities Class 1 Fund, the Janus Aspen Series Mid Cap Growth Service Shares Portfolio changed its name to the Janus Aspen Series Enterprise Service Shares Portfolio, the Janus Aspen Series Worldwide Growth Portfolio changed its name to the Janus Aspen Series Worldwide Portfolio, the Janus Aspen Series Worldwide Growth Service Shares Portfolio changed its name to the Janus Aspen Series Worldwide Service Shares Portfolio, the LVIP FI Equity-Income Fund changed its name to the LVIP Wells Fargo Intrinsic Value Fund, the M Fund Turner Core Growth Fund changed its name to the M Fund M Large Cap Growth Fund and the Putnam VT Health Sciences Class IB Fund changed its name to the Putnam VT Global Health Care Class IB Fund.

During 2009, the LVIP UBS Global Asset Allocation Fund merged into the LVIP Delaware Foundation Aggressive Allocation Fund.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to LNY for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations. The rates are as follows for the eight policy types within the Variable Account:

-    Lincoln SVUL - annual rate of .80%

-    Lincoln SVUL-II - annual rate of .80%

- Lincoln SVUL-III - annual rate of .80% for policy years one through nineteen and .40% thereafter

- Lincoln SVUL-IV - annual rate of .60% for policy years one through nineteen and .20% thereafter.

- Lincoln SVUL(ONE) - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter

- Lincoln Momentum SVUL(ONE) - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter

- Lincoln SVUL(ONE) 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter

- Lincoln PreservationEdge SVUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter.

Prior to the allocation of premiums to the Variable Account, LNY deducts a premium load of 7% in policy years 1-20 and 4% in policy years 21 and beyond for Lincoln SVULONE and Lincoln Momentum SVULONE, and 8% during the first year, 5% thereafter (4% thereafter for Lincoln SVUL IV) for all other products of each premium payment to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by LNY. The premium loads for the years ended December 31, 2009 and 2008, amounted to $103,434 and $203,565, respectively.

LNY charges a monthly administrative fee of $10 in all policy years. In addition, there is a monthly expense charge for the first ten years from issue date or increase in specified amount ranging from $0.01 to $1.42 per $1,000 of specified amount. These administrative fees are for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2009 and 2008, amounted to $504,294 and $490,609, respectively.

LNY assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of LNY and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2009 and 2008, amounted to $213,046 and $207,468, respectively.

Under certain circumstances, LNY reserves the right to apply a transfer fee of $25 for each transfer request in excess of 24 made during the year between variable subaccounts. For the years ended December 31, 2009 and 2008, no transfer fees were deducted from the variable subaccounts.

LNY, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the face amount of the policy and the issue age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln SVUL(ONE), Lincoln SVUL(ONE) 2007, Lincoln PreservationEdge SVUL, and Lincoln Momentum SVUL(ONE) products. For all other products, a 2% charge on the amount withdrawn is imposed, not to exceed $25 per partial surrender. For the years ended December 31, 2009 and 2008, $16,530 and $39,606 of full surrender charges and partial surrender administrative charges were deducted from the variable subaccounts.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2009, follows.

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION
            2009                 0.80%    0.80%     $ 5.39    $ 9.78       58,719  $  317,299      20.11%     20.11%       0.64%
            2008                 0.80%    0.80%       4.49      8.14       59,761     268,728     -42.95%    -42.95%       0.00%
            2007                 0.80%    0.80%       7.86     14.27       61,785     486,519      11.08%     11.12%       0.00%
            2006       4/26/06   0.80%    0.80%       7.08     12.84       68,327     483,976      -1.71%     -1.69%       0.05%
AIM V.I. CORE EQUITY
            2009                 0.80%    0.80%       9.07      9.07       34,592     313,760      27.28%     27.28%       1.87%
            2008                 0.80%    0.80%       7.13      7.13       36,141     257,560     -30.70%    -30.70%       2.34%
            2007                 0.80%    0.80%      10.28     10.28       38,959     400,622       7.26%      7.26%       1.12%
            2006       4/28/06   0.80%    0.80%       9.59      9.59       40,734     390,538       8.58%      8.58%       0.51%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH
            2009                 0.80%    0.80%     $13.73    $22.05        7,356  $  104,967      34.16%     34.17%       1.58%
            2008                 0.80%    0.80%      10.23     16.44        7,221      76,440     -40.87%    -40.86%       0.56%
            2007                 0.80%    0.80%      17.30     21.87        7,152     127,756      13.81%     13.81%       0.45%
            2006                 0.80%    0.80%      15.20     19.22        6,093      95,184      27.21%     27.24%       1.03%
            2005                 0.80%    0.80%      11.95     15.11        6,534      78,372      16.99%     17.17%       0.70%
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
            2009                 0.60%    0.80%      11.68     15.59       10,394     122,083      52.26%     52.57%       0.00%
            2008                 0.60%    0.80%       7.67     10.24       10,909      84,213     -47.79%    -47.68%       0.00%
            2007                 0.60%    0.80%      14.69     19.61       10,434     154,015      19.24%     19.48%       0.00%
            2006                 0.60%    0.80%      12.32     16.44       10,520     130,196       7.77%      7.77%       0.00%
            2005                 0.80%    0.80%      11.43     15.26        9,780     111,886       3.04%      3.04%       0.00%
ABVPSF GROWTH AND INCOME CLASS A
            2009                 0.50%    0.80%       8.38     13.30       11,892     124,330      19.85%     20.22%       4.22%
            2008                 0.50%    0.80%       6.97     11.09       11,896     103,835     -41.08%    -40.90%       2.17%
            2007                 0.50%    0.80%      14.06     18.83       13,574     201,146       4.27%      4.49%       1.46%
            2006                 0.60%    0.80%      14.76     18.06       11,416     167,079      16.35%     16.35%       1.37%
            2005                 0.80%    0.80%      12.21     15.52       11,223     142,116       4.03%      4.03%       1.47%
ABVPSF INTERNATIONAL VALUE CLASS A
            2009                 0.50%    0.60%       7.83      7.85        3,361      26,320      33.87%     34.01%       0.67%
            2008                 0.50%    0.60%       5.85      5.85        7,047      41,197     -53.46%    -53.46%       1.10%
            2007                 0.60%    0.80%      12.56     12.56        4,560      57,286       5.21%      5.21%       0.29%
            2006      11/17/06   0.60%    0.60%      11.94     11.94          411       4,913       6.50%      6.50%       0.00%
ABVPSF LARGE CAP GROWTH CLASS A
            2009                 0.80%    0.80%      10.29     10.29        2,463      27,809      36.42%     36.42%       0.04%
            2008                 0.80%    0.80%       7.54      7.54          311       2,348     -40.14%    -40.14%       0.00%
            2007       1/26/07   0.80%    0.80%      12.60     12.60          326       4,108      12.84%     12.84%       0.00%
ABVPSF SMALL/MID CAP VALUE CLASS A
            2009                 0.50%    0.80%       9.74     19.28       16,844     214,593      41.72%     42.14%       1.01%
            2008                 0.50%    0.80%       6.85     13.60       11,510     119,283     -36.09%    -35.90%       0.74%
            2007                 0.50%    0.80%      10.69     21.28       10,344     168,762       0.89%      1.20%       0.86%
            2006                 0.50%    0.80%      13.86     20.81        9,575     160,901      13.51%     13.73%       0.38%
            2005                 0.60%    0.80%      14.99     18.33        3,753      56,106       6.06%      6.09%       0.73%
AMERICAN CENTURY VP INFLATION PROTECTION
            2009                 0.50%    0.80%      12.09     12.73       11,992     149,241       9.58%      9.90%       2.05%
            2008                 0.50%    0.80%      11.00     11.61        8,420      95,611      -2.07%     -1.77%       5.02%
            2007                 0.50%    0.80%      11.20     11.86       10,099     116,847       8.80%      9.13%       4.83%
            2006                 0.50%    0.80%      10.64     10.64        7,154      76,021       1.28%      1.28%       3.41%
            2005                 0.60%    0.60%      10.51     10.51        2,683      28,189       1.20%      1.20%       5.12%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2009                 0.50%    0.80%      11.09     15.37        2,163      30,613      41.17%     41.58%       0.96%
            2008                 0.50%    0.80%       7.83     10.89        6,763      65,054     -38.88%    -38.70%       3.00%
            2007                 0.50%    0.80%      12.78     17.81          617       9,232      13.93%     14.43%       3.13%
            2006                 0.50%    0.80%      15.42     15.63          305       3,854      19.47%     19.76%       0.59%
            2005                 0.60%    0.80%      13.09     13.09           71         928      13.17%     13.17%       0.90%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2009                 0.50%    0.80%       9.72     25.47        9,250     135,140      60.00%     60.50%       0.29%
            2008                 0.50%    0.80%       8.34     15.92        7,304      78,727     -53.89%    -53.80%       0.00%
            2007                 0.60%    0.80%      18.10     34.52        7,350     172,519      20.46%     20.70%       2.93%
            2006                 0.60%    0.80%      15.02     28.66        6,972     134,558      23.06%     23.31%       0.47%
            2005                 0.60%    0.80%      12.21     23.29        2,400      39,220      24.33%     24.35%       0.97%
AMERICAN FUNDS GROWTH CLASS 2
            2009                 0.50%    0.80%       9.11     16.79      103,322   1,141,221      38.30%     38.72%       0.70%
            2008                 0.50%    0.80%       6.57     12.14       89,300     731,065     -44.42%    -44.25%       0.92%
            2007                 0.50%    0.80%      11.78     21.84       78,268   1,147,832      11.45%     11.79%       0.81%
            2006                 0.50%    0.80%      10.67     19.59       66,710     874,028       9.34%      9.56%       0.87%
            2005                 0.60%    0.80%       9.76     17.92       55,728     648,964      15.27%     15.50%       0.73%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2009                 0.50%    0.80%     $ 9.29    $14.82       75,249  $  808,419      30.19%     30.59%       1.80%
            2008                 0.50%    0.80%       7.11     11.39       55,847     482,464     -38.34%    -38.16%       1.94%
            2007                 0.50%    0.80%      11.50     18.47       43,924     625,169       4.21%      4.52%       1.68%
            2006                 0.50%    0.80%      13.20     17.72       31,964     447,512      14.28%     14.51%       1.78%
            2005                 0.60%    0.80%      11.52     15.51       21,808     282,826       4.99%      5.21%       1.31%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2009                 0.50%    0.80%      10.83     22.86       58,787     897,497      41.93%     42.36%       1.58%
            2008                 0.50%    0.80%       7.61     16.11       55,813     632,507     -42.59%    -42.41%       2.29%
            2007                 0.50%    0.80%      13.21     28.05       41,071     813,698      19.07%     19.42%       1.84%
            2006                 0.50%    0.80%      16.67     23.56       21,291     369,271      18.03%     18.27%       2.21%
            2005                 0.60%    0.80%      14.09     19.96        8,141     140,624      20.54%     20.78%       1.65%
BLACKROCK GLOBAL ALLOCATION V.I.
            2009       8/27/09   0.60%    0.80%      11.65     11.67       10,045     117,154       6.22%      8.06%       1.34%
DELAWARE VIP DIVERSIFIED INCOME
            2009                 0.50%    0.80%      13.71     14.83       10,598     153,549      25.95%     26.33%       6.34%
            2008                 0.50%    0.80%      10.85     11.77       12,582     145,622      -5.30%     -5.02%       4.00%
            2007                 0.50%    0.80%      11.43     12.43       14,259     174,484       6.77%      7.10%       2.89%
            2006                 0.50%    0.80%      11.44     11.64        8,163      93,195       7.06%      7.27%       1.18%
            2005       2/14/05   0.60%    0.80%      10.66     10.87        3,515      37,990      -1.17%     -0.55%       0.21%
DELAWARE VIP EMERGING MARKETS
            2009                 0.50%    0.80%      13.53     42.76       19,096     431,582      76.70%     77.23%       1.23%
            2008                 0.50%    0.80%       7.63     24.20       17,350     245,620     -51.94%    -51.80%       1.54%
            2007                 0.50%    0.80%      15.83     50.36       13,622     439,481      37.75%     38.17%       1.57%
            2006                 0.50%    0.80%      20.48     36.56       14,575     355,248      26.12%     26.37%       1.08%
            2005                 0.60%    0.80%      16.21     28.99        7,911     183,496      26.47%     26.72%       0.23%
DELAWARE VIP HIGH YIELD
            2009                 0.50%    0.80%      12.40     18.88       11,318     180,675      47.79%     48.23%       7.88%
            2008                 0.50%    0.80%       8.36     12.78       14,796     159,085     -24.78%    -24.55%       8.43%
            2007                 0.50%    0.80%      11.08     16.98       14,257     208,007       1.97%      2.28%       6.22%
            2006                 0.50%    0.80%      12.57     16.66       12,885     189,120      11.55%     11.78%       6.01%
            2005                 0.60%    0.80%      11.25     14.93       10,117     139,007       2.76%      2.96%       6.09%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME
            2009       2/12/09   0.60%    0.80%      11.81     12.10        3,584      43,128       2.22%      9.69%       3.13%
DELAWARE VIP REIT
            2009                 0.50%    0.80%       8.09     24.72       30,939     418,076      22.33%     22.70%       4.13%
            2008                 0.50%    0.80%       6.59     20.21       25,322     288,278     -35.58%    -35.39%       2.28%
            2007                 0.50%    0.80%      10.20     31.37       22,296     410,052     -14.63%    -14.37%       1.21%
            2006                 0.50%    0.80%      17.24     36.75       16,869     392,298      31.57%     31.83%       1.81%
            2005                 0.60%    0.80%      13.08     27.93       13,379     281,417       6.32%      6.52%       1.62%
DELAWARE VIP SMALL CAP VALUE
            2009                 0.50%    0.80%       8.85     23.10       46,925     790,130      30.78%     31.20%       0.93%
            2008                 0.50%    0.80%       6.74     17.67       44,319     582,703     -30.44%    -30.23%       0.63%
            2007                 0.50%    0.80%       9.66     25.39       39,881     774,557      -7.37%     -7.10%       0.48%
            2006                 0.50%    0.80%      14.99     27.41       35,931     781,131      15.26%     15.49%       0.24%
            2005                 0.60%    0.80%      15.72     23.78       33,482     661,578       8.55%      8.55%       0.35%
DELAWARE VIP TREND
            2009                 0.50%    0.80%       8.67     15.77       17,152     208,669      53.49%     53.95%       0.00%
            2008                 0.50%    0.80%       5.63     10.28       16,800     132,309     -47.16%    -47.00%       0.00%
            2007                 0.50%    0.80%      10.63     19.45       15,316     231,499       9.87%     10.20%       0.00%
            2006                 0.50%    0.80%      12.88     17.70       13,556     195,607       6.73%      6.95%       0.00%
            2005                 0.60%    0.80%      12.04     16.58       14,091     190,906       5.01%      5.22%       0.00%
DELAWARE VIP U.S. GROWTH
            2009                 0.60%    0.80%      10.21     13.25       25,064     281,261      42.15%     42.44%       0.12%
            2008                 0.60%    0.80%       7.19      9.32        7,155      53,077     -43.12%    -43.00%       0.04%
            2007                 0.60%    0.80%      12.63     16.38        7,114      92,351      11.66%     11.89%       0.00%
            2006                 0.60%    0.80%      11.31     14.67        7,215      83,707       1.50%      1.70%       0.00%
            2005                 0.60%    0.80%      11.14     14.46        4,988      58,895      13.73%     13.96%       0.62%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP VALUE
            2009                 0.50%    0.80%     $ 8.72    $14.54        6,666  $   70,703      17.02%     17.38%       3.92%
            2008                 0.50%    0.80%       7.43     12.43       10,714      98,476     -33.96%    -33.76%       2.98%
            2007                 0.50%    0.80%      11.21     18.82       12,021     173,285      -3.50%     -3.21%       0.84%
            2006                 0.50%    0.80%      14.52     19.50        3,523      52,684      23.11%     23.36%       1.44%
            2005                 0.60%    0.80%      15.84     15.84        1,794      25,931       5.18%      5.18%       1.68%
DWS VIP EAFE EQUITY INDEX CLASS A
            2005                 0.00%    0.00%         --        --           --          --       0.00%      0.00%       2.82%
DWS VIP EQUITY 500 INDEX CLASS A
            2009                 0.50%    0.80%       9.08     13.99       32,303     342,504      25.32%     25.69%       2.77%
            2008                 0.50%    0.80%       7.22     11.16       42,359     350,128     -37.65%    -37.47%       2.41%
            2007                 0.50%    0.80%      11.55     17.90       41,752     552,857       4.46%      4.77%       1.50%
            2006                 0.50%    0.80%      11.69     17.14       41,985     526,729      14.60%     14.83%       1.15%
            2005                 0.60%    0.80%      10.20     14.95       41,168     444,860       3.84%      4.05%       1.59%
DWS VIP SMALL CAP INDEX CLASS A
            2009                 0.50%    0.80%       8.36     17.18       12,064     155,611      25.56%     25.94%       1.72%
            2008                 0.50%    0.80%       6.64     13.68       11,493     120,697     -34.65%    -34.45%       1.57%
            2007                 0.50%    0.80%      10.13     20.94       10,775     177,030      -2.68%     -2.39%       0.85%
            2006                 0.50%    0.80%      16.60     21.52        9,446     162,843      16.55%     16.56%       0.62%
            2005                 0.80%    0.80%      14.25     18.46        7,804     121,559       3.39%      3.43%       0.66%
FIDELITY VIP CONTRAFUND SERVICE CLASS
            2009                 0.50%    0.80%       9.53     17.43       58,516     807,561      34.58%     34.99%       1.37%
            2008                 0.50%    0.80%       7.06     12.95       54,181     553,682     -43.07%    -42.90%       0.95%
            2007                 0.50%    0.80%      12.36     22.75       51,668     929,767      16.57%     16.92%       1.05%
            2006                 0.50%    0.80%      14.60     19.51       35,564     565,464      10.70%     10.92%       1.27%
            2005                 0.60%    0.80%      14.72     17.63       26,450     396,351      15.92%     15.92%       0.15%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
            2009                 0.80%    0.80%      11.09     13.82       11,033     123,084      28.99%     29.00%       2.38%
            2008                 0.80%    0.80%       8.60     10.71       10,739      92,747     -43.16%    -43.16%       2.84%
            2007                 0.80%    0.80%      15.13     15.13        9,467     143,805       0.61%      0.61%       1.80%
            2006                 0.80%    0.80%      15.03     15.03        9,084     136,565      19.12%     19.12%       3.25%
            2005                 0.80%    0.80%      12.62     12.62        8,972     113,229       4.92%      4.92%       1.55%
FIDELITY VIP GROWTH SERVICE CLASS
            2009                 0.50%    0.80%       6.01     10.08        1,256      10,696      27.00%     27.51%       0.40%
            2008                 0.50%    0.80%       4.73      7.93        1,106       7,312     -47.66%    -47.50%       0.94%
            2007                 0.50%    0.80%       9.05     15.15          822      10,080      25.81%     26.19%       0.77%
            2006                 0.50%    0.80%       7.19     15.48          928       9,625       5.83%      5.90%       0.39%
            2005                 0.80%    0.80%       6.79     14.62        1,794      13,304       4.78%      4.89%       0.39%
FIDELITY VIP GROWTH OPPORTUNITIES SERVICE CLASS
            2009                 0.80%    0.80%       7.12      7.12        7,007      49,924      44.56%     44.56%       0.41%
            2008                 0.80%    0.80%       4.93      4.93        6,051      29,823     -55.42%    -55.42%       0.37%
            2007                 0.80%    0.80%      11.06     11.06        5,516      60,986      22.06%     22.06%       0.00%
            2006                 0.80%    0.80%       9.06      9.06        5,178      46,900       4.46%      4.46%       0.55%
            2005                 0.80%    0.80%       8.67      8.67        4,677      40,555       7.99%      7.99%       0.76%
FIDELITY VIP HIGH INCOME SERVICE CLASS
            2009                 0.80%    0.80%      12.00     12.00       11,910     142,980      42.63%     42.63%       7.93%
            2008                 0.80%    0.80%       8.42      8.42       13,145     110,639     -25.66%    -25.66%      10.06%
            2007                 0.80%    0.80%      11.32     11.32       13,891     157,279       1.84%      1.84%       8.19%
            2006                 0.80%    0.80%      11.12     11.12       14,197     157,832      10.29%     10.29%       7.76%
            2005                 0.80%    0.80%      10.08     10.08       14,569     146,866       1.71%      1.71%      14.84%
FIDELITY VIP MID CAP SERVICE CLASS
            2009                 0.60%    0.80%      10.08     13.10       21,300     256,398      38.90%     39.18%       0.76%
            2008                 0.60%    0.80%       7.25      9.41       10,610      99,158     -39.99%    -39.87%       0.36%
            2007                 0.60%    0.80%      15.65     15.65        6,809     105,354      14.80%     14.80%       0.65%
            2006       7/14/06   0.60%    0.60%      13.63     13.63        3,573      48,720       9.16%      9.16%       0.00%
FIDELITY VIP OVERSEAS SERVICE CLASS
            2009                 0.60%    0.80%      13.34     18.42        8,846     121,883      25.43%     25.68%       2.18%
            2008                 0.60%    0.80%      10.62     14.69        8,490      93,347     -44.31%    -44.20%       2.64%
            2007                 0.60%    0.80%      19.03     26.37        8,452     166,816      16.27%     16.51%       3.17%
            2006                 0.60%    0.80%      16.33     22.68        8,180     139,172      16.99%     17.24%       0.76%
            2005                 0.60%    0.80%      14.51     19.39        8,078     117,538      18.02%     18.03%       0.56%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES
            2009                 0.60%    0.60%     $11.08    $11.08        5,940  $   57,274      35.07%     35.07%       8.35%
            2008                 0.50%    0.60%       8.20      8.20        4,068      33,398     -29.83%    -29.83%       6.81%
            2007                 0.60%    0.80%      11.69     11.69        2,115      24,714       3.39%      3.39%       3.27%
            2006      11/17/06   0.60%    0.60%      11.30     11.30          827       9,346       1.89%      1.89%       0.00%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES
            2009                 0.50%    0.80%       9.08     16.02        4,746      53,876      42.76%     43.23%       0.00%
            2008                 0.50%    0.80%       6.34     11.22        4,603      36,405     -42.81%    -42.63%       0.00%
            2007                 0.50%    0.80%      11.05     19.62        3,216      45,075      10.56%     10.97%       0.00%
            2006                 0.50%    0.80%      12.77     17.74        2,542      32,661       8.07%      8.30%       0.00%
            2005                 0.60%    0.80%      12.61     16.42        1,091      13,578       4.23%      4.26%       0.00%
FTVIPT MUTUAL SHARES SECURITIES
            2009                 0.50%    0.60%       9.22      9.25        1,350      12,454      25.59%     25.74%       2.94%
            2008                 0.50%    0.60%       7.34      7.34        2,676      19,686     -37.31%    -37.31%       3.74%
            2007        6/4/07   0.60%    0.60%      11.71     11.71          293       3,430      -6.70%     -6.70%       1.67%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
            2009                 0.80%    0.80%      14.16     14.16        7,670     108,595      35.95%     35.95%       3.26%
            2008                 0.80%    0.80%      10.41     10.41        7,802      81,245     -40.85%    -40.85%       2.39%
            2007                 0.80%    0.80%      17.61     17.61        7,834     137,930      14.54%     14.54%       1.96%
            2006                 0.80%    0.80%      15.37     15.37        7,760     119,288      20.48%     20.48%       1.27%
            2005                 0.80%    0.80%      12.76     12.76        8,922     113,834       9.29%      9.29%       1.13%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES
            2009                 0.60%    0.80%      14.52     15.48        7,562     115,852      18.03%     18.27%      12.31%
            2008                 0.60%    0.80%      12.30     13.09        3,865      50,062       5.61%      5.83%       2.95%
            2007                 0.60%    0.80%      12.37     12.37        2,051      24,870      10.67%     10.67%       3.24%
            2006       7/10/06   0.60%    0.60%      11.18     11.18          869       9,713       6.20%      6.20%       0.00%
FTVIPT TEMPLETON GROWTH SECURITIES
            2009                 0.50%    0.80%       8.79     15.72        4,013      39,930      30.27%     30.68%       3.52%
            2008                 0.50%    0.80%       6.73     12.07        3,611      27,100     -42.60%    -42.42%       2.14%
            2007                 0.50%    0.80%      11.68     21.02        2,517      33,848       1.71%      2.04%       1.54%
            2006                 0.50%    0.80%      15.77     20.67          731      11,609      21.23%     21.25%       1.42%
            2005                 0.80%    0.80%      13.01     17.04          553       7,754       8.18%      8.20%       1.23%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
            2009                 0.80%    0.80%      15.02     15.02        1,052      15,792      30.06%     30.06%       3.16%
            2008                 0.80%    0.80%      11.55     11.55        1,109      12,811     -42.78%    -42.78%       1.75%
            2007                 0.80%    0.80%      20.18     20.18          968      19,530       1.53%      1.53%       1.29%
            2006                 0.80%    0.80%      19.88     19.88        1,184      23,526      20.84%     20.84%       1.23%
            2005                 0.80%    0.80%      16.45     16.45        1,000      16,451       8.00%      8.00%       1.11%
JANUS ASPEN SERIES BALANCED
            2009                 0.80%    0.80%      16.36     16.36       14,537     237,797      24.88%     24.88%       2.94%
            2008                 0.80%    0.80%      13.10     13.10       16,732     219,172     -16.51%    -16.51%       2.64%
            2007                 0.80%    0.80%      15.69     15.69       18,343     287,768       9.66%      9.66%       2.58%
            2006                 0.80%    0.80%      14.31     14.31       17,144     245,280       9.84%      9.84%       2.18%
            2005                 0.80%    0.80%      13.03     13.03       17,879     232,888       7.09%      7.09%       2.33%
JANUS ASPEN SERIES BALANCED SERVICE SHARES
            2009                 0.80%    0.80%      15.12     15.12        1,205      18,216      24.59%     24.59%       3.11%
            2008                 0.80%    0.80%      12.13     12.13          311       3,773     -16.68%    -16.68%       0.93%
            2007                 0.60%    0.80%      13.93     14.63        2,442      35,404       9.41%      9.63%       2.27%
            2006                 0.60%    0.80%      12.71     13.37        2,352      31,097       9.54%      9.74%       1.20%
            2005                 0.60%    0.80%      12.15     12.21        7,492      90,996       6.80%      6.80%       1.97%
JANUS ASPEN SERIES ENTERPRISE SERVICE SHARES
            2009                 0.80%    0.80%      16.26     19.69        2,027      33,334      43.29%     43.31%       0.00%
            2008                 0.80%    0.80%      11.35     13.74        2,799      31,959     -44.30%    -44.30%       0.06%
            2007                 0.60%    0.80%      20.37     24.67        3,679      74,751      20.75%     20.77%       0.07%
            2006                 0.80%    0.80%      16.87     20.43        3,449      58,404      12.40%     12.43%       0.00%
            2005                 0.80%    0.80%      15.01     18.17        2,831      42,667      11.12%     11.13%       0.00%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES GLOBAL TECHNOLOGY SERVICE SHARES
            2009                 0.80%    0.80%     $ 4.40    $ 4.40        3,084  $   13,577      55.65%     55.65%       0.00%
            2008                 0.80%    0.80%       2.83      2.83        2,712       7,671     -44.42%    -44.42%       0.09%
            2007                 0.80%    0.80%       5.09      5.09        2,568      13,070      20.73%     20.73%       0.35%
            2006                 0.80%    0.80%       4.22      4.22        2,443      10,298       6.97%      6.97%       0.00%
            2005                 0.80%    0.80%       3.94      3.94        2,930      11,546      10.66%     10.66%       0.00%
JANUS ASPEN SERIES WORLDWIDE
            2009                 0.80%    0.80%       8.76      8.76       15,915     139,449      36.60%     36.60%       1.45%
            2008                 0.80%    0.80%       6.41      6.41       17,122     109,832     -45.10%    -45.10%       1.24%
            2007                 0.80%    0.80%      11.68     11.68       17,194     200,905       8.75%      8.75%       0.76%
            2006                 0.80%    0.80%      10.74     10.74       18,250     196,084      17.26%     17.26%       1.82%
            2005                 0.80%    0.80%       9.16      9.16       22,389     205,135       5.02%      5.02%       1.37%
JANUS ASPEN SERIES WORLDWIDE SERVICE SHARES
            2009                 0.80%    0.80%       9.98     10.18        2,201      22,355      36.31%     36.33%       1.28%
            2008                 0.80%    0.80%       7.32      7.47        2,186      16,291     -45.25%    -45.25%       1.03%
            2007                 0.80%    0.80%      13.37     13.64        2,138      29,108       8.49%      8.49%       0.57%
            2006                 0.80%    0.80%      12.32     12.57        2,133      26,773      16.97%     16.97%       2.15%
            2005                 0.80%    0.80%      10.53     10.75          275       2,924       4.67%      4.78%       1.26%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2009                 0.50%    0.80%       9.14     18.52       10,870     188,639      37.22%     37.64%       0.00%
            2008                 0.50%    0.80%       6.66     13.50       11,491     147,717     -39.62%    -39.43%       0.00%
            2007                 0.50%    0.80%      11.00     22.35       11,319     250,341       2.60%      2.87%       0.00%
            2006                 0.50%    0.80%      21.79     21.79       11,636     252,092      14.60%     14.60%       0.00%
            2005                 0.80%    0.80%      19.01     19.01       11,547     219,547       2.54%      2.54%       0.00%
LVIP COHEN & STEERS GLOBAL REAL ESTATE
            2009                 0.50%    0.50%       6.56      6.56          493       3,236      37.15%     37.15%       0.00%
            2008       1/18/08   0.50%    0.50%       4.78      4.78        1,070       5,116     -37.97%    -37.97%       1.41%
LVIP COLUMBIA VALUE OPPORTUNITIES
            2008       7/24/08   0.60%    0.80%       6.17      6.19        3,922      24,263     -28.29%    -28.23%       0.49%
LVIP DELAWARE BOND
            2009                 0.50%    0.80%      12.60     18.23       47,964     733,573      17.95%     18.31%       4.22%
            2008                 0.50%    0.80%      10.65     15.46       53,390     693,143      -3.70%     -3.41%       4.53%
            2007                 0.50%    0.80%      11.02     16.05       61,879     831,329       4.60%      4.92%       5.07%
            2006                 0.50%    0.80%      11.02     15.34       57,012     743,349       3.88%      4.09%       4.17%
            2005                 0.60%    0.80%      10.58     14.77       62,996     831,890       1.82%      2.02%       4.24%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION
            2009                 0.60%    0.60%      12.63     12.63          573       7,243      31.20%     31.20%       0.59%
            2008                 0.60%    0.60%       9.63      9.63        2,158      20,774     -33.62%    -33.62%       3.78%
            2007                 0.60%    0.80%      14.50     15.31        3,962      58,850       5.53%      5.74%       1.67%
            2006                 0.60%    0.80%      14.51     14.51        2,896      41,574      13.60%     13.60%       1.19%
            2005                 0.80%    0.80%      11.89     11.89        2,576      32,102       5.95%      5.95%       1.94%
LVIP DELAWARE GROWTH AND INCOME
            2009                 0.50%    0.50%       9.07      9.07        5,708      51,764      24.06%     24.06%       1.15%
            2008                 0.50%    0.50%       7.31      7.31        5,432      39,706     -36.09%    -36.09%       1.47%
            2007                 0.50%    0.50%      11.44     11.44        4,299      49,174       5.60%      5.60%       2.24%
            2006      11/17/06   0.50%    0.50%      10.83     10.83        3,022      32,732       1.33%      1.33%       0.00%
LVIP DELAWARE SOCIAL AWARENESS
            2009                 0.80%    0.80%      11.55     15.90        1,131      13,153      28.95%     28.96%       0.75%
            2008                 0.80%    0.80%       8.96     12.33        1,024       9,211     -34.93%    -34.93%       0.94%
            2007                 0.80%    0.80%      13.76     18.95          961      13,273       2.15%      2.15%       0.87%
            2006                 0.80%    0.80%      13.47     18.55          903      12,235      11.41%     11.44%       0.91%
            2005                 0.80%    0.80%      12.09     16.65          838      10,214      11.14%     11.14%       0.89%
LVIP JANUS CAPITAL APPRECIATION
            2009                 0.60%    0.80%       8.44     11.89        7,008      60,442      37.42%     37.70%       0.87%
            2008                 0.60%    0.80%       6.14      8.64        7,197      45,643     -41.29%    -41.17%       0.65%
            2007                 0.60%    0.80%      10.46     14.68        9,569     102,164      19.46%     19.70%       0.28%
            2006                 0.60%    0.80%       8.76     12.27       11,555     102,829       8.80%      9.05%       0.21%
            2005                 0.60%    0.80%       8.05      8.05        9,942      80,458       3.37%      3.37%       0.28%


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

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
LVIP MARSICO INTERNATIONAL GROWTH
            2009                 0.60%    0.60%     $ 7.70    $ 7.70          617  $    4,746      35.00%     35.00%       1.08%
            2008       6/25/08   0.60%    0.60%       5.70      5.70          212       1,208     -43.31%    -43.31%       1.37%
LVIP MFS VALUE
            2009                 0.60%    0.80%       7.88      7.91        2,259      17,860      20.00%     20.24%       0.34%
            2008                 0.60%    0.80%       6.58      6.58       15,592     102,502     -32.72%    -32.72%       2.68%
            2007      12/18/07   0.60%    0.60%       9.78      9.78          149       1,463       0.91%      0.91%       0.00%
LVIP MID-CAP VALUE
            2009                 0.50%    0.50%       7.29      7.29          148       1,076      41.85%     41.85%       0.54%
            2008       1/25/08   0.50%    0.50%       5.14      5.14           65         333     -34.69%    -34.69%       0.42%
LVIP MONDRIAN INTERNATIONAL VALUE
            2009                 0.50%    0.80%      10.00     20.89       18,987     295,082      20.27%     20.63%       3.35%
            2008                 0.50%    0.80%       8.29     17.37       19,317     247,913     -37.16%    -36.97%       4.88%
            2007                 0.50%    0.80%      13.16     27.64       19,284     404,105      10.60%     10.93%       1.66%
            2006                 0.50%    0.80%      16.97     24.99       26,945     519,404      28.97%     29.23%       3.07%
            2005                 0.60%    0.80%      13.14     19.38       14,048     225,064      11.65%     11.86%       2.26%
LVIP MONEY MARKET
            2009                 0.50%    0.80%      10.96     12.27       42,826     493,425      -0.50%     -0.20%       0.29%
            2008                 0.50%    0.80%      10.98     12.33       29,453     338,242       1.53%      1.84%       2.32%
            2007                 0.50%    0.80%      10.78     12.14       37,019     414,885       4.13%      4.44%       4.87%
            2006                 0.50%    0.80%      10.58     11.66       54,528     583,573       3.85%      4.05%       4.66%
            2005                 0.60%    0.80%      10.19     11.23       29,792     318,451       1.97%      2.17%       2.79%
LVIP SSGA BOND INDEX
            2009       5/11/09   0.50%    0.60%      10.70     10.72        7,888      84,534       2.28%      3.32%       2.43%
LVIP SSGA DEVELOPED INTERNATIONAL 150
            2009       7/22/09   0.50%    0.50%       7.94      7.94        1,251       9,933      16.76%     16.76%       1.70%
LVIP SSGA EMERGING MARKETS 100
            2009       7/22/09   0.50%    0.50%      11.72     11.72          738       8,650      26.53%     26.53%       1.40%
LVIP SSGA INTERNATIONAL INDEX
            2009       5/11/09   0.50%    0.60%       7.37      7.38        4,524      33,358      15.74%     26.28%       1.73%
LVIP SSGA LARGE CAP 100
            2009       7/22/09   0.50%    0.50%       8.46      8.46        2,669      22,586      24.49%     24.49%       1.54%
LVIP SSGA S&P 500 INDEX
            2009                 0.50%    0.60%       9.32      9.32       29,229     270,509      25.35%     25.35%       1.57%
            2008                 0.60%    0.60%       7.44      7.44       24,183     179,882     -37.57%    -37.57%       3.58%
            2007       6/29/07   0.60%    0.60%      11.91     11.91          869      10,354      -1.77%     -1.77%       1.06%
LVIP SSGA SMALL-CAP INDEX
            2009                 0.50%    0.60%       7.58      7.60        5,472      41,492      25.27%     25.37%       0.97%
            2008                 0.50%    0.60%       6.05      6.05        2,371      14,346     -34.37%    -34.37%       1.37%
            2007       6/29/07   0.60%    0.60%       9.22      9.22          749       6,908      -8.01%     -8.01%       0.62%
LVIP SSGA SMALL-MID CAP 200
            2009       7/22/09   0.50%    0.50%      10.01     10.01          562       5,628      29.66%     29.66%       1.82%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH
            2009                 0.50%    0.60%       9.53      9.53        4,078      39,975      45.61%     45.61%       0.12%
            2008                 0.50%    0.50%       6.54      6.54        3,542      23,182     -43.06%    -43.06%       0.00%
            2007                 0.50%    0.50%      11.49     11.49        2,241      25,756      13.02%     13.02%       0.00%
            2006      11/17/06   0.50%    0.50%      10.17     10.17        1,527      15,531      -0.39%     -0.39%       0.00%
LVIP TURNER MID-CAP GROWTH
            2009                 0.50%    0.60%       8.20      8.23        1,094       8,979      47.54%     47.83%       0.00%
            2008                 0.50%    0.60%       5.56      5.56          845       4,699     -49.63%    -49.63%       0.00%
            2007      12/18/07   0.60%    0.60%      11.03     11.03          134       1,480       3.02%      3.02%       0.00%
LVIP WELLS FARGO INTRINSIC VALUE
            2009                 0.80%    0.80%       8.39     12.04          490       4,292      22.32%     22.33%       0.80%
            2008                 0.60%    0.80%       7.62      9.84          839       6,162     -38.81%    -38.70%       2.46%
            2007                 0.60%    0.80%      12.44     16.08          297       3,815       3.52%      3.73%       1.19%
            2006                 0.60%    0.80%      15.54     15.54          312       3,884      10.38%     10.38%       0.68%
            2005                 0.80%    0.80%      14.07     14.07          886      12,466       3.66%      3.66%       1.01%
LVIP WILSHIRE 2030 PROFILE
            2009                 0.60%    0.60%       9.16      9.16       29,139     266,985      27.18%     27.18%       1.73%
            2008        9/8/08   0.60%    0.60%       7.20      7.20       30,018     216,249     -22.56%    -22.56%       0.90%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
LVIP WILSHIRE AGGRESSIVE PROFILE
            2009                 0.60%    0.80%     $11.04    $11.14        2,565  $   28,379      29.75%     30.02%       6.82%
            2008                 0.60%    0.80%       8.51      8.51        2,665      22,709     -40.93%    -40.93%       0.63%
            2007                 0.80%    0.80%      14.41     14.41        2,051      29,550      10.13%     10.13%       0.89%
            2006        3/3/06   0.80%    0.80%      13.08     13.08        1,868      24,436      10.01%     10.01%       0.95%
LVIP WILSHIRE CONSERVATIVE PROFILE
            2009                 0.60%    0.80%      12.25     12.36       10,808     133,370      23.85%     24.10%       4.75%
            2008                 0.60%    0.80%       9.89      9.96        7,505      74,636     -19.09%    -18.93%       3.15%
            2007                 0.60%    0.80%      12.22     12.22        1,919      23,507       6.92%      6.92%       1.74%
            2006        3/3/06   0.80%    0.80%      11.43     11.43          885      10,112       6.48%      6.48%       1.61%
LVIP WILSHIRE MODERATE PROFILE
            2009                 0.50%    0.50%      10.82     10.82       14,189     153,480      27.40%     27.40%       3.79%
            2008                 0.50%    0.50%       8.49      8.49       16,484     139,960     -26.98%    -26.98%       2.16%
            2007                 0.50%    0.50%      11.63     11.63        9,632     112,004       8.72%      8.72%       1.35%
            2006       11/3/06   0.50%    0.50%      10.70     10.70        9,817     104,996       3.79%      3.79%       0.76%
LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE
            2009                 0.50%    0.80%      10.02     10.02       15,673     164,907      28.39%     28.39%       5.82%
            2008                 0.50%    0.50%       7.80      7.80       31,411     245,108     -33.75%    -33.75%       2.63%
            2007       9/25/07   0.50%    0.50%      11.78     11.78          378       4,449       0.20%      0.20%       0.21%
M FUND BRANDES INTERNATIONAL EQUITY
            2009                 0.60%    0.60%      13.07     13.07        1,858      24,294      24.53%     24.53%       2.46%
            2008                 0.60%    0.60%      10.50     10.50        1,946      20,427     -40.21%    -40.21%       3.52%
            2007                 0.60%    0.60%      17.55     17.55        1,505      26,419       7.36%      7.36%       2.13%
            2006       3/10/06   0.60%    0.60%      16.35     16.35          829      13,553      19.48%     19.48%       1.35%
M FUND FRONTIER CAPITAL APPRECIATION
            2009                 0.60%    0.60%      14.43     14.43          515       7,435      47.73%     47.73%       0.05%
            2008                 0.60%    0.60%       9.77      9.77          576       5,628     -42.39%    -42.39%       0.00%
            2007                 0.60%    0.60%      16.95     16.95          522       8,858      11.25%     11.25%       0.00%
            2006       7/14/06   0.60%    0.60%      15.24     15.24          506       7,711      13.60%     13.60%       0.00%
MFS VIT CORE EQUITY
            2005                 0.00%    0.00%         --        --           --          --       0.00%      0.00%       0.80%
MFS VIT GROWTH
            2009                 0.60%    0.80%       9.42     13.86       14,494     137,633      36.58%     36.86%       0.31%
            2008                 0.60%    0.80%       6.90     10.13       14,325     100,837     -37.92%    -37.79%       0.25%
            2007                 0.60%    0.80%      11.11     20.42       18,534     231,289      20.20%     20.45%       0.00%
            2006                 0.60%    0.80%       9.24     16.98       15,127     143,495       7.03%      7.24%       0.00%
            2005                 0.60%    0.80%       8.64      8.64       16,668     146,358       8.32%      8.32%       0.00%
MFS VIT TOTAL RETURN
            2009                 0.50%    0.80%      10.25     15.16       15,888     202,962      17.08%     17.44%       3.56%
            2008                 0.50%    0.80%       8.73     12.95       14,802     163,875     -22.75%    -22.52%       2.70%
            2007                 0.50%    0.80%      11.26     16.77       10,784     165,317       3.38%      3.69%       2.54%
            2006                 0.50%    0.80%      12.44     16.22       14,721     210,726      11.00%     11.22%       2.23%
            2005                 0.60%    0.80%      12.18     14.61       20,073     260,400       2.00%      2.00%       2.06%
MFS VIT UTILITIES
            2009                 0.50%    0.80%      13.19     27.64       36,208     710,682      32.16%     32.55%       4.18%
            2008                 0.50%    0.80%       9.95     20.92       27,814     414,389     -38.17%    -37.98%       1.54%
            2007                 0.50%    0.80%      16.05     33.83       21,348     521,068      26.88%     27.26%       0.74%
            2006                 0.50%    0.80%      18.59     26.66       13,519     260,853      30.20%     30.51%       1.94%
            2005                 0.60%    0.80%      14.87     20.48       11,259     168,725      15.90%     15.91%       0.57%
NB AMT MID-CAP GROWTH
            2009                 0.50%    0.80%       9.27     17.52       41,507     527,638      30.55%     30.94%       0.00%
            2008                 0.50%    0.80%       7.08     13.42       44,875     436,358     -43.89%    -43.72%       0.00%
            2007                 0.50%    0.80%      12.58     23.92       44,409     770,212      21.55%     21.92%       0.00%
            2006                 0.50%    0.80%      13.65     19.68       45,822     652,874      13.78%     14.01%       0.00%
            2005                 0.60%    0.80%      12.00     17.30       48,180     602,750      12.84%     12.84%       0.00%
NB AMT PARTNERS
            2009                 0.80%    0.80%      13.35     13.35        4,884      65,223      54.83%     54.83%       2.62%
            2008                 0.80%    0.80%       8.62      8.62        5,247      45,249     -52.77%    -52.77%       0.57%
            2007                 0.80%    0.80%      18.26     18.26        4,840      88,389       8.46%      8.46%       0.63%
            2006                 0.80%    0.80%      16.84     16.84        4,771      80,328      11.35%     11.35%       0.68%
            2005                 0.80%    0.80%      15.12     15.12        6,771     102,376      17.11%     17.11%       1.27%


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

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
NB AMT REGENCY
            2009                 0.50%    0.80%     $  8.46   $16.61        3,125  $   35,743      45.39%     45.82%       1.79%
            2008                 0.50%    0.80%       5.80     11.43        4,142      32,121     -46.25%    -46.09%       1.31%
            2007                 0.50%    0.80%      10.77     21.26        3,329      50,175       2.48%      2.79%       0.53%
            2006                 0.50%    0.80%      14.27     20.74        2,238      34,378      10.28%     10.50%       0.47%
            2005                 0.60%    0.80%      12.91     18.81        1,168      19,930      11.11%     11.32%       0.09%
PIMCO VIT COMMODITY REAL RETURN ADMINISTRATIVE CLASS
            2009       8/27/09   0.60%    0.80%      12.57     12.58        3,086      38,818      14.71%     17.28%       4.56%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
            2009                 0.80%    0.80%      11.47     11.47          211       2,417      25.01%     25.01%       0.00%
            2008                 0.80%    0.80%       9.18      9.18          231       2,121     -17.74%    -17.74%       0.00%
            2007                 0.80%    0.80%      11.16     11.16          279       3,116      -1.39%     -1.39%       0.74%
            2006                 0.80%    0.80%      11.31     11.31          259       2,930       1.97%      1.97%       0.30%
            2005                 0.80%    0.80%      11.10     11.10          803       9,623      12.28%     12.28%       0.05%
PUTNAM VT GROWTH & INCOME CLASS IB
            2009                 0.80%    0.80%      10.30     10.30        1,142      11,760      28.78%     28.78%       2.67%
            2008                 0.80%    0.80%       8.00      8.00        1,167       9,336     -39.19%    -39.19%       2.15%
            2007                 0.80%    0.80%      13.15     13.15        1,191      15,665      -6.79%     -6.79%       1.29%
            2006                 0.80%    0.80%      14.11     14.11        1,213      17,107      14.99%     14.99%       1.51%
            2005                 0.80%    0.80%      12.27     12.27        1,234      15,145       4.39%      4.39%       1.57%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2009.

                                                       AGGREGATE     AGGREGATE
                                                        COST OF      PROCEEDS
SUBACCOUNT                                             PURCHASES    FROM SALES
------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                          $  24,943    $  32,461
AIM V.I. Core Equity                                      16,197       26,549
AIM V.I. International Growth                             10,610        8,247
ABVPSF Global Thematic Growth Class A                      1,076        7,367

                                                       AGGREGATE   AGGREGATE
                                                        COST OF     PROCEEDS
SUBACCOUNT                                             PURCHASES   FROM SALES
-----------------------------------------------------------------------------
ABVPSF Growth and Income Class A                       $   8,535    $  4,786
ABVPSF International Value Class A                        24,475      57,875
ABVPSF Large Cap Growth Class A                           22,973       1,153
ABVPSF Small/Mid Cap Value Class A                        62,091      15,385
American Century VP Inflation Protection                  59,117      14,562
American Funds Global Growth Class 2                       8,657      63,661
American Funds Global Small Capitalization Class 2        30,957      24,946
American Funds Growth Class 2                            218,034     103,687
American Funds Growth-Income Class 2                     211,415      50,944
American Funds International Class 2                     177,232     169,955
BlackRock Global Allocation V.I.                         113,703       2,575
Delaware VIP Diversified Income                           47,896      67,973
Delaware VIP Emerging Markets                             81,279      65,665
Delaware VIP High Yield                                   30,164      63,786
Delaware VIP Limited-Term Diversified Income              43,943       1,671
Delaware VIP REIT                                         88,463      31,472
Delaware VIP Small Cap Value                              72,504      49,440
Delaware VIP Trend                                        17,143      13,479
Delaware VIP U.S. Growth                                 185,761       7,543
Delaware VIP Value                                        22,901      62,579
DWS VIP Equity 500 Index Class A                          34,663      98,204
DWS VIP Small Cap Index Class A                           26,773      14,066
Fidelity VIP Contrafund Service Class                     92,112      40,758
Fidelity VIP Equity-Income Service Class                  11,955       6,250
Fidelity VIP Growth Service Class                          1,799         485
Fidelity VIP Growth Opportunities Service Class            6,160       1,463
Fidelity VIP High Income Service Class                     9,425      12,848
Fidelity VIP Mid Cap Service Class                       111,242       7,799
Fidelity VIP Overseas Service Class                        9,835       4,328
FTVIPT Franklin Income Securities                         50,379      36,901
FTVIPT Franklin Small-Mid Cap Growth Securities            9,185       8,553
FTVIPT Mutual Shares Securities                            9,345      22,117
FTVIPT Templeton Foreign Securities Class 2                8,088       3,935
FTVIPT Templeton Global Bond Securities                   68,281       6,291
FTVIPT Templeton Growth Securities                         9,473       4,835
FTVIPT Templeton Growth Securities Class 2                   855       1,170
Janus Aspen Series Balanced                               25,832      44,861
Janus Aspen Series Balanced Service Shares                13,546         541
Janus Aspen Series Enterprise Service Shares                 479      10,709
Janus Aspen Series Global Technology Service Shares        1,517         570
Janus Aspen Series Worldwide                              15,553      26,291
Janus Aspen Series Worldwide Service Shares                  982         759
LVIP Baron Growth Opportunities Service Class              2,109      15,328
LVIP Cohen & Steers Global Real Estate                     3,469       9,140
LVIP Columbia Value Opportunities                            580      26,076
LVIP Delaware Bond                                       102,787     151,962
LVIP Delaware Foundation Aggressive Allocation             4,904      23,676
LVIP Delaware Growth and Income                            5,931       3,984
LVIP Delaware Social Awareness                             2,137         655
LVIP Janus Capital Appreciation                            3,473       5,775
LVIP Marsico International Growth                          2,637         352
LVIP MFS Value                                             5,614     101,692
LVIP Mid-Cap Value                                           563         178
LVIP Mondrian International Value                         32,677      26,646
LVIP Money Market                                        306,311      43,603
LVIP SSgA Bond Index                                      85,087         723
LVIP SSgA Developed International 150                      9,547          69
LVIP SSgA Emerging Markets 100                             7,993         546
LVIP SSgA International Index                             28,498         334
LVIP SSgA Large Cap 100                                   21,147       1,136
LVIP SSgA S&P 500 Index                                  147,171      98,032

                                                       AGGREGATE   AGGREGATE
                                                        COST OF     PROCEEDS
SUBACCOUNT                                             PURCHASES   FROM SALES
-----------------------------------------------------------------------------
LVIP SSgA Small-Cap Index                              $  21,103    $  1,383
LVIP SSgA Small-Mid Cap 200                                5,131         164
LVIP T. Rowe Price Structured Mid-Cap Growth               9,951       3,997
LVIP Turner Mid-Cap Growth                                 1,893         433
LVIP Wells Fargo Intrinsic Value                             532       3,695
LVIP Wilshire 2030 Profile                                 6,236       7,755
LVIP Wilshire Aggressive Profile                           3,784       1,965
LVIP Wilshire Conservative Profile                        50,815       8,637
LVIP Wilshire Moderate Profile                            38,287      57,561
LVIP Wilshire Moderately Aggressive Profile               92,848     193,089
M Fund Brandes International Equity                          529       1,107
M Fund Frontier Capital Appreciation                         107         802
MFS VIT Growth                                             8,371       9,682
MFS VIT Total Return                                      58,456      42,216
MFS VIT Utilities                                        182,531      31,166
NB AMT Mid-Cap Growth                                     21,123      62,274
NB AMT Partners                                            7,852       4,379
NB AMT Regency                                             4,519      13,697
PIMCO VIT Commodity Real Return Administrative Class      38,827         808
Putnam VT Global Health Care Class IB                        384         357
Putnam VT Growth & Income Class IB                           265         297

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2009.

                                                                  NET
                                                       SHARES    ASSET   FAIR VALUE
SUBACCOUNT                                              OWNED    VALUE    OF SHARES   COST OF SHARES
----------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                          15,608   $20.33   $  317,306     $  403,231
AIM V.I. Core Equity                                   12,591    24.92      313,767        331,935
AIM V.I. International Growth                           4,036    26.01      104,969         88,451
ABVPSF Global Thematic Growth Class A                   7,297    16.73      122,086        105,534
ABVPSF Growth and Income Class A                        8,180    15.20      124,333        171,024
ABVPSF International Value Class A                      1,790    14.70       26,320         28,631
ABVPSF Large Cap Growth Class A                         1,097    25.36       27,810         25,140
ABVPSF Small/Mid Cap Value Class A                     16,003    13.41      214,597        230,849
American Century VP Inflation Protection               13,896    10.74      149,243        143,373
American Funds Global Growth Class 2                    1,565    19.50       30,512         30,672
American Funds Global Small Capitalization Class 2      7,611    17.75      135,093        153,568
American Funds Growth Class 2                          24,756    46.10    1,141,242      1,282,155
American Funds Growth-Income Class 2                   25,925    31.18      808,332        885,817
American Funds International Class 2                   52,455    17.11      897,513        973,490
BlackRock Global Allocation V.I.                        7,852    14.92      117,156        111,251
Delaware VIP Diversified Income                        13,978    10.98      153,476        135,963
Delaware VIP Emerging Markets                          22,869    18.87      431,540        403,682
Delaware VIP High Yield                                31,866     5.67      180,678        173,866
Delaware VIP Limited-Term Diversified Income            4,309    10.01       43,129         42,304
Delaware VIP REIT                                      53,936     7.75      418,008        623,880
Delaware VIP Small Cap Value                           32,503    24.31      790,147        822,705
Delaware VIP Trend                                      8,120    25.70      208,673        220,110
Delaware VIP U.S. Growth                               39,283     7.16      281,266        252,339
Delaware VIP Value                                      4,843    14.60       70,704         86,563
DWS VIP Equity 500 Index Class A                       29,300    11.69      342,511        363,850
DWS VIP Small Cap Index Class A                        15,719     9.90      155,614        186,537
Fidelity VIP Contrafund Service Class                  39,298    20.55      807,577      1,050,735
Fidelity VIP Equity-Income Service Class                7,348    16.75      123,087        155,596
Fidelity VIP Growth Service Class                         357    29.96       10,696         11,327
Fidelity VIP Growth Opportunities Service Class         3,448    14.48       49,925         52,374

                                                                  NET
                                                       SHARES    ASSET   FAIR VALUE
SUBACCOUNT                                              OWNED    VALUE    OF SHARES   COST OF SHARES
----------------------------------------------------------------------------------------------------
Fidelity VIP High Income Service Class                 27,183   $ 5.26   $ 142,983      $  156,024
Fidelity VIP Mid Cap Service Class                     10,091    25.41     256,402         265,435
Fidelity VIP Overseas Service Class                     8,131    14.99     121,886         132,354
FTVIPT Franklin Income Securities                       3,969    14.43      57,275          54,984
FTVIPT Franklin Small-Mid Cap Growth Securities         3,104    17.36      53,877          56,374
FTVIPT Mutual Shares Securities                           844    14.75      12,454          13,552
FTVIPT Templeton Foreign Securities Class 2             8,074    13.45     108,597         110,509
FTVIPT Templeton Global Bond Securities                 6,538    17.72     115,854         109,671
FTVIPT Templeton Growth Securities                      3,781    10.56      39,931          46,039
FTVIPT Templeton Growth Securities Class 2              1,518    10.40      15,792          18,193
Janus Aspen Series Balanced                             8,847    26.88     237,802         223,417
Janus Aspen Series Balanced Service Shares                652    27.93      18,216          17,071
Janus Aspen Series Enterprise Service Shares            1,115    29.90      33,335          31,202
Janus Aspen Series Global Technology Service Shares     2,984     4.55      13,577          11,263
Janus Aspen Series Worldwide                            5,327    26.18     139,452         153,606
Janus Aspen Series Worldwide Service Shares               862    25.93      22,355          24,236
LVIP Baron Growth Opportunities Service Class           7,876    23.95     188,643         202,928
LVIP Cohen & Steers Global Real Estate                    511     6.33       3,236           2,749
LVIP Delaware Bond                                     55,066    13.32     733,588         699,992
LVIP Delaware Foundation Aggressive Allocation            641    11.30       7,243           7,805
LVIP Delaware Growth and Income                         2,000    25.88      51,765          65,158
LVIP Delaware Social Awareness                            477    27.56      13,153          13,179
LVIP Janus Capital Appreciation                         3,108    19.45      60,443          61,041
LVIP Marsico International Growth                         426    11.14       4,746           4,487
LVIP MFS Value                                            864    20.68      17,860          19,177
LVIP Mid-Cap Value                                         94    11.47       1,076             916
LVIP Mondrian International Value                      18,924    15.59     295,088         329,136
LVIP Money Market                                      49,343    10.00     493,435         493,435
LVIP SSgA Bond Index                                    8,008    10.56      84,535          84,377
LVIP SSgA Developed International 150                   1,231     8.07       9,933           9,482
LVIP SSgA Emerging Markets 100                            783    11.04       8,650           7,514
LVIP SSgA International Index                           4,441     7.51      33,359          28,206
LVIP SSgA Large Cap 100                                 2,574     8.77      22,586          20,143
LVIP SSgA S&P 500 Index                                34,824     7.77     270,513         256,510
LVIP SSgA Small-Cap Index                               2,910    14.26      41,493          42,603
LVIP SSgA Small-Mid Cap 200                               550    10.23       5,628           4,986
LVIP T. Rowe Price Structured Mid-Cap Growth            3,556    11.24      39,976          35,888
LVIP Turner Mid-Cap Growth                              1,012     8.87       8,979          10,406
LVIP Wells Fargo Intrinsic Value                          375    11.44       4,292           5,518
LVIP Wilshire 2030 Profile                             29,352     9.10     266,989         276,177
LVIP Wilshire Aggressive Profile                        2,962     9.58      28,380          35,066
LVIP Wilshire Conservative Profile                     11,816    11.29     133,372         131,216
LVIP Wilshire Moderate Profile                         13,999    10.96     153,482         153,723
LVIP Wilshire Moderately Aggressive Profile            15,832    10.42     164,910         151,465
M Fund Brandes International Equity                     2,100    11.57      24,294          36,923
M Fund Frontier Capital Appreciation                      363    20.47       7,435           8,372
MFS VIT Growth                                          6,423    21.43     137,636         131,759
MFS VIT Total Return                                   11,608    17.48     202,916         207,724
MFS VIT Utilities                                      31,008    22.92     710,695         752,558
NB AMT Mid-Cap Growth                                  24,842    21.24     527,649         489,422
NB AMT Partners                                         6,649     9.81      65,224         101,005
NB AMT Regency                                          2,915    12.26      35,744          40,691
PIMCO VIT Commodity Real Return Administrative Class    4,514     8.60      38,819          38,071
Putnam VT Global Health Care Class IB                     199    12.16       2,417           2,441
Putnam VT Growth & Income Class IB                        817    14.40      11,760          17,084

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2009, is as follows:

                                                       UNITS       UNITS    NET INCREASE
SUBACCOUNT                                             ISSUED    REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                            6,215    (7,257)      (1,042)
AIM V.I. Core Equity                                     2,041    (3,590)      (1,549)
AIM V.I. International Growth                              823      (688)         135
ABVPSF Global Thematic Growth Class A                      113      (628)        (515)
ABVPSF Growth and Income Class A                           531      (535)          (4)
ABVPSF International Value Class A                       4,644    (8,330)      (3,686)
ABVPSF Large Cap Growth Class A                          2,267      (115)       2,152
ABVPSF Small/Mid Cap Value Class A                       6,771    (1,437)       5,334
American Century VP Inflation Protection                 5,875    (2,303)       3,572
American Funds Global Growth Class 2                       871    (5,471)      (4,600)
American Funds Global Small Capitalization Class 2       3,801    (1,855)       1,946
American Funds Growth Class 2                           25,901   (11,879)      14,022
American Funds Growth-Income Class 2                    25,650    (6,248)      19,402
American Funds International Class 2                    15,948   (12,974)       2,974
BlackRock Global Allocation V.I.                        10,258      (213)      10,045
Delaware VIP Diversified Income                          3,326    (5,310)      (1,984)
Delaware VIP Emerging Markets                            6,452    (4,706)       1,746
Delaware VIP High Yield                                  1,709    (5,187)      (3,478)
Delaware VIP Limited-Term Diversified Income             4,292      (708)       3,584
Delaware VIP REIT                                        8,999    (3,382)       5,617
Delaware VIP Small Cap Value                             6,140    (3,534)       2,606
Delaware VIP Trend                                       1,998    (1,646)         352
Delaware VIP U.S. Growth                                18,633      (724)      17,909
Delaware VIP Value                                       2,486    (6,534)      (4,048)
DWS VIP Equity 500 Index Class A                         3,236   (13,292)     (10,056)
DWS VIP Small Cap Index Class A                          2,014    (1,443)         571
Fidelity VIP Contrafund Service Class                    7,916    (3,581)       4,335
Fidelity VIP Equity-Income Service Class                   888      (594)         294
Fidelity VIP Growth Service Class                          234       (84)         150
Fidelity VIP Growth Opportunities Service Class          1,161      (205)         956
Fidelity VIP High Income Service Class                      17    (1,252)      (1,235)
Fidelity VIP Mid Cap Service Class                      11,430      (740)      10,690
Fidelity VIP Overseas Service Class                        673      (317)         356
FTVIPT Franklin Income Securities                        5,673    (3,801)       1,872
FTVIPT Franklin Small-Mid Cap Growth Securities          1,002      (859)         143
FTVIPT Mutual Shares Securities                          1,183    (2,509)      (1,326)
FTVIPT Templeton Foreign Securities Class 2                169      (301)        (132)
FTVIPT Templeton Global Bond Securities                  4,278      (581)       3,697
FTVIPT Templeton Growth Securities                         987      (585)         402
FTVIPT Templeton Growth Securities Class 2                  33       (90)         (57)
Janus Aspen Series Balanced                                887    (3,082)      (2,195)
Janus Aspen Series Balanced Service Shares                 948       (54)         894
Janus Aspen Series Enterprise Service Shares                53      (825)        (772)
Janus Aspen Series Global Technology Service Shares        522      (150)         372
Janus Aspen Series Worldwide                             2,368    (3,575)      (1,207)
Janus Aspen Series Worldwide Service Shares                 92       (77)          15
LVIP Baron Growth Opportunities Service Class              393    (1,014)        (621)
LVIP Cohen & Steers Global Real Estate                     949    (1,526)        (577)
LVIP Columbia Value Opportunities                          113    (4,035)      (3,922)
LVIP Delaware Bond                                       6,522   (11,948)      (5,426)
LVIP Delaware Foundation Aggressive Allocation             535    (2,120)      (1,585)
LVIP Delaware Growth and Income                            818      (542)         276
LVIP Delaware Social Awareness                             168       (61)         107
LVIP Janus Capital Appreciation                            494      (683)        (189)
LVIP Marsico International Growth                          457       (52)         405
LVIP MFS Value                                             905   (14,238)     (13,333)
LVIP Mid-Cap Value                                         112       (29)          83
LVIP Mondrian International Value                        2,009    (2,339)        (330)
LVIP Money Market                                       17,317    (3,944)      13,373

                                                       UNITS       UNITS    NET INCREASE
SUBACCOUNT                                             ISSUED    REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------
LVIP SSgA Bond Index                                     7,954       (66)       7,888
LVIP SSgA Developed International 150                    1,262       (11)       1,251
LVIP SSgA Emerging Markets 100                             785       (47)         738
LVIP SSgA International Index                            4,563       (39)       4,524
LVIP SSgA Large Cap 100                                  2,801      (132)       2,669
LVIP SSgA S&P 500 Index                                 21,521   (16,475)       5,046
LVIP SSgA Small-Cap Index                                3,318      (217)       3,101
LVIP SSgA Small-Mid Cap 200                                578       (16)         562
LVIP T. Rowe Price Structured Mid-Cap Growth             1,072      (536)         536
LVIP Turner Mid-Cap Growth                                 311       (62)         249
LVIP Wells Fargo Intrinsic Value                            67      (416)        (349)
LVIP Wilshire 2030 Profile                                  --      (879)        (879)
LVIP Wilshire Aggressive Profile                            95      (195)        (100)
LVIP Wilshire Conservative Profile                       5,101    (1,798)       3,303
LVIP Wilshire Moderate Profile                           3,896    (6,191)      (2,295)
LVIP Wilshire Moderately Aggressive Profile            (14,119)   (1,619)     (15,738)
M Fund Brandes International Equity                         --       (88)         (88)
M Fund Frontier Capital Appreciation                         9       (70)         (61)
MFS VIT Growth                                           1,128      (959)         169
MFS VIT Total Return                                     5,568    (4,482)       1,086
MFS VIT Utilities                                       10,413    (2,019)       8,394
NB AMT Mid-Cap Growth                                    2,556    (5,924)      (3,368)
NB AMT Partners                                             15      (378)        (363)
NB AMT Regency                                             455    (1,472)      (1,017)
PIMCO VIT Commodity Real Return Administrative Class     3,152       (66)       3,086
Putnam VT Global Health Care Class IB                       19       (39)         (20)
Putnam VT Growth & Income Class IB                          --       (25)         (25)

The change in units outstanding for the year ended December 31, 2008, is as follows:

                                                       UNITS       UNITS    NET INCREASE
SUBACCOUNT                                             ISSUED    REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                            3,472    (5,496)      (2,024)
AIM V.I. Core Equity                                     1,634    (4,452)      (2,818)
AIM V.I. International Growth                              601      (532)          69
ABVPSF Global Thematic Growth Class A                      678      (203)         475
ABVPSF Growth and Income Class A                         1,646    (3,324)      (1,678)
ABVPSF International Value Class A                       7,390    (4,903)       2,487
ABVPSF Large Cap Growth Class A                             38       (53)         (15)
ABVPSF Small/Mid Cap Value Class A                       2,180    (1,014)       1,166
American Century VP Inflation Protection                 2,893    (4,572)      (1,679)
American Funds Global Growth Class 2                     6,432      (286)       6,146
American Funds Global Small Capitalization Class 2       1,553    (1,599)         (46)
American Funds Growth Class 2                           20,255    (9,223)      11,032
American Funds Growth-Income Class 2                    17,028    (5,105)      11,923
American Funds International Class 2                    18,234    (3,492)      14,742
Delaware VIP Diversified Income                          4,483    (6,160)      (1,677)
Delaware VIP Emerging Markets                            5,701    (1,973)       3,728
Delaware VIP High Yield                                  5,421    (4,882)         539
Delaware VIP REIT                                        7,501    (4,475)       3,026
Delaware VIP Small Cap Value                             7,368    (2,930)       4,438
Delaware VIP Trend                                       3,451    (1,967)       1,484
Delaware VIP U.S. Growth                                   262      (221)          41
Delaware VIP Value                                       7,210    (8,517)      (1,307)
DWS VIP Equity 500 Index Class A                         3,933    (3,326)         607
DWS VIP Small Cap Index Class A                          2,133    (1,415)         718
Fidelity VIP Contrafund Service Class                    6,852    (4,339)       2,513
Fidelity VIP Equity-Income Service Class                 1,748      (476)       1,272
Fidelity VIP Growth Service Class                          342       (58)         284
Fidelity VIP Growth Opportunities Service Class            716      (181)         535
Fidelity VIP High Income Service Class                     112      (858)        (746)
Fidelity VIP Mid Cap Service Class                       4,226      (425)       3,801

                                                       UNITS       UNITS    NET INCREASE
SUBACCOUNT                                             ISSUED    REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------
Fidelity VIP Overseas Service Class                        494      (456)          38
FTVIPT Franklin Income Securities                        3,999    (2,046)       1,953
FTVIPT Franklin Small-Mid Cap Growth Securities          2,297      (910)       1,387
FTVIPT Mutual Shares Securities                          2,572      (189)       2,383
FTVIPT Templeton Foreign Securities Class 2                320      (352)         (32)
FTVIPT Templeton Global Bond Securities                  2,844    (1,030)       1,814
FTVIPT Templeton Growth Securities                       1,455      (361)       1,094
FTVIPT Templeton Growth Securities Class 2                 216       (75)         141
Janus Aspen Series Balanced                              1,026    (2,637)      (1,611)
Janus Aspen Series Balanced Service Shares                  17    (2,148)      (2,131)
Janus Aspen Series Global Technology Service Shares        262      (118)         144
Janus Aspen Series Enterprise Service Shares               264    (1,144)        (880)
Janus Aspen Series Worldwide                             2,058    (2,130)         (72)
Janus Aspen Series Worldwide Service Shares                112       (64)          48
LVIP Baron Growth Opportunities Service Class              877      (705)         172
LVIP Cohen & Steers Global Real Estate                   1,153       (83)       1,070
LVIP Columbia Value Opportunities                        4,121      (199)       3,922
LVIP Delaware Bond                                       7,289   (15,778)      (8,489)
LVIP Delaware Growth and Income                          1,419      (286)       1,133
LVIP Delaware Social Awareness                             111       (48)          63
LVIP Wells Fargo Intrinsic Value                           569       (27)         542
LVIP Janus Capital Appreciation                            237    (2,609)      (2,372)
LVIP Marsico International Growth                          249       (37)         212
LVIP MFS Value                                          16,122      (679)      15,443
LVIP Mid-Cap Value                                          75       (10)          65
LVIP Mondrian International Value                        3,367    (3,334)          33
LVIP Money Market                                       62,953   (70,519)      (7,566)
LVIP SSgA S&P 500 Index                                 25,799    (2,485)      23,314
LVIP SSgA Small-Cap Index                                1,788      (166)       1,622
LVIP T. Rowe Price Structured Mid-Cap Growth             1,572      (271)       1,301
LVIP Turner Mid-Cap Growth                                 739       (28)         711
LVIP Delaware Foundation Aggressive Allocation           2,235    (4,039)      (1,804)
LVIP Wilshire 2030 Profile                              30,304      (286)      30,018
LVIP Wilshire Aggressive Profile                           764      (150)         614
LVIP Wilshire Conservative Profile                       6,197      (611)       5,586
LVIP Wilshire Moderate Profile                           7,642      (790)       6,852
LVIP Wilshire Moderately Aggressive Profile             31,482      (449)      31,033
M Fund Brandes International Equity                        519       (78)         441
M Fund Frontier Capital Appreciation                        81       (27)          54
MFS VIT Growth                                           1,640    (5,849)      (4,209)
MFS VIT Total Return                                     7,785    (3,767)       4,018
MFS VIT Utilities                                        8,416    (1,950)       6,466
NB AMT Mid-Cap Growth                                    3,287    (2,821)         466
NB AMT Partners                                            667      (260)         407
NB AMT Regency                                           1,373      (560)         813
Putnam VT Growth & Income Class IB                          --       (24)         (24)
Putnam VT Global Health Care Class IB                       33       (81)         (48)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York
     and
Contract Owners of LLANY Separate Account R for Flexible Premium Variable Life Insurance

We have audited the accompanying statements of assets and liabilities of LLANY Separate Account R for Flexible Premium Variable Life Insurance ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2009, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting LLANY Separate Account R for Flexible Premium Variable Life Insurance at December 31, 2009, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/S/ ERNST & YOUNG, LLP

Philadelphia, Pennsylvania
April 1, 2010

                           PART C - OTHER INFORMATION

Item 26. EXHIBITS

(1) Resolution of the Board of Directors of Lincoln Life & Annuity Company of New York and related documents authorizing establishment of the Account.(2)

(2) Not applicable.

(3) (a) Principal Underwriting Agreement between Lincoln Financial Distributors, Inc. and Lincoln Life & Annuity Company of New York.(3)

(4) (a) Policy Form LN697 NY (6)

     (b) Estate Tax Repeal Rider - Policy Form LR511 NY(6)

     (c) No-Lapse Enhancement Rider - Policy Form LR697 NY (13)

     (d) Overloan Protection Rider - Policy Form LR540 NY(9)

     (e) Premium Reserve Rider - Policy Form LR543 NY(9)

(5) (a) Application - LFF06300-18 NY(11)

     (b) Addendum to Application - (11)

(6) (a) Articles of Incorporation of Lincoln Life & Annuity Company of New York.(1)

     (b) Bylaws of Lincoln Life & Annuity Company of New York.(1)

(7) Form of Reinsurance Contracts(9)

(8) Fund Participation Agreements, and amendments thereto, between Lincoln Life & Annuity Company of New York and:

     (a) AllianceBernstein Variable Products Series Fund, Inc.(4)

     (b) American Century Investments Variable Portfolios, Inc.(4)

     (c) American Funds Insurance Series(4)

     (d) BlackRock Variable Series Fund, Inc. (4)

     (e) Delaware VIP Trust(4)

     (f) DWS Variable Series II (4)

     (g) Fidelity Variable Insurance Products(4)

     (h) Franklin Templeton Variable Insurance Products Trust(4)

     (i) Lincoln Variable Insurance Products Trust(4)

     (j) MFS Variable Insurance Trust(12)

     (k) PIMCO Variable Insurance Trust(4)

(9) (a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York(7)

   (b) Amended and Restated Service Agreement by and between Lincoln Life & Annuity Company of New York and The Lincoln National Life Insurance Company, effective January 1, 2004.(10)

(10) Not applicable.

(11) Opinion and Consent of John L. Reizian, Esquire. (Filed herewith)

(12) Not Applicable.

(13) Not Applicable.

(14) Consent of Ernst & Young LLP, Independent Registered Public Accounting
Firm

(15) Not applicable.

(16) Not applicable.

(17) Compliance Procedures(4)

_______________

(1) Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2,
2007.

(2) Incorporated by reference to Registration Statement on Form N-8B-2 (File No. 811-08651) filed on February 11, 1998.

(3) Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6 (File No. 333-145531) filed on November 16, 2007.

(4) Incorporated by reference to Pre-Effective Amendment No. 7 on Form N-6 (File 333-155333) filed on April 1, 2010.

(5) Incorporated by reference to Post-Effective Amendment No. 8 on Form S-6 (File No. 333-46113) filed on November 13, 2001.

(6) Incorporated by reference to Pret-Effective Amendment No. 1 on Form N-6 (File No. 333-149053) filed on January 23, 2009.

(7) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(8) Incorporated by reference to Post-Effective Amendment No. 33 on Form N-4 (File No. 333-63505) filed on January 25, 2010.

(9) Incorporated by reference to Registration Statement on Form N-6 (File No. 333-148917) filed on January 29, 2008.

(10) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-84684) filed on April 7, 2004.

(11) Incorporated by reference to Registration Statement on Form N-6 (File No. 333-155333) filed on November 13, 2008.

(12) Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-141768) filed on April 2, 2009.

Item 27. Directors and Officers of the Depositor


Name                               Positions and Offices with Depositor
--------------------------------   -----------------------------------------------------------------------
Charles C. Cornelio**              Executive Vice President and Chief Administrative Officer and Director
Frederick J. Crawford**            Executive Vice President, Chief Financial Officer and Director
Robert W. Dineen***                Director
Lawrence A. Samplatsky****         Vice President and Chief Compliance Officer
Dennis R. Glass**                  President, Chief Executive Officer and Director
George W. Henderson, III           Director
Granville Capital
300 North Greene Street
Greensboro, NC 27401
Mark E. Konen*****                 Senior Vice President and Director
M. Leanne Lachman                  Director
870 United Nations Plaza, #19-E
New York, NY 10017
Louis G. Marcoccia                 Director
Senior Vice President
Syracuse University
Crouse-Hinds Hall, Suite 620
900 South Crouse Avenue
Syracuse, NY 13244
Patrick S. Pittard                 Director
20 Cates Ridge
Atlanta, GA 30327
Robert O. Sheppard*                Second Vice President, Secretary and General Counsel

   * Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202

     ** Principal business address is 150 Radnor Chester Road, Radnor, PA 19087

        *** Principal business address is Center Square West Tower, 1500 Market Street, Suite 3900, Philadelphia, PA 19102-2112

**** Principal business address is 350 Church Street, Hartford, CT 06103

*****     Principal business address is 100 North Greene Street, Greensboro, NC
27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (8)

Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln New York.

     Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account S for Flexible Premium Variable Life; Lincoln New York Account T Variable Annuity; and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                        Positions and Offices with Underwriter
-------------------------   ------------------------------------------------
Patrick J. Caulfield***     Vice President and Chief Compliance Officer
Wilford H. Fuller           President, Chief Executive Officer and Director
Anant Bhalla*               Vice President and Treasurer
James Ryan*                 Vice President and Director
Joel Schwartz*              Vice President and Director
Linda Woodward**            Secretary
Keith J. Ryan**             Vice President and Chief Financial Officer

      * Principal business address is 150 Radnor Chester Road, Radnor, PA 19087

   ** Principal business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

*** Principal business address is 350 Church Street, Hartford, CT 06103

     (c) N/A

Item 31. Location of Accounts and Records

Books of Account and corporate records are maintained by Lincoln Life & Annuity Company of New York, 100 Madison Street, Suite 1860, Syracuse, New York 13202. All other accounts, books, and documents, except accounting records, required to be maintained by the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                               SIGNATURES



Pursuant to the requirements of the Securities Act of 1933, the Registrant, LLANY Separate Account R for Flexible Premium Variable Life Insurance, has duly caused this Post-Effective Amendment Number 2 to the Registration Statement (File No.: 333-149053; 811-08651; CIK: 0001055225) on Form N-6 to
be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut, on the 1st day of April, 2010. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.


                         LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                         (REGISTRANT)



                         By          /s/ Joshua R. Durand
                           -------------------------------------------
                           Joshua R. Durand
                           Assistant Vice President
                           Lincoln Life & Annuity Company of New York




                         LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                         (DEPOSITOR)



                         By          /s/ Joshua R. Durand
                           -------------------------------------------
                           Joshua R. Durand
                           Assistant Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment Number 2 to the Registration Statement (File No.:
333-149053; 811-08651; CIK: 0001055225) has been signed below on April 1,
2010 by the following persons, as officers and directors of the Depositor, in the capacities indicated:

SIGNATURE                                                        TITLE
---------                                                        -----
/s/ Dennis R. Glass *                                            President
------------------------------------------
Dennis R. Glass

/s/ Charles C. Cornelio *                                        Executive Vice President; Chief Administration Officer and
------------------------------------------                       Director
Charles C. Cornelio

/s/ Frederick J. Crawford *                                      Executive Vice President, Chief Financial Officer and Director
------------------------------------------
Frederick J. Crawford

/s/ C. Phillip Elam II *                                         Senior Vice President, Chief Investment Officer
------------------------------------------
C. Phillip Elam II

/s/ Robert W. Dineen *                                           Director
------------------------------------------
Robert W. Dineen

/s/ George W. Henderson, III *                                   Director
------------------------------------------
George W. Henderson, III

/s/ Mark E. Konen *                                              Director
------------------------------------------
Mark E. Konen

/s/ M. Leanne Lachman *                                          Director
------------------------------------------
M. Leanne Lachman

/s/ Louis G. Marcoccia *                                         Director
------------------------------------------
Louis G. Marcoccia

/s/ Patrick S. Pittard *                                         Director
------------------------------------------
Patrick S. Pittard


*By:           /s/ John L. Reizian
    ------------------------------------------
    John L. Reizian
    Attorney-in-Fact, pursuant to a Power-
    of-Attorney filed with this Registration
    Statement

                           POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Delson R. Campbell, Kelly
D. Clevenger, Christine S. Frederick, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts , hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any amendment to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life & Annuity Flexible Premium Variable Life Account M: 333-141788; 333-141779; 333-141767; 333-141771; 333-141775; 333-141782; 333-141785;
333-141789; 333-141790; 333-148917; 333-155333
LLANY Separate Account R for Flexible Premium Variable Life: 333-141768; 333-141772; 333-141776; 333-141780; 333-141784; 333-141786; 333-149053
LLANY Separate Account S for Flexible Premium Variable Life: 333-141777; 333-141773; 333-141769
Lincoln Life & Annuity Flexible Premium Variable Life Account Y: 333-141770; 333-141774; 333-141778; 333-141783; 333-141781; 333-141787; 333-159954
Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B: 33-77496

VARIABLE ANNUITY SEPARATE ACCOUNTS:
Lincoln Life & Annuity Variable Annuity Account H: 333-141756; 333-141758; 333-141761; 333-141754; 333-141763; 333-141766; 333-147675; 333-148207;
333-147710
Lincoln Life & Annuity Variable Annuity Account L: 333-141755
Lincoln New York Account N for Variable Annuities: 333-141752; 333-141757; 333-141759; 333-141760; 333-141765; 333-141762; 333-145531; 333-148208;
333-147673; 333-147711; 333-149449

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority. When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important Information for the Agent" at the end of this document describes your agent's responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you.
You may execute a "Health Care Proxy" to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

SIGNATURE                                                     TITLE
---------                                                     -----
/s/ Dennis R. Glass *                                         President
--------------------------------------------------
Dennis R. Glass

/s/ Charles C. Cornelio *                                     Executive Vice President; Chief Administration Officer and
--------------------------------------------------            Director
Charles C. Cornelio

/s/ Frederick J. Crawford *                                   Executive Vice President, Chief Financial Officer and Director
--------------------------------------------------
Frederick J. Crawford

/s/ C. Phillip Elam II *                                      Senior Vice President, Chief Investment Officer
--------------------------------------------------
C. Phillip Elam II

/s/ Robert W. Dineen *                                        Director
--------------------------------------------------
Robert W. Dineen

/s/ George W. Henderson, III *                                Director
--------------------------------------------------
George W. Henderson, III

/s/ Mark E. Konen *                                           Director
--------------------------------------------------
Mark E. Konen

/s/ M. Leanne Lachman *                                       Director
--------------------------------------------------
M. Leanne Lachman

/s/ Louis G. Marcoccia *                                      Director
--------------------------------------------------
Louis G. Marcoccia

/s/ Patrick S. Pittard *                                      Director
--------------------------------------------------
Patrick S. Pittard

IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal's best interest;

(2) avoid conflicts that would impair your ability to act in the principal's best interest;

(3) keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record or all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in either of the following manner: (Principal's Name) by (Your Signature) as Agent, or (Your Signature) as Agent for (Principal's Name).

You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named to this document, or the principal's guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent: The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Delson R. Campbell, Kelly D. Clevenger, Christine S. Frederick, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky and John D. Weber, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
-----------------------------------------
Delson R. Campbell

/s/ Kelly D. Clevenger
-----------------------------------------
Kelly D. Clevenger

/s/ Christine S. Frederick
-----------------------------------------
Christine S. Frederick

/s/ Brian A. Kroll
-----------------------------------------
Brian A. Kroll

/s/ John L. Reizian
-----------------------------------------
John L. Reizian

/s/ Lawrence A. Samplatsky
-----------------------------------------
Lawrence A. Samplatsky

/s/ John D. Weber
-----------------------------------------
John D. Weber



Version: February 2010